As filed with the Securities and Exchange Commission on April 30, 2024

Registration Nos. 333-84023; 811-09507

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 28	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 56	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3120 139th Ave SE, Suite 300, Bellevue, Washington 98005

(Address of Depositor’s Principal Executive Offices)

1-800-238-9671

(Depositor’s Telephone Number)

Tina de Jong

Special Corporate Counsel and Corporate Secretary

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2024 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

Prospectus

May 1, 2024

Farmers® Variable Universal Life

A Flexible Premium Variable Universal Life Insurance Policy

ISSUED THROUGH:

Farmers Variable Life Separate Account A

BY

Farmers New World Life Insurance Company

This prospectus describes the Farmers® Variable Universal Life, an individual flexible premium variable life insurance policy, (the “Policy”) issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the Death Benefit Proceeds) payable on the Insured’s life if the Insured dies while the Policy is in force. The amount of life insurance, may increase or decrease, depending on the number of years the Policy is in force and the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “Variable Account”) in which you invest. You choose one of two death benefit options. This Policy is currently not being issued.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or to maintain this Policy through a loan or through Surrenders or partial Surrenders from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of Premiums. Please read the “Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accelerated Benefit for Terminal Illness Insured

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). The Primary Proposed Insured named on the application for life insurance under the policy. No other Insured covered under the Policy or its riders is included as an Accelerated Benefit for Terminal Illness Insured. Subject to this definition, the Accelerated Benefit for Terminal Illness Insured is sometimes referred to as the “Insured” in this rider.

Accumulation Unit Value

An accounting unit used to calculate the variable account value. It is a measure of the net investment results of each of the variable Subaccounts.

Attained Age

The Insured’s age on the issue date plus the number of years completed since the issue date.

Beneficiary

The beneficiary is the person or persons named to receive the proceeds at the insured’s death. The beneficiary is as named in the application or as changed by the owner’s signed request while the insured is living.

Benefit Amount

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). The Accelerated Benefit for Terminal Illness amount payable under the rider, as specified in the Benefits section of this rider.

Benefit Percentage

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). The Benefit Percentage is:

1.	The Benefit Amount before any adjustments and deductions, divided by
2.	The current death benefit provided by the Policy excluding any attached riders.

Business Day/Valuation Day

Each day on which the New York Stock Exchange (“NYSE”) is open for business. Farmers New World Life Insurance Company is open to administer the policy on each day that NYSE is open for regular trading. When we use the term “Business Day” in this statement of additional information, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Value

The Contract Value minus any applicable Surrender charge.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account plus the fixed account and the loan account.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

If the insured dies while the Policy is in force, we will pay the proceeds to the beneficiary on receipt of due proof of death. The amount payable is: 1) the death benefit then in effect; less 2) any monthly deductions due and unpaid at the date of death; less 3) any loans and accrued loan interest; plus 4) the amounts to be paid under the terms of any attached riders.

Diagnosis

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). The definitive establishment, acceptable to us, of a Terminal Illness through the use of clinical and/or laboratory findings and subject to the terms and conditions of the rider. The Diagnosis must be made by a Physician as defined in the rider.

Fixed Account

An account that is part of our general account, and is not part of or dependent on the investment performance of the variable account.

Fixed Account Value

The portion of the contract value allocated to the fixed account.

Fund(s)

Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the Funds that are listed in Appendix A of the Prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Initial Premium

The amount you must pay before insurance coverage begins under the Policy. The Initial Premium is shown on your Policy’s specification page.

Insured

The person whose life is insured by the Policy.

Issue Age

The Insured’s age as of the last birthday before the issue date.

Issue Date

The effective date for coverage. Policy months, years, and anniversaries are measured from the issue date. The initial premium (times the percent of premium factor) is allocated to the fixed account on the issue date. The first monthly deduction occurs on the issue date. The entire contract value remains allocated to the fixed account until the reallocation date.

Lapse

If the surrender value becomes zero, the policy will enter a 61-day grace period unless cumulative premiums less withdrawals exceed cumulative minimum premiums. If cumulative premiums less withdrawals exceed cumulative minimum premiums, the policy will enter the 61-day grace period when the contract value minus any outstanding policy loan and accrued loan interest is insufficient to pay the entire monthly deduction due. At the end of the grace period the policy will terminate without value unless a premium payment or loan repayment is made and is sufficient to cause either one of the following conditions: 1) The surrender value exceeds zero, after deducting all due and unpaid monthly deductions; or 2) Both of the following occur: a) cumulative premiums less withdrawals exceed cumulative minimum premiums; and b) the contract value minus any outstanding policy loan and accrued loan interest exceeds zero, after deducting all due and unpaid monthly deductions.

Loan Amount

While the Policy is in force, you may make a loan for all or part of the loan value. You must assign the Policy to us as sole security. An amount equal to the loan will be transferred from the Subaccounts and the fixed account to the loan account. The loan account is part of our general account. If allocation instructions are not specified in your loan request, the loan will be withdrawn from the Subaccounts and the fixed account on a pro-rata basis.

Major Organs

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). Human bone marrow or an entire human heart, kidney, lung, pancreas or liver.

Maturity Date

The Maturity Date of the Policy is the Policy anniversary when the Insured’s Attained Age is 110. The maturity date is shown on the Policy Specifications page. If the Policy is in force on the Maturity Date we will send you the Surrender Value and all coverage will end.

Monthly Deduction

The amount deducted from the contract value each month to pay for the insurance coverage. This includes the monthly cost of insurance charge and any monthly administration charge. The monthly deduction for the policy and the riders are separate deductions. The first monthly deduction occurs on the issue date.

Monthly Due Date

The day of each month on which policy charges are determined and deducted. The monthly due date is shown on the Policy Specification page.

NYSE

The New York Stock Exchange

Percent of Premium Factor

The factor multiplied by all premium payments to determine the amount of premium credited to the contract value. This factor is shown on the Policy Specifications page.

Physician

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). A licensed Doctor of Medicine (M.D.) or Doctor of Osteopathy (D.O.), practicing within the scope of his or her license issued by the jurisdiction in which such person’s services are rendered. Such jurisdiction must be within the United States of America or its territories.

The Physician may not be:

1.	The Insured;
2.	The Policy Owner;
3.	A Family Member;
4.	A person who practices in the same medical group as the Insured, Policy Owner, or a Family Member;
5.	A business partner of the Insured, Policy Owner, or a Family Member;
6.	A person living at the same address as the Insured, Policy Owner, or a Family Member.

Portfolio

A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in the Prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the percent of premium factor.

Principal Sum

The amount of initial death benefit shown on the Policy Specifications page. You may increase or decrease the principal sum, subject to certain conditions. The actual death benefit proceeds paid may be more or less than the principal sum.

Reallocation Date

The date the contract value in the fixed account is allocated to the Subaccounts and to the fixed account based on the premium payment allocation percentages specified in the application. The reallocation date is the record date plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy on our books as an in force policy.

Right to Examine Period

You may cancel the Policy at any time within 10 days after you receive it be delivering or mailing it to our Home Office. This shall void the Policy from the beginning and the parties shall be in the same positions as if no Policy had been issued. We will refund the greater of all premiums you paid for the Policy or the contract value on the date we receive the returned Policy at our Home Office.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll free at 1-877-376-8008.

Subaccount

A division of the variable account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Surrender

To cancel the Policy by signed request from the owner.

Surrender Value

The cash value minus any outstanding policy loan and accrued loan interest.

Tax Code

The Internal Revenue Code of 1986, as amended.

Terminal Illness

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). A medical condition that with reasonable medical certainty will result in the Insured’s death within 12 months from the date of the Physician’s Statement, regardless of any medical treatment the Insured receives, or a condition that requires a Major Organ transplant to prevent the Insured’s death within the next 12 months.

Valuation Period

The interval of time commencing at the close of normal trading on the New York Stock Exchange on one valuation day and ending at the close of normal trading on the New York Stock Exchange on the next succeeding valuation day.

Variable Account

The variable account is named on the Policy Specifications page. The variable account is not part of our general account. The variable account has subaccounts, each of which is invested in a corresponding portfolio of a designated mutual fund.

Written Notice

The written notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

Key Information

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawal

There are surrender charges assessed if, during the first 14 Policy years, you: 1) fully surrender the Policy, 2) take a partial withdrawal from your Policy, if you have elected a level death benefit (Option B), or 3) you decrease the Principal Sum that was in effect at the time of issue. The amount of the charge depends on the age of the insured person and other factors, but the maximum charge is $75 per $1000 of Premiums paid. For example, if the amount of Premiums paid is $100,000, the highest possible surrender charge would be $7,500.

See “Charges and Deductions – Surrender Charge.”

Transaction Charges

In addition to surrender charges (if applicable), you may also be charged for the following transactions:

•  A premium expense charge will be deducted upon the payment of each premium.

•  A partial surrender processing fee will be deducted upon any partial surrender.

•  A transfer fee may be deducted upon transfers into or out of a variable subaccount (or the fixed account) after you have made more than 12 such transfers in a year.

•  A fee may be charged upon request for an additional annual report.

See “Charges and Deductions.”

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits under the Policy. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification). You should view the policy specifications page of your Policy for rates applicable to your Policy.

See “Charges and Deductions.”

You will also bear expenses associated with the underlying portfolios under the Policy, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio fees and expenses)*	0.20%	1.35%
	* As a percentage of Portfolio net assets. See “Appendix A: Portfolios Available Under the Policy.”

RISKS
Risk of Loss	You can lose money by investing in the Policy. See “Principal Policy Risks.”
Not a Short-Term Investment

The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges, including the premium expense charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.

See “Principal Policy Risks – Effects of Surrender Charges.”

Risks Associated with Investment Options

An investment in the Policy is subject to the risk of poor performance and can vary depending on the performance of the Subaccount allocation options available under the Policy (i.e., Portfolios). Each such option (as well as the Fixed Account) will have its own unique risks, and you should review these options before making an allocation decision.

See “Principal Policy Risks – Risk of Poor Investment Performance.”

Insurance Company Risks

Your investment in the policy is subject to risks related to Farmers New World Life Insurance Company (“Farmers”), including that the obligations (including under the Fixed Account option), guarantees, or benefits are subject to the claims-paying ability of Farmers. Information about Farmers, including its financial strength ratings, is available upon request from your Farmers representative. Our current financial strength ratings can also be obtained at www.ambest.com.

See “Farmers New World Life Insurance Company and Fixed Account – Farmers New World Life Insurance Company.”

Contract Lapse

The Policy may lapse as a result of insufficient premium payments, poor performance of the variable Subaccounts and/or Fixed Account you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.

See “Policy Lapse and Reinstatement.”

RESTRICTIONS
Investments

There are limitations on the transfer of Policy value among investment options (i.e., Subaccounts and the Fixed Account). These restrictions include an annual limit on the number of free transfers you may make, and a charge for transfers in excess of that limit, as well as a minimum dollar amount for transfers. We also impose additional restrictions to discourage market timing and disruptive trading activity.

See “Transfers.”

The Policy also allows us to eliminate the shares of a Portfolio or class of Portfolio shares, or to substitute shares of another new or existing Portfolio, subject to applicable legal requirements.

See “The Variable Account and the Portfolios.”

Optional Benefits

There are restrictions and limitations relating to supplemental benefits (riders) offered under the Policy, as well as conditions under which a supplemental benefit may be modified or terminated by us. For example, certain supplemental benefits may be subject to underwriting, and your election of an option may result in restrictions on certain policy benefits.

See “Other Benefits Available Under the Policy.”

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan. If we pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, unless the Policy is a Modified Endowment Policy in which case to the extent there are earnings in the contract, they will be treated as being distributed first and subject to tax. Any portion not treated as a return of your premiums is includible in your income. The taxable portion of distributions also is subject to tax penalties under some circumstances.

See “Federal Tax Considerations.”

CONFLICTS OF INTEREST
Investment Professional Compensation

The Policy is currently not being issued, however, some investment professionals may receive compensation in connection with additional Premiums in an outstanding Policy, including by means of commissions, and may have a financial incentive to recommend such additional premiums over another investment.

See “Additional Information.”

Exchanges

Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

See “The Policy – Tax-Free“Section 1035” Exchanges.”

Overview of the Contract

The Policy is currently not available for sale.

Purpose

The purpose of the Policy is to provide lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values.

Premiums

You can vary the frequency and amount of premiums subject to certain limitations discussed in the Premium Flexibility section of this Prospectus. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent Premiums (minimum $25) at any time.

You may allocate premiums to one or more Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed in “Appendix A: Portfolios Available Under the Policy.” Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts. You may also allocate premiums to the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so.

Policy Features

Death Benefit

As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary upon the death of the Insured. You must choose one of two death benefit options under the Policy.

◾	Option A is a variable death benefit through Attained Age 99 that is the greater of:
¡	the Principal Sum plus the Contract Value on the date of death; or
¡	the Contract Value multiplied by the applicable death benefit percentage.
◾	Option B is a level death benefit through Attained Age 99 that is the greater of:
¡	the Principal Sum on the date of death; or
¡	the Contract Value multiplied by the applicable death benefit percentage.

Any Death Benefit Proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any outstanding Loan Amount (and any interest you owe) and any due and unpaid Monthly Deductions.

Change in Death Benefit Option and Principal Sum. After the first Policy year, you may change the death benefit option or increase or decrease the Principal Sum once each Policy year if the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Principal Sum during the same Policy year unless done simultaneously). Surrender charges may apply. A change in death benefit option or Principal Sum may have tax consequences

Surrender and Withdrawals

Surrender. At any time while the Policy is in force, you may submit a written request to Surrender your Policy and receive the Surrender Value (that is, the Contract Value minus any Surrender charge, and minus any outstanding Loan Amount and any interest you owe). A Surrender may have tax consequences.

Partial Withdrawals. After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.

◾	You may make only 1 withdrawal each calendar quarter.
◾	You must request at least $500.
◾	You may not request more than 75% of the Surrender Value.
◾	For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.
◾	In addition, Surrender charges may apply to the withdrawal if you have selected a level death benefit (Option B).

◾	If you select a level death benefit (Option B), the Principal Sum will be reduced by the amount of the partial withdrawal (but not by any Surrender charges or the processing fee).

See “Full and Partial Surrenders.”

Loans

You may take a loan against the Policy, unless it is a Modified Endowment Contract, for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account (part of our General Account). Unless you specify otherwise, the amount is withdrawn from the Subaccounts and the Fixed Account on a pro-rata basis. Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. During the first fourteen Policy years, we currently charge you interest at 4.5% per year, compounded annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily. You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as Premiums. We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the Insured’s death. A loan may have adverse tax consequences.

Supplemental Benefits (Riders)

The Policy offers the following riders that provide supplemental benefits under the Policy.

◾	Accelerated Benefit Rider for Terminal Illness
◾	Accidental Death Benefit Rider
◾	Automatic Increase Benefit
◾	Children’s Term Rider
◾	Additional Insured Term Rider
◾	Waiver of Deduction Rider
◾	Monthly Disability Benefit Rider (not available under Policies issued after August 7, 2015)

Additional fees are charged for certain riders. See “Other Benefits Available Under the Policy.”

Fee Table

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Sales Expense	Upon payment of each premium	1.25%	1.25%
Premium Taxes	Upon payment of each premium	2.25%	2.25%
Surrender Charge	Upon full Surrender of the Policy during first 14 Policy years
1. Maximum Deferred Sales Charge (Load)[1]
(Per $1,000 of Premiums Paid)

◆ Minimum Charge in Policy Year 1[2]		$50	$50

◆ Maximum Charge in Policy Year 1[3]		$75	$75

◆ Charge in Policy year 1 for an Insured younger than age 66 on the issue date		$75	$75

[1]

The Surrender charge is equal to: (a) + (b), where (a) is the deferred sales charge component; and (b) is the administrative component. The deferred sales charge component of the Surrender charge is assessed on the sum of all Premiums paid under the Policy. The administrative component of the Surrender charge is based upon the Issue Age, gender and Premium Class of the Insured and number of full Policy years since the issue date. The Surrender charge for an Insured with an Issue Age 65 or younger is level for 5 Policy years, then declines each year until it reaches zero in Policy year 15. For Insureds with an Issue Age greater than 65, the charge begins to decline in the 4th Policy year. The Surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the Surrender charges that apply to you by contacting your agent and by referring to the Surrender charge tables in this prospectus.

[2]	The minimum deferred sales charge is based on an Insured who is older than 65 at issue.
[3]	The maximum deferred sales charge is based on an Insured who is younger than 66 at issue.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
2. Administrative Component[4]:	Upon full Surrender of the Policy, upon a decrease in Principal Sum[7], and/or upon certain partial withdrawals[8], during first 14 Policy years
(Per $1,000 of Principal Sum Surrendered or decreased)

◆ Minimum Charge in Policy year 1[5]		$5.32	$5.32

◆ Maximum Charge in Policy year 1[6]		$17.70	$17.70

◆ Charge during Policy years 1-5 for a Policy insuring a male, Issue Age 32, who is a preferred or standard non-nicotine Premium Class		$5.98	$5.98
Partial Withdrawal Charge	Upon cash withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Transfer Charge	Upon transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer
Increase in Principal Sum Charge	Upon increase in Principal Sum	$300	$1.50 per $1000 of Principal Sum increase
Additional Annual Report Fee	Upon request for additional annual report	$5	$5

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio Company fees and expenses.

[4]

The administrative component of the Surrender charge is calculated by multiplying the appropriate Surrender charge factor from the tables in Appendix C by the number of thousands of Principal Sum being Surrendered or decreased.

[5]	The minimum charge is based on a female Insured younger than age 11.
[6]	The maximum charge is based on a male Insured in either the nicotine or non-nicotine standard class who is 66 or older at issue.
[7]

Only a decrease in the Principal Sum in effect on the issue date incurs a charge. If you decrease the Principal Sum that was in effect on the issue date, we will assess the administrative component of the Surrender charge on the amount of the decrease in the Principal Sum.

[8]

If the level death benefit (Option B) is in effect and you make a partial withdrawal during the first 14 Policy years, your Policy’s Principal Sum will be reduced by the amount of the withdrawal and we will assess the administrative component of the Surrender charge on this reduction.

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Base Contract Charge:
Cost of Insurance[9] (No Special Premium Class Charge or Extra Ratings)[10]	Monthly on the Issue Date and on each Monthly Due date	Per $1,000 of Risk Insurance Amount[13]	Per $1,000 of Risk Insurance Amount

◆ Minimum Charge[11]		$0.06	$0.06

◆ Maximum Charge[12]		$83.07	$41.82

◆ Charge for a Policy insuring a male, Issue Age 32, in the standard non-nicotine Premium Class, in Policy year 4		$0.15	$0.15
Monthly Special Premium Class Charge[14]	Monthly on the issue date and on each Monthly Due Date	Factor multiplied by Cost of Insurance Charge	Factor multiplied by Cost of Insurance Charge

◆ Minimum Charge		1	1

◆ Maximum Charge		5	5
Mortality and Expense Risk Fees (As an annualized percentage of daily net assets in each Subaccount)	Daily	0.90% (on an annual basis) of daily net assets in each Subaccount in which you are invested	0.90% (on an annual basis) of daily net assets in each Subaccount in which you are invested
Administrative Expenses	Monthly on the Issue Date and on each monthly due date	$8.00	$5.00

[9]

Cost of insurance charges are based on the Insured’s Issue Age, sex, and Premium Class, the Risk Insurance Amount and the number of months since the issue date. The cost of insurance charge rate you pay increases annually with the age of the Insured. The current cost of insurance rates generally increase significantly on the earlier of the 21st Policy year or the Insured’s age 80. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[10]

Special Premium Class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[11]	The minimum guaranteed charge is based on a female Insured, Attained Age 10. The minimum current charge is based on a female Insured, Issue Age 5 in Policy year 6.
[12]	This maximum charge is based on a male non-smoker Insured, Attained Age 99. This maximum charge will be higher for a Policy if it has a special Premium Class rating and/or a flat extra monthly charge.
[13]

The Risk Insurance Amount equals the death benefit on a Monthly Due Date, minus the Contract Value at the end of the Business Day preceding the Monthly Due Date, plus all other charges that are due on the Monthly Due Date.

[14]

If the Insured is in a special Premium Class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy’s specifications page. The monthly special Premium Class charge shown in the table may not be representative of any charge you may pay. If a monthly special Premium Class charge applies to your Policy, the charge will be shown on the Policy’s specifications page. You can obtain more information about the charge by contacting your agent.

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Flat Extra Monthly Charge[15]	Monthly on the issue date and on each monthly due date
(Per $1,000 of Risk Insurance Amount each month)

◆ Minimum Charge		$0	$0

◆ Maximum Charge		$1,000	$25.00

◆ Charge for an Insured in a standard Premium Class		$0	$0
Loan Interest Spread[16]	At the end of each Policy year	5.0% annually of amount in the loan account during the first 14 Policy years	1.5% annually of amount in loan account during the first 14 Policy years
Optional Benefit Charges[17]:
Accelerated Death Benefit Rider[18,19]	When a benefit is paid under this rider	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount
Accelerated Death Benefit Rider for Terminal Illness[20]	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount
Accidental Death Benefit Rider	Monthly on the Issue Date and on each Monthly Due Date
(Per $1,000 of rider Principal Sum)

◆ Minimum Charge[21]		$0.09	$0.04

◆ Maximum Charge[22]		$0.38	$0.34

◆ Charge for an Insured at Attained Age 36		$0.09	$0.06

[15]

A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to Insureds in hazardous occupations, to Insureds who participate in hazardous avocations, such as aviation, and to Insureds with certain physical impairments. Any flat extra charge will be shown on the Policy’s specifications page. The flat extra monthly charge shown in the table may not be representative of any charge you may pay. You can obtain more information about the charge by contacting your agent

[16]

During the first 14 Policy years, the loan interest spread is the difference between the amount of interest we charge you for a loan (currently 4.5%, guaranteed not to exceed 8.00%, compounded annually) and the amount of interest we credit to the amount in your loan account (currently 3%, guaranteed to be no lower than 3%, annually). After the 14th Policy year, the maximum loan interest rate we charge and the minimum loan interest we credit is 3%, compounded annually, so that the loan interest spread is 0%.

[17]

Charges for the Accidental Death Benefit rider, the Monthly Disability Benefit rider (when available), and Disability Waiver rider vary with the age of the Insured. Charges for the Additional Insured Term rider are based on the Additional Insured’s age, sex and Premium Class and generally increase annually with the age of the Additional Insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[18]

Charges for the accelerated death benefit rider vary by the amount of death benefit that is accelerated. The charges shown may not be representative of the charges you will pay. You can obtain more information about these rider charges by contacting your agent.

[19]

We are phasing out the availability of the Accelerated Death Benefit Rider, and replacing it with the Accelerated Benefit Rider for Terminal Illness (“ABR-TI”) as soon as the ABR-TI is approved for sale in a state.

[20]

The administrative charge for this rider varies by state. It is guaranteed not to exceed $250 or the maximum allowed by state regulation. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit.

[21]	The minimum charge is based on any Insured at Attained Age 13.
[22]

The maximum charge is based on an Insured at Attained Age 69 whose occupation and/or avocations at issue lead the Company to believe the Insured’s risk of accidental death is roughly double that of a typical Insured.

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Children’s Term Insurance Rider (Per $1,000 of rider amount)	Monthly on Issue Date and on each Monthly Due Date	$0.87	$0.78
Monthly Disability Benefit Rider[23] (Per $100 of monthly benefit)	Monthly on Issue Date and on each Monthly Due Date

◆ Minimum Charge[24]		$6	$4

◆ Maximum Charge[25]		$40	$30

◆ Charge at the Insured’s Attained Age 35		$7	$4.50
Disability Waiver Rider
(Charge assessed as a percentage of all other monthly charges)

◆ Minimum Charge[21]		6%	4%

◆ Maximum Charge[22]		40%	30%

◆ Charge at the Insured’s Attained Age 34		7%	4.5%
Additional Insured Term Rider	Monthly on issue date and on each Monthly Due Date
(Per $1,000 of Additional Insured Term Rider amount)

◆ Minimum Charge[26]		$0.09	$0.09

◆ Maximum Charge[27]		$4.35	$4.10

◆ Charge for a rider where the Additional Insured is a female, Issue Age 31, in the preferred non-nicotine Premium Class, in Policy year 8		$0.16	$0.11

[23]

The Monthly Disability Benefit rider charge and the disability waiver rider charge depend on the Insured’s Attained Age and generally increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. Effective August 7, 2015, the Monthly Disability Benefit rider was no longer available and could not be added to a Policy; Monthly Disability Benefit riders that were in force as of August 7, 2015 were not affected. You can obtain more information about these rider charges by contacting your agent.

[24]	The minimum charge is for an Insured at Attained Age 21.
[25]

The maximum charge is for an Insured at Attained Age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the Insured’s risk of disability is roughly double that of a typical Insured.

[26]	The minimum charge is for an additional Insured in the female preferred non-nicotine class, Issue Age 21, in the first Policy year.
[27]

The maximum charge is at Attained Age 69 for a male smoker additional Insured whose rider was issued at his age 45 or younger. This maximum charge will be higher for a Policy with special Premium Class ratings and/or flat extra monthly charges.

The Policy charges a Monthly Deduction, which consists of the total of 1) Cost of Insurance, 2) Administrative Expenses, 3) Monthly Underwriting and Sales Expense Charge and 4) risk charges of any attached riders. See “Charges and Deductions – Monthly Deductions.”

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. [These amounts also include applicable Platform Charges if you choose to invest in certain Portfolio Companies.] A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses[28]	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.20%	1.35%

[28]

Before expense reimbursements or fee waiver arrangements. The Portfolio expenses used to prepare this table were provided to Farmers by the Portfolio(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2021. Current or future expenses may be greater or less than those shown.

Principal Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could Lapse without value, unless you pay additional Premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate Premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risks of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Transfers – Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

This Policy does not provide a no-Lapse period. You greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force because poor investment performance and/or partial surrenders could result in a lapse of a Policy, notwithstanding payment of minimum Premiums. It is likely that additional Premiums will be necessary to keep your Policy in force until maturity.

Loans, withdrawals, any increase in the Principal Sum, any increase in the current charges, and/or poor investment returns, could increase your risk of Lapse.

Your Policy will enter a 61-day pre-Lapse grace period if either of the following occurs:

•

total Premiums paid (minus withdrawals, but not including Surrender charges or the processing fee) are less than the Cumulative Minimum Premiums, and the Surrender Value is not large enough to cover the Monthly Deduction when due; or

•

total Premiums paid (minus withdrawals, but not including Surrender charges or the processing fee) are greater than the Cumulative Minimum Premiums, but the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrender the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. We will notify you if a grace period begins and of the minimum payment due.

A Policy Lapse may have adverse tax consequences.

You may reinstate a Lapsed Policy within three years after the Policy enters the grace period, if the Insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been Surrendered for the Surrender Value.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid.

Depending on the total amount of Premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under Federal tax laws. In addition, any Section 1035 Exchange coming from a Policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a Surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a Surrender and loans taken before you reach age 59 1/2. There may also be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. You should consult a qualified tax adviser about such loans.

The Federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial withdrawals at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Limits on Cash Withdrawals

The Policy permits you to take only one partial withdrawal in any calendar quarter, after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. Surrender charges are assessed on certain partial withdrawals. A withdrawal also may have tax consequences.

A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the Principal Sum by the amount of the withdrawal (not including the Surrender charge or the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 3% per year to the loan account. During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. As a result, the loan collateral does not participate in the investment results of the Subaccounts, nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts and the interest rate charged against and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the Loan Amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans after the fourteenth Policy year are uncertain. You should consult a tax adviser about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums you pay to keep the Policy in force.

Effects of Surrender Charges

The Surrender charges under this Policy are significant during the first 14 Policy years. It is likely that you will receive no Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Principal Sum for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender charges may play a role in determining whether your Policy will Lapse. If you have not paid sufficient Premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus, if available. Please refer to the prospectuses, if available, for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective.

Cybersecurity and Business Continuity Risk

Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and unauthorized release of confidential customer information. Additionally, our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of, disruption to, or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, loss of data and breaches of regulation caused by cyber-attacks or other similar illegal, or unauthorized intrusions may lead to a materially adverse effect on our operations, results, financial condition, and corporate reputation.

In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. Although we seek to limit our vulnerability to such risks through technological and other means to maintain the integrity and security of our information systems and data, it is not possible to anticipate or prevent all potential forms of cyber-attack or other similar illegal or unauthorized intrusions or to guarantee our ability to timely detect, remediate, and defend against all such attacks. In addition, due to the sensitive nature of much of the financial and personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract that result from cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from owners. Catastrophic events may also negatively affect the computer and other systems on which we rely. There can be no assurance that we, our service providers or the underlying funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005. We are obligated to pay all benefits under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts (i.e., the Variable Account), and those obligations amounts are subject to our claims-paying ability and financial strength. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account may not be available in all states.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Variable Account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. Farmers may use the Variable Account to support other variable life insurance policies Farmers issues. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws.

The Variable Account is divided into Subaccounts, each of which invests in shares of one Portfolio of a Fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the Variable Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The Variable Account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. Farmers is obligated to pay all amounts promised to investors under the Policies. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated Portfolio of a Fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or loss of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisers that manage retail mutual Funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy.

While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual Funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual Fund.

Consequently, the investment performance of publicly traded mutual Funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

An investment in a Subaccount, or in any Portfolio, including the DWS Government Money Market VIP, is not Insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market Subaccount may become extremely low and possibly negative.

Information regarding each Portfolio, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See “Appendix A: Portfolios Available Under the Policy.”

Please read the attached prospectuses and/or summary prospectus for the Portfolios to obtain more complete information regarding the Portfolios.

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolios adviser is an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new Premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus and/or summary prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We and/or Farmers Financial Solutions, LLC (“FFS”) may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we and/or FFS provide and expenses we incur. We and/or FFS generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or FFS, the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses, if available, of the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
DWS	0.25%	Goldman Sachs	0.00%
BNY Mellon	0.25%	Janus	0.25%
Fidelity®	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	Principal	0.25%
*

Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy Owners advising you of the action and the reasons we took such action.

The Policy

Purchasing a Policy

Please note that we are no longer offering the Policies for sale. This “Purchasing a Policy” section is included in the prospectus for your information.

To purchase a Policy, you must send the application and, in most cases, an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control (for example, because of the failure of a registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Policy is suitable for you). Any such delays will affect when your Policy can be issued and your premium is allocated among the investment choices you have selected.

Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

We determine the minimum Principal Sum (death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Principal Sum for the preferred Premium Class is $150,000, and $50,000 for all others. The maximum Issue Age for Insureds in the preferred underwriting class is age 75, and for all other Premium Classes is age 80. We base the minimum Initial Premium for your Policy on a number of factors including the age, sex and Premium Class of the Insured and the amount of the Principal Sum. We currently require a minimum Initial Premium as shown on your Policy’s specifications page.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender charge on your old policy. There will be a new Surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

State Variations

This prospectus provides you with important information about Farmers® Variable Universal Life. However, we will also issue you a Policy, which is a separate document from this prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the endorsements and riders attached to your Policy) for the provisions that apply in your state. If you would like an additional copy of your Policy and its endorsements and riders, if any, contact our Service Center.

Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features and policy charges from this Policy. For more information about the other policies, please contact our Service Center or your agent.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as the Owner. If the Owner dies before the Insured and no successor Owner is named, then ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the death benefit when the Insured dies) in the application.

Changing the Owner

•	You may change the Owner by providing a written request to us at any time while the Insured is alive.
•	The change takes effect on the date that the written request is signed.
•	We are not liable for any actions we may have taken before we received the written request.
•	Changing the Owner does not automatically change the Beneficiary.

Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Selecting and Changing the Beneficiary

•	If you designate more than one beneficiary, then each beneficiary shares equally in any Death Benefit Proceeds unless the Beneficiary designation states otherwise.
•	If the Beneficiary dies before the Insured, then any contingent beneficiary becomes the Beneficiary.
•	If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the death benefit to the Owner or the Owner’s estate once the Insured dies.
•

You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Proceeds will be paid as if the Beneficiary had died first.

•	You can change the Beneficiary by providing us with a written request while the Insured is living.
•	The change in Beneficiary is effective as of the date you sign the written request.
•	We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy

•	You may assign Policy rights while the Insured is alive.
•	The Owner retains any ownership rights that are not assigned.
•	The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•	We are not:
•	bound by any assignment unless we receive a Written Notice of the assignment.
•	responsible for the validity of any assignment.
•	liable for any payment we made before we received Written Notice of the assignment.

Assigning the Policy may have tax consequences. See “Federal Tax Considerations.”

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the Variable Account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the Variable Account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 110);

•	the date the Insured dies;

•	the end of the grace period without a sufficient payment; or

•	the date you Surrender the Policy.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the Premiums you pay. You do not have to pay Premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the premium indicated on your Policy’s specification page. Thereafter, you may pay Premiums ($25 minimum) at any time. You must send all Premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled Premiums. You may not pay any Premiums after the Insured reaches Attained Age 100.

We multiply each premium by the Percent of Premium Factor (currently 0.965) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned premium schedule that allows you to pay level Premiums at fixed intervals over a specified period of time. You are not required to pay Premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned Premiums by sending us a written request. We have the right to limit the amount of any increase in planned Premiums. Even if you make your planned Premiums on schedule, your Policy may Lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the Monthly Deduction. See “Policy Risks,” “Policy Lapse.”

Electronic Payments or Billing. If you authorize electronic payment of your Premiums from your bank account, or if you ask to be billed for your planned Premiums, the total amount of Premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 110), or the date when either (1) the Insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to Surrender the Policy.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess Premiums in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

The full Initial Premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the minimum premium. Paying the minimum Premiums will not necessarily keep your Policy in force. It is likely that additional Premiums may be necessary to keep the Policy in force to maturity.

The initial minimum premium for two alternative payment modes (for example, annual and monthly) is shown on your Policy’s specifications page. The minimum premium depends on a number of factors including the age, sex, and Premium Class of the proposed Insured, and the Principal Sum.

The minimum premium will change if:

•	you increase or decrease the Principal Sum;

•	you change the death benefit option;

•	you change or add a rider;

•	you take a partial withdrawal when you have elected the level death benefit option (Option B); or

•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

If your Surrender Value (that is, the Contract Value, minus the Surrender charge, and minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy) becomes zero or less, and if the total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are less than the Cumulative Minimum Premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premium is the sum of all past monthly-mode minimum Premiums since the issue date.

But if the total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are greater than the Cumulative Minimum Premiums, then your Policy will enter a grace period only if your Contract Value (minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy), is too low to pay the entire Monthly Deduction when due.

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the Variable Account and to the Fixed Account according to the following rules:

•	You must put at least 1% of each premium in any Subaccount or the Fixed Account you select.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional Premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

On the issue date, we will allocate your premium(s) received, times the Percent of Premium Factor, minus the Monthly Deduction(s), to the Fixed Account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the Fixed Account on the Business Day it is received at the Service Center. We also allocate any Premiums we receive from the issue date to the Reallocation Date (the Record Date, plus the number of days in your state’s Right to Examine period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the other Subaccounts (at the unit value next determined) and the Fixed Account in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all Premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these Premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional Premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Personalized Illustrations

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular

Your Contract Values

Your Contract Value:

•  varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account and the Fixed Account;
• is determined on the issue date and on each Business Day;
• on the issue date, equals the Initial Premium times the Percent of Premium Factor, less the Monthly Deduction; and
• has no guaranteed minimum amount and may be more or less than Premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

The number of units in any Subaccount on any Business Day equals:	• the initial units purchased at the unit value on the issue date; plus
• units purchased with additional Premiums net of the Percent of Premium Factor; plus
• units purchased via transfers from another Subaccount or the Fixed Account; minus
• units redeemed to pay a pro-rata share of the Monthly Deductions; minus
• units redeemed to pay for partial withdrawals and any applicable Surrender charges; minus
• units redeemed as part of a transfer to another Subaccount, the loan account or the Fixed Account.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that Subaccount at the end of the Valuation Period.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the issue date, the Fixed Account Value is equal to the Premiums paid multiplied by the Percent of Premium Factor, less the first Monthly Deduction.

The Fixed Account Value at the end of any Valuation Period equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus

•  the portion of the premium(s), multiplied by the Percent of Premium Factor, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such Premiums were received to the date of calculation; plus

• any amounts transferred to the Fixed Account since the preceding Business Day; plus interest from the effective date of such transfers to the date of calculation; minus

•  the amount of any transfer from the Fixed Account to the Subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation and any processing fee; minus

•  the amount of any partial withdrawals and any applicable Surrender charges deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each withdrawal to the date of calculation; minus

• a pro-rata share of the Monthly Deduction, on each Business Day when a Monthly Deduction is due.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The loan account value at the end of any Valuation Period equals:	• the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•  the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis if sufficient Funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy, and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, we apply a Percent of Premium Factor currently equal to 0.965 to the premium to determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. The 3.5% of each premium that we retain is the sum of 1.25%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

Monthly Deduction

We take a Monthly Deduction from the Contract Value on the issue date and on the Business Day nearest each Monthly Due Date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each Subaccount and withdrawing Funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus

•	The cost of insurance charge for the Policy; plus

•	The special premium factor applied to the cost of insurance for a special Premium Class, if any; plus

•	Extra charges for a special Premium Class, if any; plus

•	The charges for any riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $5. We may increase or decrease this charge but it is guaranteed never to be higher than $8.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the Principal Sum, the Contract Value, the Death Benefit Option, the Insured’s Issue Age, sex, and Premium Class, and the number of months since the issue date, among other factors) that will cause it to vary from Policy to Policy and from month to month. The current (but not the maximum) cost of insurance rates generally increase significantly at the earlier of the 21st Policy year or age 80.

The cost of insurance charge is equal to the cost of insurance rate at the Insured’s Attained Age, times the number of thousands of Risk Insurance Amount, as defined below.

The Risk Insurance Amount is:

1.	The current death benefit; minus
2.	The Contract Value at the end of the Business Day preceding the Monthly Due Date; plus
3.	The monthly administrative charge for the month that begins on the Monthly Due Date; plus
4.	Any charges for riders for the month that begins on the Monthly Due Date.

The Risk Insurance Amount may increase or decrease each month depending on investment experience of the Portfolios in which you are invested, the payment of additional Premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates vary by the Insureds Attained Age, sex, Premium Class, the number of months since the Issue Date, and the amount of the Principal Sum, among other factors. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates that are shown in Appendix B or your Policy’s specification page.

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks. The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix B (or on your Policy’s specification page) times a special Premium Class rating factor shown on your Policy’s specification page.

We calculate the cost of insurance separately for the initial Principal Sum and for any increase in Principal Sum. If you request and we approve an increase in your Policy’s Principal Sum, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

Monthly Special Premium Class Charge. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special Premium Class rating factor shown on your Policy’s specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the Monthly Deduction and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy’s specification page will show you the amount of this charge.

Flat Extra Monthly Charge for Policies in a Special Premium Class. We may deduct an additional flat extra monthly charge as part of the Monthly Deduction if the Insured is in a special Premium Class. This compensates us for additional costs we anticipate from Policies in a special Premium Class. The charge, if any, will be shown on your Policy’s specifications page.

Rider Charges. The Monthly Deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. Please contact your agent for additional information.

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by

•	the daily portion of the annual mortality and expense risk charge rate of 0.90%.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender charge if, during the first 14 Policy years, you:

•	fully Surrender the Policy,

•	take a partial withdrawal from your Policy, if you have elected a level death benefit (Option B), or

•	you decrease the Principal Sum that was in effect at the time of issue.

In the case of a full Surrender, we pay the remaining Contract Value (less any Surrender charge and any outstanding Loan Amount, including any interest you owe) to you. The payment you receive is called the Surrender Value.

If you take a partial withdrawal, we will reduce the Contract Value on a pro-rata basis from the Subaccounts and the Fixed Account (unless you instruct us otherwise) by the amount of the partial withdrawal, the processing fee, and any Surrender charge.

The Surrender charge may be significant. You should carefully calculate this charge before you request a Surrender. Under some circumstances the level of Surrender charges might result in no Contract Value available if you Surrender your Policy during the period when Surrender charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay Premiums equal to or not much higher than the minimum premium shown in your Policy, or
2.	investment performance is too low.

The Surrender charge is equal to the sum of the Deferred Sales Charge Component and the Administrative Component.

The Deferred Sales Charge Component is calculated by:

1.	find the sum of all Premiums that have been paid to the Policy (do not deduct amounts withdrawn or the Percent of Premium Factor);
2.	multiply this sum by 0.075 if the Insured’s Issue Age was 65 or younger, or by 0.050 if the Insured’s Issue Age was 66 or older;
3.	multiply the result by the appropriate number on this table:

Policy Year:	1-3	4	5	6	7	8	9	10	11	12	13	14	15 or more
Issue ages 0-65	1.00	1.00	1.00	0.90	0.80	0.70	0.60	0.50	0.40	0.30	0.20	0.10	0.00
Issue ages 66 and older	1.00	0.90	0.80	0.70	0.60	0.50	0.40	0.30	0.20	0.15	0.10	0.05	0.00

The Administrative Component is calculated by:

1.	the appropriate Surrender charge factor from the tables in Appendix C for the Insured’s age on the issue date and the number of full Policy years since the issue date (regardless of whether the Policy has Lapsed and been reinstated) (the tables vary by sex and Premium Class); multiplied by

2.	the number of thousands of Principal Sum on the issue date; minus
3.	any reductions in Principal Sum for which a Surrender charge has already been imposed.

Surrender Charge on a Decrease in Principal Sum. If you decrease the Principal Sum that was in effect on the issue date, we will assess the administrative component of the Surrender charge. To determine the Surrender charge for a decrease in Principal Sum: multiply the appropriate Surrender charge factor from the tables in Appendix C by the number of thousands of Principal Sum at the time of issue that are now being decreased. Only a reduction in the original Principal Sum amount (as of the issue date) incurs a Surrender charge.

Surrender Charge for a Partial Withdrawal. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a Surrender charge from your Contract Value. The Surrender charge on a withdrawal is equal to the appropriate Surrender charge factor from the table in Appendix C, multiplied by the number of thousands by which the Principal Sum (on the issue date) is reduced by the withdrawal, minus any reductions in the original Principal Sum for which we have already imposed a Surrender charge.

An example of calculating the Surrender charge follows:

This example is for a Policy issued to a male non-nicotine that is in its seventh Policy year. The Principal Sum is $200,000 and the Issue Age is 35. A premium of $1,000 has been paid at the beginning of each year and the total cumulative premium payments are $7,000.

The total Surrender charge is the sum of a Deferred Sales Charge Component and an Administrative Component.

The Deferred Sales Charge Component is calculated by multiplying the cumulative premium by 0.075, then multiplying the result by the appropriate number from the table. For this example the appropriate number is 0.80. The result is ($7,000)(0.075)(0.80) = $420.

The Administrative Component is calculated by multiplying the number of thousands of Principal Sum by the appropriate factor from the Surrender charge table. In this example the factor is 4.94. The result is ($200)(4.94) = $988.

The total Surrender charge is the sum of the Deferred Sales Charge Component and the Administrative Component. The total Surrender charge is therefore $420 + $988 = $1,408.

Partial Withdrawal Processing Fee. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.
•	We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.
•	Transfers we affect on the Reallocation Date, and transfers due to loans, automatic asset rebalancing, and dollar cost averaging, do not count as transfers for the purpose of assessing this charge.

Loan Charges

•

During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2023, total annual

Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.20% to 1.35% of average daily Portfolio assets. See the prospectuses, if available, for the Portfolios for more information.

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a withdrawal or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus. See also “Transfers – Policy and Procedures Regarding Disruptive Trading and Market Timing.”

Other Charges

•	We charge $5 for each additional annual report you request.
•	We charge $1.50 per $1,000 for each increase in Principal Sum (this charge cannot exceed $300 per increase).
•	Certain riders attached to the Policy will have their own charges.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will pay the Death Benefit Proceeds once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Proceeds to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Proceeds to the Owner or the Owner’s estate. We will pay the Death Benefit Proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. For more information, see “Payment Options” in the SAI.

Death benefit proceeds equal:	• the death benefit (described below); minus
• any past due Monthly Deductions; minus
• any outstanding Policy loan on the date of death; minus
• any interest you owe on the Policy loan(s); plus
• any additional benefits payable under the terms of any riders attached to the Policy.

If all or a part of the Death Benefit Proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law.

We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The Beneficiary can withdraw all or a portion of the Death Benefit Proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Proceeds under certain circumstances. See “Additional Policy Provisions – Our Right to Contest the Policy, Misstatement of Age or Sex, and Suicide Exclusion” in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Principal Sum” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages after age 99, the death benefit equals the Contract Value. You may change the death benefit option after the first Policy year.

The variable death benefit under Option A is the greater of:	• the Principal Sum plus the Contract Value (determined as of the end of the Valuation Period during which the Insured dies); or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• the Principal Sum on the date of death; or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option B, your death benefit generally equals the Principal Sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 and above	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Principal Sum, and that there are no outstanding loans. Under Option A, a Policy with a Principal Sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Principal Sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no withdrawals or decreases in Principal Sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 Principal Sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Principal Sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

After the first Policy year, you may change death benefit options or change the Principal Sum (but not both, unless done simultaneously) once each Policy year.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge.”) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

After any change in death benefit option, the total Surrender charge for the Policy will continue to be based on the Principal Sum on the issue date on which Surrender charges have not already been imposed.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Withdrawals on the Death Benefit

If you have selected the variable death benefit (Option A), a withdrawal will not affect the Principal Sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the Principal Sum by the amount of the withdrawal (not including Surrender charges or the processing fee). The reduction in Principal Sum will be subject to the terms of the Changing the Principal Sum section below.

Changing the Principal Sum

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Principal Sum. After the first Policy year, you may change the Principal Sum subject to the conditions described below. You may either change the Principal Sum or change the death benefit option (but not both, unless done simultaneously) no more than once per Policy year. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Principal Sum could increase the death benefit. Decreasing the Principal Sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Principal Sum prior to the change.

Changing the Principal Sum could affect the subsequent level of death benefit we pay and your Policy values. An increase in the Principal Sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Principal Sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Principal Sum may have other tax consequences. You should consult a tax adviser before changing the Principal Sum.

Increases

•

You may increase the Principal Sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including but not limited to the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.
¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.

•	You can increase the Principal Sum at any time after the first Policy year and before the Insured’s Attained Age 80.

•	The minimum increase is $10,000.

•

We deduct a processing fee from the Contract Value equal to $1.50 per $1,000 of increase. The fee cannot exceed $300 per increase. The processing fee will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, unless you give us different instructions.

•	If the amount of the Contract Value is insufficient to cover the processing fee, you must add sufficient additional Premiums before the increase in Principal Sum will become effective.

•	Increasing the Principal Sum will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Principal Sum, but not below the minimum Principal Sum amount shown on your Policy’s specifications page.

•	You must submit a written request to decrease the Principal Sum. Evidence of insurability is not required.

•	Any decrease will be effective on the Monthly Due Date following our approval of your request.

•	Any decrease will first be used to:

1.	reduce the most recent increase; then
2.	the next most recent increases in succession; and then
3.	the Principal Sum on the issue date (subject to a Surrender charge).

•

If you decrease the Principal Sum that was in effect on the issue date, we will assess the Administrative Component of the Surrender charge. To determine the Surrender charge for a decrease in Principal Sum, multiply the appropriate Surrender charge factor from the tables in Appendix C by the number of thousands of Principal Sum (as of the issue date) that are now being decreased. Only a reduction in the original Principal Sum amount (as of the issue date) incurs a Surrender charge. Surrender charges will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, unless you give us different instructions.

•

A decrease in Principal Sum may require that a portion of a Policy’s Surrender Value be distributed as a partial Surrender in order to maintain federal tax compliance. Decreasing the Principal Sum may also cause your Policy to become an MEC under federal tax law and receive less favorable tax treatment than other life insurance policies. See “Tax Treatment of Policy Benefits, Modified Endowment Contracts.”

•	Decreasing the Principal Sum will reduce your Policy’s minimum premium.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. For a discussion of the settlement options described in your Policy, see the SAI.

Other Benefits Available Under the Policy

In addition to the standard death benefit associated with your contract, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the Fee Table.

Optional Benefits With No Additional Charge
Name of Benefit	Purpose	Brief Description of Restrictions/Limitation
Accelerated Benefit Rider for Terminal Illness	Access up to 50% of the Death Benefit (subject to a $150,000 maximum) under the Policy if the Insured is diagnosed with a terminal illness as defined in the Policy.

•   The Policy’s expiration/maturity date must be more than 2 years from the request of the benefit under this rider.

•   Consent from irrevocable beneficiaries and permitted assignees, if any, needed.

•   No benefit if the Policy Owner is a) required by law to use this benefit to meet the claims of creditors, whether in bankruptcy or otherwise, or b) required by a government entity to use this benefit in order to apply for, obtain, or otherwise keep a government benefit or entitlement, or for any other reason.

•   No benefit if the Terminal Illness results from actions of the Insured that are intended or would be expected to result in injury.

Automatic Increase Benefit Rider	Automatic annual increases in principal sum of this policy

•   Increases apply on each Policy Anniversary prior to the Insured’s Attained Age 55 unless benefits are paid under the terms of the Waiver of Deduction or Monthly Disability Benefit riders.

•   The rider ends when the Insured attains age 55.

Optional Benefits With Additional Charge
Name of Benefit	Purpose	Brief Description of Restrictions/Limitation
Accidental Death Benefit Rider	Payment of an additional death benefit if the Insured’s death was caused by accidental bodily injury.

•   Exclusions from Coverage – Death resulting from:

¡   Suicide whether sane or insane;

¡  War or any act attributable to war, declared or undeclared, whether the Insured is in the military service or not;

¡   Bodily or mental infirmity, illness or disease of any kind;

¡  Bacterial infection other than infection occurring as a result of accidental or external bodily injuries;

¡  Committing or attempting to commit an assault or felony;

¡   Voluntary taking of any poison, drug or sedative, asphyxiation from voluntary inhalation of gas;

¡   Participating in aviation, except as a passenger.

Optional Benefits With No Additional Charge
Name of Benefit	Purpose	Brief Description of Restrictions/Limitation
Children’s Term Insurance Rider	Term insurance on the Insured’s current and future legal dependent children.	• Insurance coverage for each insured child continues until the earlier: (1) the child’s 22nd birthday, or (2) the Insured reaches Attained Age 65.
Waiver of Deduction Rider	Waives Monthly Deductions due to the Insured’s qualifying total disability.

•   Exclusions from coverage – disability resulting from:

¡   Intentional self-inflicted injury;

¡  War or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country;

¡  Participation in aviation, except as a passenger

Additional Insured Term Insurance Rider	Provides level term insurance to the additional insured’s attained age 70

•   While this policy and rider are in force, the insurance on the additional insured may be converted to a permanent plan of life insurance available at the time of conversion. This rider may be converted:

¡  prior to the additional insured’s attained age 59; or

¡   within 60 days of the insured’s death prior to the additional insured’s attained age 70.

Monthly Disability Benefit Rider	Payment of a Monthly Disability Benefit if the insured is totally Disabled.

•   Not available under Policies issued after August 7, 2015

•   Exclusions from Coverage – Disability resulting from:

¡   Intentional self-inflicted injury;

¡  War or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country.

Accelerated Benefit Rider For Terminal Illness

We will pay the Policy Owner the Benefit Amount, subject to the terms and conditions of this rider, if the Insured is diagnosed by a Physician as having a Terminal Illness. The Benefit Amount is a part of the Policy’s death benefit paid while the Insured is living. If the Insured dies before payment is made then no Benefit Amount is payable.

The maximum portion of the death benefit available for acceleration is the lesser of: (1) $150,000; or (2) 50 percent of the death benefit available on the policy to which this rider is attached on the date the request for the Benefit Amount is received in our home office. If, however, at the time of request for the Benefit Amounts, the death benefit equals the surrender value, and the Insured’s death is anticipated within 24 months, any amount up to 100 percent of the death benefit is available for acceleration.

Non-accelerated benefits provided by riders attached to the policy are not included in the determination of the Benefit Amount.

Adjustments and Deductions. The Benefit Amount is subject to the following adjustments and deductions:

1.	We will pay the present value of the amount available for acceleration under the Benefit Amount. This calculation will be based on the applicable actuarial discount appropriate to the Policy. The maximum interest rate used for the discount is the greater of:

a.	the current yield on 90 day US Treasury Bills; or
b.	the current maximum statutory adjustable policy loan interest rate.

2.	If, on the date we approve the request, there is an outstanding policy loan, the Benefit Amount will be reduced by the Benefit Percentage multiplied by the outstanding loan balance. This reduction repays a portion of the policy loan.

3.	If this rider is attached to a Universal Life Policy, we will reduce the Benefit Amount by any monthly deductions that are due and unpaid at the time we approved the request for payment of the Benefit Amount. Otherwise, we will reduce the Benefit Amount by any premiums which are due and unpaid at the time we approve the request.

4.	We may reduce the Benefit Amount by an administrative charge not to exceed $250.

Conditions for Payment. Payment of the Benefit Amount is subject to the following conditions:

1.	The expiration or maturity date of the Policy must be more than 2 years from the date the Benefit Amount is requested. The Policy must not be in force as extended term or reduced paid-up insurance.

2.	The sum of Benefit Amounts on this and any other policies issued by us on the life of the Insured may not exceed $150,000. Only one Benefit Amount is allowed per Policy. These limitations will not apply to this Policy if the benefit is requested at a time when the death benefit proceeds that would be payable under the Policy in the event of the Insured’s death are the same as the proceeds that would be payable if the Policy was surrendered.

3.	We must receive proof of eligibility that is acceptable to us and will only pay the Benefit Amount during the Insured’s Lifetime.

4.	We must receive a consent form from all irrevocable beneficiaries and permitted assignees, if any. We also reserve the right to require a consent form from the Insured and the Policy Owner of this policy, their spouses, other beneficiaries, and any other person if, in our sole discretion, such person’s consent is necessary to protect our interests.

5.	This benefit is not meant to cause involuntary access to proceeds. Therefore, this benefit is not available if the Policy Owner is:

a.	required by law to use this benefit to meet the claims of creditors, whether in bankruptcy or otherwise, or
b.	required by a government entity to use this benefit in order to apply for, obtain, or otherwise keep a government benefit or entitlement, or for any other reason.

6.	Limitations—In addition to any other conditions, exclusions or limitations set forth in this rider, no benefit will be provided by this rider if the Terminal Illness results from actions of the Insured that are intended or would be expected to result in injury

Proof of Eligibility. Written proof of the Insured’s Terminal Illness, in form and content acceptable to us, must be received by us at our home office before we will pay the Benefit Amount. This proof will include properly completed claim forms, a Physician’s Statement, and medical information acceptable to us supporting the Diagnosis including documentation supported by clinical, radiological, histological and laboratory evidence. We may require additional medical information from the Physician submitting the statement and from other Physicians, specialists, or institutions having knowledge of the Insured’s Terminal Illness.

Physical Examination At our expense, we reserve the right to have a Physician of our choosing examine the Insured prior to paying the Benefit Amount, and as often as we deem reasonably necessary to determine the validity of your claim. We reserve the right to rely on the Physician we choose for claim purposes.

Payment of Claims. The Benefit Amount will be paid to the Policy Owner. We may place benefits in an interest bearing account to which the Policy Owner will have full access, unless the Policy Owner directs otherwise.

Effect on the Policy. After the Benefit Amount is paid, the policy will remain in force subject to the following adjustments:

1.	This rider will terminate.

2.	The death benefit or principal sum, contract value or cash value, accumulation account, excluding any riders other than the Critical Illness Accelerated Benefit Rider, if any, and any outstanding loans, as applicable, will be reduced by the Benefit Percentage. For Variable Policies, amounts in any subaccounts and the fixed account will be reduced by the same percentage.

3.	Cost of insurance charges and other monthly charges, if any, and any required premiums will be adjusted appropriately to reflect the current coverage.

4.	Any outstanding loan will be reduced by the amount of loan repayment as described in item 2 of the Adjustments and Deductions section of this rider.

5.	The benefits for any Accidental Death Benefit Rider and/or Children’s Term Insurance Rider will not be affected, provided these riders remain in effect according to the terms and conditions of any such riders.

6.	We will send the Policy Owner, any irrevocable beneficiary and any permitted assignee, a statement showing the effect of the payment of the Benefit Amount on the Policy.

Termination of Rider. This rider ends on the earlier of the following:

1.	When we receive the Policy Owner’s written request to cancel this rider;

2.	When the policy to which this rider is attached ends for any reason;

3.	When the policy is in force as reduced paid-up or extended term insurance;

4.	When we pay the Benefit Amount provided by this rider; or

5.	When the Insured dies.

Guaranteed Values. This rider does not increase or decrease any Guaranteed Values of the Policy.

Example.

John Doe is 49 years old, lives in Texas, and meets the medical condition requirements for the Accelerated Benefit Rider for Terminal Illness. His increasing death benefit option policy has a face amount of $325,000, and a current account value of $123,000 on the date the request for accelerated benefit is received. He has a $50,000 loan balance on the policy, and no other policies with Farmers.

The maximum death benefit available for acceleration is $150,000.

= min (150000, 50% × Death Benefit Available)

= min (150000, 50% × (325000 + 123000 – 50000))

= min (150000, 199000)

= 150000

The interest rate used for the actuarial discount of the benefit is 2.96%.

= max (Current Yield on 90 day US Treasury Bills, Current Max Stat Adjustable Policy Loan Interest Rate)

= max (0.12%, 2.96%)

= 2.96%

The benefit amount will be reduced by $18,844.22 due to the policy loan balance.

=	Maximum Benefit Available	x	Outstanding Loan Balance
Current Death Benefit

=	150000	×	50000
(325000 + 123000 – 50000)

= 18844.22

For this example, there are no monthly deduction that are due and unpaid, and no premiums which are due and unpaid.

The benefit will be reduced by an additional $150, because John Doe lives in Texas.

The final benefit amount received will be $126,693.42

=	Max Benefit	– Reduction for Loan – Administrative Charge
(1 + Interest Rae for Discounting)

=	150000	—	18844.22 – 150
1 + 2.96%

= 126693.42

Automatic Increase Benefit Rider

We will automatically increase the principal sum of this policy on each anniversary of the policy issue date subject to the terms below. Evidence of insurability is not required.

On each policy anniversary prior to the insured’s attained age 55 we will increase: 1) the planned (billed) premium by 3 percent and 2) the principal sum of this policy by the lesser of 3 percent of the original principal sum or $10,000

These increases will continue automatically unless: 1) benefits are paid under the terms of the Waiver of Deduction or Monthly Disability Benefit riders (automatic increases will resume when benefits are no longer being paid under the terms of either of these riders); or 2) this rider ends as described in the Termination of Rider section.

There are no monthly charges for this rider. Cost of insurance charges are applied to the increased risk insurance amount as described in the policy.

Termination of Rider This rider will end when:

1.	the insured attains age 55;
2.	an increase is refused by the owner of this policy (we must receive the owner’s signed notice of refusal within 30 days of the policy anniversary);
3.	the total of all increases equals the original principal sum of this policy;
4.	the policy ends for any reason;
5.	the owner requests a decrease in
6.	the owner’s signed request for termination is received.

Example.

Joyce Ward purchased a $125,000 policy on September 9th, 2020 when she was 51. Each policy anniversary prior to attained age 55, Joyce’s policy will increase by 3% of the face amount on the policy’s issue date, $3750. See the table below for a face amount schedule.

Attained Age	Date	Total Face Amount
51	9/20/2020	125,000
52	9/20/2021	128,750
53	9/20/2022	132,500
54	9/20/2023	136,250
55	9/20/2024	136,250
56	9/20/2025	136,250

Accidental Death Benefit Rider

This Accidental Death Benefit provides insurance on the life of the Insured, but does not provide insurance on any other person or persons insured. We will pay the Accidental Death Benefit amount to the beneficiary upon receipt of due proof that the insured’s death was caused by accidental bodily injury subject to the terms below. The Accidental Death Benefit amount is shown on the policy specifications page.

Death must occur:

1.	as a direct result of accidental bodily injury and independently of all other causes; and
2.	within 90 days of such injury; and
3.	before the insured reaches attained age 70; and
4.	while this policy and rider are in force.

We will not pay this benefit if the death results from:

1.	suicide whether sane or insane;
2.	war or any act attributable to war, declared or undeclared, whether the insured is in the military service or not;
3.	bodily or mental infirmity, illness or disease of any kind;
4.	bacterial infection other than infection occurring as a result of accidental or external bodily injuries;
5.	committing or attempting to commit an assault or felony;
6.	the voluntary taking of any poison, drug or sedative, asphyxiation from voluntary inhalation of gas;
7.	participation in aviation, except as a passenger.

The charge for this rider will be added to the monthly deduction for this policy. The monthly charge for this rider is the sum of:

1.	the risk rate at the insured’s attained age times the number of thousands of Accidental Death Benefit amount shown on the policy specifications page; plus
2.	the extra monthly charge for a special premium class for this rider, if any.

If this policy provides for Waiver of Deduction, the monthly charge for this rider will be waived if the monthly deduction for the policy is waived.

Guaranteed maximum monthly risk rates are shown in the following table.

GUARANTEED MAXIMUM RISK RATES PER $1,000 BY ATTAINED AGE
AGE	RISK RATE	AGE	RISK RATE	AGE	RISK RATE	AGE	RISK RATE	AGE	RISK RATE

1	0.104	15	0.104	29	0.083	43	0.104	57	0.125

2	0.104	16	0.125	30	0.083	44	0.104	58	0.125

3	0.083	17	0.146	31	0.083	45	0.104	59	0.125

4	0.083	18	0.146	32	0.083	46	0.104	60	0.125

5	0.083	19	0.146	33	0.083	47	0.104	61	0.146

6	0.083	20	0.146	34	0.083	48	0.104	62	0.146

7	0.083	21	0.146	35	0.083	49	0.104	63	0.146

8	0.083	22	0.125	36	0.083	50	0.104	64	0.167

9	0.083	23	0.125	37	0.083	51	0.104	65	0.167

10	0.083	24	0.104	38	0.083	52	0.104	66	0.167

11	0.083	25	0.104	39	0.083	53	0.104	67	0.188

12	0.083	26	0.104	40	0.083	54	0.104	68	0.188

13	0.083	27	0.104	41	0.083	55	0.125	69	0.188

14	0.083	28	0.083	42	0.083	56	0.125

This rider will end when: 1) the insured attains age 70; or 2) the policy ends; or 3) the owner’s signed request for termination is received.

Example

Jane Smith is 57 when her base policy is issued. She elects an additional $100,000 of Accidental Death Benefit coverage.

Under the guaranteed maximum charges, she will pay the following schedule of charges, each month.

Attained Age	Risk Rate	Guar Max monthly Charges for $100,000 Coverage
57	0.125	$ 12.50
58	0.125	$ 12.50
59	0.125	$ 12.50
60	0.125	$ 12.50
61	0.146	$ 14.60
62	0.146	$ 14.60
63	0.146	$ 14.60
64	0.167	$ 16.70
65	0.167	$ 16.70
66	0.167	$ 16.70
67	0.188	$ 18.80
68	0.188	$ 18.80
69	0.188	$ 18.80

For example, when Jane has an attained age of 61, she will pay $14.60 each month, 175.20 for the year, for her accidental death coverage. If Jane dies prior to attained age 70, under applicable causes, the beneficiary will receive an additional $100,000 of death benefit. If Jane lives to attained age 70 or dies of other causes not covered by the rider, the beneficiary will only receive the base coverage death benefit.

Children’s Term Insurance Rider

This rider provides for a payment to the Beneficiary of the rider a Children’s Term Rider amount which will be shown on the Policy Specifications page upon our receipt of due proof of the death of an Insured Child, provided 1) this rider is in force on the date of death; and 2) death occurred prior to the Insured Child’s 22nd birthday. Upon receipt of due proof of the insured’s death while this rider is in force, we will waive the monthly charges for this rider and continue the term insurance to age 22 on each insured child.

Each of the children described below is an Insured Child from age 15 days until the earliest of either the child’s 22nd birthday or the Insured’s Attained Age 65.

1.	A child of the Insured who is listed in the application and is not yet 20 years of age on the effective date of this rider.
2.	A future child born to the Insured.
3.	A child legally adopted by the Insured before the child is age 20 and before the Insured Attains Age 63.

The insured is the beneficiary under this rider. If the owner is living at the time of the insured’s death, the owner will become the beneficiary. If the owner is not living, the surviving insured children will share and share alike.

The charge for this rider will be added to the monthly deduction for this policy. The guaranteed maximum monthly charge for this rider is $X.XX times the number of thousands of Children’s Term Rider amount.

If this policy provides for Waiver of Deduction, the monthly charge for this rider will be waived if the monthly deduction for the policy is waived.

The insurance on each child may be converted to a permanent plan of life insurance available at the time of conversion. Conversion is subject to the following terms:

1.	The new policy will be based on the child’s attained age on the date it takes effect. The new policy will contain the provisions then being included in new policies. It will be based on the policy minimums and rates in effect at that time.
2.	The amount of the policy may not exceed $1,000 for each $1,000 of insurance provided by this rider. If the conversion is made within 31 days following the earliest of either the child’s 22nd birthday or the insured’s attained age 65, the amount of the new policy may not exceed $5,000 for each $1,000 of insurance provided by this rider.

3.	If the charge for this rider is being waived at the date of conversion, the charge or premium for the new policy will not continue to be waived.
4.	Evidence of insurability will not be required for the new policy. It will be required for:
a.	accidental death benefits, or
b.	disability benefits, or
c.	any other benefits which increase the insurance risk.
5.	The suicide and incontestability will be measured from the effective date of this rider.
6.	We must receive the owner’s signed request for conversion while this policy and rider are in force or within 31 days of the end of this rider.
7.	The required premium and this policy must accompany the request for conversion. We will endorse this rider to exclude the child with the new policy and return the policy to the owner.

Upon receipt of due proof that the death of a child eligible to be insured under a new policy occurred during the 31 days following the expiry of that child’s insurance under this rider and before any new policy had become effective, we will pay to the beneficiary of this rider the amount which would have been paid if such child’s term insurance had not expired.

Termination of Rider. This rider will end when:

1.	the Insured dies or Attains Age 65;
2.	the youngest Insured Child covered by this rider reaches age 22;
3.	all Insured Children have exercised their conversion privilege;
4.	the policy ends; or
5.	we receive your signed request for termination of this rider.

Example.

Aaron Johnson is 40 years old when he purchases his policy with an additional $5000 of coverage under the Children’s Term Insurance Rider for his son, Mark, who is 5 years old. When Aaron is 45 years old, he has a second child, Mary, who is eligible for an additional $5000 of coverage under the Children’s Term Insurance Rider for her when she is 15 days old. The following table outlines the guaranteed maximum monthly risk charge Aaron will pay for $5000 of coverage on each child. Mark will be covered from age 5 until age 22, and Mary will be covered from 15 days old until Aaron attains age 65.

Insured’s Attained Age	Child 1’s Attained Age	Child 2’s Attained Age	Guar Max Monthly Risk Charge
40	5	na	$4.35
41	6	na	$4.35
		na
45	10	0	$4.35
46	11	1	$4.35

56	21	11	$4.35
57	22	12	$4.35

64	29	19	$4.35
65	30	20	$—

Waiver of Deduction Rider

When we receive proof that the insured is totally disabled as defined below, we will waive the monthly deductions due after the start of and during the insured’s continued total disability, subject to the terms below.

Disability means that as a result of bodily injury or disease starting after the date of issue, the insured is totally disabled so that the insured: 1) is and for a continuous period of at least six months has been prevented from working in any occupation for which the insured reasonably qualified by education, training or experience; or 2) has suffered total and irrecoverable loss of the sight of eyes, or the loss of both hands, or both feet, or one hand and foot.

Disability must start while this policy and rider are in force, and before the insured reaches attained age 60. Written notice of disability must be received by us at the home office during the insured’s continuing disability unless it can be shown that notice was given as soon as reasonably possible. No monthly deduction will be waived which became due more than 12 months before receipt of written notice of claim. The monthly deduction must be paid until the claim is approved. If the claim is approved, we will credit the contract value with all monthly deductions that were deducted from the contract value since the start of the disability.

We will not waive monthly deductions if disability results from:

1.	Intentional self-inflicted injury.
2.	War or any act attributable to war, declared or undeclared, while the insured is in the military, naval or air service of any country.
3.	Participation in aviation, except as a passenger.

The owner must give proof of the insured’s continuing disability upon request unless benefits are being paid under Paragraph 2 of the section entitled Disability Defined. This proof may require that the insured be examined by a physician acceptable to us. If this proof is not furnished within 91 days of a request, this disability benefit will end. We will notify the owner of the monthly deduction then due.

The charge for this rider will be added to the monthly deduction for this policy. The monthly charge for this rider is a percentage of the sum of:

1.	the cost of insurance charge for the policy; and
2.	the monthly charges for any other riders attached to this policy; and
3.	the monthly administration charge; and
4.	the flat extra monthly charge for a special premium class, if any.

This percentage is based on the insured’s attained age and the death benefit option. The guaranteed maximum percentages are shown in the following table.

GUARANTEED MAXIMUM PERCENTAGES
Attained Age	Percentage %	Attained Age	Percentage %
<5>

16-30	6.0	51-55	15.0

31-40	7.0	56-59	20.0

41-45	8.0	60 and above	0.0

46-50	10.0

This rider will end when:

1.	the insured attains age 60 before the start of any disability; or
2.	the policy ends; or
3.	the owner’s signed request for termination is received.

Any proceeds paid under this policy will not be reduced by any monthly deductions waived under this rider.

Additional Insured Term Insurance Rider

This rider provides level term insurance to the additional insured’s attained age 70. Attained age is the additional insured’s age at issue plus the number of years since issue of this rider.

Upon receipt of due proof of the death of the additional insured while this rider is in force we will pay the additional insured rider amount shown on the Policy Specifications page. The additional insured rider amount may not exceed the principal sum of the policy to which this rider is attached. The insured is the beneficiary of this rider. If the insured and the additional insured die at the same time, or if the order of the deaths cannot be determined, the benefits of this rider will be paid as if the additional insured died first.

While this policy and rider are in force, the insurance on the additional insured may be converted to a permanent plan of life insurance available at the time of conversion. This rider may be converted: 1) prior to the additional insured’s attained age 59; or 2) within 60 days of the insured’s death prior to the additional insured’s attained age 70.

Conversion is subject to the following:

1.	The new policy will be based on the additional insured’s attained age on the date it takes effect. The new policy will contain the provisions then being included in new policies. It will be based on the policy minimums and rates in effect at that time. The additional insured will retain the same rating classification as on this rider.

2.	Evidence of insurability will not be required for the new policy. It will be required for:
a.	accidental death benefits, or
b.	disability benefits, or
c.	any other benefits which increase the insurance risk.
3.	The suicide and incontestable periods for the new policy will be measured from the date of issue of this rider.
4.	The principal sum of the new policy may not exceed the death benefit amount of this rider.
5.	If the charge for this rider is being waived under the Waiver of Deduction rider at the date of conversion, the charge or premium for the new policy will not continue to be waived.
6.	The required premium and this policy must accompany the owner’s signed request for conversion.

This rider will end when: 1) the policy ends for any reason, 2) we receive the owner’s signed request for termination, or the additional insured attains age 70.

The charge for this rider will be added to the monthly deduction for this policy. The monthly charge for this rider is the risk rate per $1,000 at the additional insured’s attained age times the number of thousands of additional insured rider amount shown on the Policy Specifications page.

If the additional insured is in a special premium class, the charge for this rider will be increased by an extra monthly charge.

If this policy provides for Waiver of Deduction, the charge for this rider will be waived if the monthly deduction for the policy is waived.

Guaranteed maximum monthly risk rates are shown in the following table. These will be increased by an extra monthly charge if the additional insured is in a special premium class.

GUARANTEED MAXIMUM MONTHLY RISK RATES PER $1,000 OF ADDITIONAL INSURED RIDER AMOUNT AT ADDITIONAL INSURED’S ATTAINED AGE
	RISK RATE		RISK RATE		RISK RATE		RISK RATE

21	0.13788	34	0.13705	46	0.30982	58	0.90869

22	0.13539	35	0.14370	47	0.33474	59	1.00089

23	0.13207	36	0.15117	48	0.36215	60	1.10389

24	0.12875	37	0.16114	49	0.39205	61	1.21851

25	0.12459	38	0.17194	50	0.42611	62	1.35058

26	0.12210	39	0.18357	51	0.46514	63	1.50009

27	0.12044	40	0.19769	52	0.51000	64	1.66621

28	0.11961	41	0.21264	53	0.56150	65	1.84812

29	0.11961	42	0.22842	54	0.61881	66	2.04497

30	0.12044	43	0.24586	55	0.68276	67	2.25096

31	0.12293	44	0.26497	56	0.75254	68	2.48520

32	0.12625	45	0.28656	57	0.82646	69	2.73937

33	0.13124

We will not contest this rider after it has been in force for two years from the effective date of this rider during the additional insured’s lifetime.

If, within two years from the effective date of this rider, the additional insured dies by suicide, while sane or insane, we will limit the proceeds to the sum of monthly charges deducted for this rider.

The reserves for this rider are based on the Commissioners 1980 Standard Ordinary Table, the Commissioners Reserve Valuation Method and age last birthday. The statutory valuation interest rate does not exceed the maximum rate allowed by the valuation law of the state in which this rider is delivered.

This rider does not increase or decrease the guaranteed values of this policy.

Monthly Disability Benefit Rider

This rider provides for the addition of a monthly benefit to the Fixed Account Value of the policy on each Monthly Due Date during the Insured’s continued disability as defined below, but not beyond the Insured’s Attained Age 65. The monthly benefit is the monthly disability benefit rider amount multiplied by the percent of premium factor. The monthly disability benefit rider amount and the percent of premium factor are shown on policy specifications page.

Disability means that, as a result of bodily injury or disease starting after the Issue Date of this rider and before the Insured reaches Attained Age 60, the Insured is totally disabled so that the Insured: 1) is, and for a continuous period of at least 180 days has been, prevented from working in any occupation for which the Insured is reasonably qualified by education, training or experience; or 2) has suffered total and irrevocable loss of the sight of both eyes, or the loss of both hands, or both feet, or one hand and one foot. We must receive Written Notice of Disability at our Home Office during the Insured’s continuing disability and while the Insured is alive, unless it can be shown that notice was given as soon as reasonably possible.

We will not pay any monthly benefit until the claim for benefits under this rider is approved. If the claim is approved, we will add the monthly benefit to the Fixed Account Value beginning on the first Monthly Due Date after the start of the Insured’s disability.

We will not pay Monthly Benefits if the Disability results from: 1) intentional self-inflicted injury; or 2) war or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country. You must give proof of the Insured’s continuing disability upon request in certain circumstances. We reserve the right to require that the Insured be examined by a physician acceptable to us. If you do not furnish this proof within 91 days of our request, the benefit will end.

The Risk Charge for the rider is part of the Monthly Deduction for the policy. The Risk Charge is 1) the monthly disability benefit rider amount shown on the policy specifications page times a percentage at the insured’s attained age; plus 2) the extra monthly charge for a special premium class for this rider, if any. The Monthly Risk Rate for Monthly Disability Benefit is based on the Insured’s Attained Age. The Guaranteed Maximum Risk Rates for Monthly Disability Benefit are shown in the following table. We may use Monthly Risk Rates for Monthly Disability Benefit that are less than those shown in the table, but not greater.

GUARANTEED MAXIMUM PERCENTAGES
Attained Age	Percentage %	Attained Age	Percentage %

21-30	6.0	51-55	15.0

31-40	7.0	56-59	20.0

41-45	8.0	60 and	20.0

46-50	10.0	above

Termination of Rider. This rider will end when: 1) the Insured Attains Age 60 and is not Disabled; 2) You are receiving benefits under this rider and the Insured dies or Attains Age 65 or the Insured’s Disability Terminates; 3) the policy ends; or 4) We receive Your signed request for termination of this rider.

This rider does not increase or decrease any guaranteed values of policy.

Surrender and Withdrawals

Surrender

You may make a written request to Surrender your Policy for its Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you Surrender your Policy.

The Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus

•	any Surrender charge as of such date; minus

•	any outstanding Policy loans; minus

•	any interest you owe on the Policy loans.

Surrender conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• You should send your written request to the Service Center.
• The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the date when we receive your written request.
• You will incur a Surrender charge if you Surrender the Policy during the first 14 Policy years. See “Charges and Deductions.”
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Withdrawal conditions:	• You must make your partial withdrawal request in writing.
• Your written partial withdrawal request must contain your signature.
• You should send your written request to the Service Center.
• You may make only one partial withdrawal each calendar quarter.
• You must request at least $500.
• You cannot withdraw more than 75% of the Surrender Value without Surrendering the Policy.

•  You can specify the Subaccount(s) and Fixed Account from which to make the withdrawal, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

•  We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your partial withdrawal request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee and Surrender charge.
• We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Withdrawals. Whenever you take a withdrawal, we deduct a processing fee (on a pro rata basis) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

Surrender Charge for Partial Withdrawals. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a Surrender charge from your Contract Value. The Surrender charge on a withdrawal is equal to the appropriate Surrender charge factor from the table in Appendix C, multiplied by the number of thousands by which the Principal Sum on the issue date is reduced by the withdrawal, minus any reductions in the original Principal Sum for which we have already imposed a Surrender charge.

If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the Principal Sum by the amount of the withdrawal (but not by any Surrender charges or the processing fee). See “Changing the Principal Sum – Decreases.” We will not allow any withdrawal to reduce the Principal Sum below the minimum Principal Sum set forth in the Policy.

Income taxes, tax penalties and certain restrictions may apply to any withdrawals you make.

When We Will Make Payments

We usually pay the amounts of any Surrender, withdrawal, Death Benefit Proceeds, loans, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;

•	the SEC permits, by an order, the postponement for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a Surrender, withdrawals, Death Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any Surrender, withdrawal, Death Benefit Proceeds, loans or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from the Subaccounts (subject to the “Policies and Procedures Regarding Disruptive Trading and Market Timing” section below).

•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.

•

For Fixed Account transfers, you may not transfer more than 25% of the unloaned value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the Reallocation Date and transfers resulting from loans are not treated as transfers for the purpose of the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policies, such as Insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:
¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted internal policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners and coordinate with the underlying fund companies in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature or other standard identity authentication:

•	transfers in excess of $1,000,000 per Policy, per day;

We will conduct ongoing monitoring for possible suspicious transfer activity. This includes identifying two or more round trip transactions to the same Subaccount within a 90-day period and more than four round trip transactions to the same Subaccount within a 12 month period. We will also coordinate and cooperate with the underlying fund companies’ efforts to deter, detect, and impose transaction restrictions as necessary to address disruptive trading activity.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through written request. This means that we may accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

To the extent we are unable to effectively impose these restrictions to discourage market timing and other forms of Disruptive Trading, some Policy Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Policy Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Such policies and procedures may include a redemption fee of up to 2% on Subaccount assets that are redeemed out of a Portfolio in connection with a partial Surrender or Transfer. The prospectuses for the underlying Portfolios, if available, describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying Fund or principal underwriter that obligates us to provide the Fund, upon written request, with information about you and your trading activities in the Fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the Fund identifies you as violating the frequent trading policies that the Fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a Fund that has directed us to restrict or prohibit your trades into the Fund, then we will request new allocation instructions from you. If you request a transfer into a Fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts Funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock Funds, international Funds, bond Funds, and money market Funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

Effective on September 1, 2008, the asset allocation model program was discontinued. Asset allocation models are no longer available for your use with any future allocations or revisions to your allocations. Please note that we may decide to offer an asset allocation model program again in the future.

Automatic Asset Rebalancing Program

Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating Premiums. The Automatic Asset Rebalancing program may not be used to transfer amounts into and out of the Fixed Account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Tax Considerations.”

Loan Conditions:

•  You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus loan interest you would have to pay by the next Policy anniversary date.

•  To secure the loan, we transfer an amount equal to the loan from the Variable Account and Fixed Account to the loan account, which is a part of our General Account. If your loan application does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.

•  We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See “Surrenders and Withdrawals – When We Will Make Payments.”

•  We charge you interest on your loan. During the first fourteen Policy years, the current loan interest rate is 4.5%, with a maximum loan interest rate of 8% per year, compounded annually, on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. We may change the interest rate, but we will notify you of any increase in loan interest at least 30 days before the new rate becomes effective. Interest is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly.

•  You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as Premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Variable Account according to your current premium allocation instructions.
• We deduct any unpaid Loan Amount and any interest you owe, from the Surrender Value and from the Death Benefit Proceeds payable on the Insured’s death.

•  If any unpaid Loan Amount plus any interest you owe equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See “Policy Lapse.”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any Loan Amounts (including any interest you owe) from the proceeds payable upon the death of the Insured and from the Surrender Value. Repaying the loan causes the Death Benefit Proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will Lapse.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Loan Amount in the loan account. The amount in the loan account is not affected by the Variable Account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the Variable Account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Variable Account.

Tax Risks. A Policy loan may also have possible adverse tax consequences. See “Federal Income Tax Considerations.” In addition, the tax consequences of a Policy loan after the fourteenth Policy year are uncertain. You should consult a tax adviser before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

•

Your Policy’s Surrender Value becomes zero, and total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are less than the Cumulative Minimum Premiums required under the Policy; or

•

The total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are greater than the Cumulative Minimum Premiums, but the Contract Value, minus outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

1.	the Surrender Value must exceed zero, after deducting all due and unpaid Monthly Deductions; or
2.	total Premiums paid minus withdrawals (not including Surrender charges and processing fees) must exceed Cumulative Minimum Premiums, and the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, must exceed zero, after deducting all due and unpaid Monthly Deductions.

If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

Reinstatement

We will consider reinstating a Lapsed Policy within three years after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has Lapsed, you must do the following to reinstate the Policy:

•	complete a reinstatement application;
•	pay the unpaid Monthly Deductions due during the last expired grace period;
•	pay premium sufficient to keep the Policy in force for three months after the date of reinstatement; and
•	repay the entire Policy Loan Amount (including any interest you owed) that existed at the date of termination of coverage.

You must also provide evidence of insurability if any of the following apply to you:

•	your Policy Lapsed more than a year ago;
•	your Policy is rated;
•	your Policy’s face amount is over $500,000;
•	the Insured has gained or lost a significant amount of weight since your initial application;
•	there has been a significant change in the Insured’s medical condition since your initial application;
•	the Insured is employed in an occupation we consider hazardous; or
•	the Insured participates in activities we consider hazardous.

We will not reinstate any indebtedness unless required by state law. Your Contract Value on the reinstatement date will equal the Premiums paid at reinstatement, less the Policy loan repayment, times the Percent of Premium Factor, minus all unpaid Monthly Deductions due during the last expired grace period, minus an additional Monthly Deduction due at the time of reinstatement. The Surrender charges will still apply and will be calculated based on the original issue date of the Policy. The reinstatement date for your Policy will be the Monthly Due Date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date, except that the suicide provision will not apply after age 100.

We will not consider your request for reinstatement unless you have paid sufficient Premiums and provided the requested evidence of insurability. Until we have received all required Premiums and evidence of insurability, we will hold your Premiums in our Reinstatement Suspense Account. If your reinstatement Premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain Lapsed until you send in the required items and we approve your application. After we have held your reinstatement Premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement Premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been Surrendered for the Surrender Value.

Federal Tax Considerations

The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis, and particularly if the full amount of Premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the Variable Account.

In addition, the Tax Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. If the death benefit is not received in a lump sum, however, and is instead applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax adviser on these consequences.

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable lifetime income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from a Modified Endowment Contract “MEC”. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon Surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under Section 7702, or its status as not a MEC under Section 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].

You should consult a tax adviser if you intend to keep the Policy in-force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have Surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could result in a very large tax liability for you. The tax liability might be much larger than the Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business use of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy. In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a contract given up in a Section 1035 tax-free exchange for a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affects the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of Federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of Ownership at death nor had given up Ownership within three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Proposed Regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax adviser.

Accelerated Death Benefit. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit Rider are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for Our Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”) for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions).

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of Premiums up to a target premium set by Farmers (we may pay additional amounts) and 4.74% of premium in excess of the target premium in the first year. In renewal years two through ten, the commission is not expected to exceed 6.6% of Premiums paid up to the target premium each year and 4.74% of Premiums in excess of the target premium. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements. On average, cash production incentive bonuses equate to 12% of first year Premiums up to a target premium set by Farmers.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation items. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars, and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the Variable Account to cover commissions and other incentives or payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call our Service Center at 1-877-376-8008, or write to us at P. O. Box 724208 Atlanta, Georgia 31139.

Appendix A—Portfolios Available Under the Policy

The following is a list of Portfolios under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/farmers/tahd/VUL. You can also request this information at no cost by calling 1-877-376-8008 or emailing us at farmersvariable@infosys.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks capital growth.	BNY Mellon Opportunistic Small Cap Portfolio (Service Class Shares) Investment Adviser: BNY Mellon Investment Advisers, Inc. Subadviser: Newton Investment Management North America, LLC.	1.07%	9.01%	8.88%	5.89%
Seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares) Investment Adviser: BNY Mellon Investment Advisers, Inc. Subadviser: Newton Investment Management Limited	0.92%	23.50%	14.85%	10.18%
Seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.	Calvert VP SRI Mid Cap Portfolio[1,2] Investment Adviser: Calvert Research and Management	0.99%	11.64%	8.80%	6.19%
Seeks long-term growth of capital, current income and growth of income.	DWS Core Equity VIP (Series I) (Class A Shares) Investment Adviser: DWS Investment Management Americas, Inc.	0.97%	25.57%	15.00%	11.56%
Seeks long-term growth of capital.	DWS CROCI® International VIP (Series I) (Class A Shares)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.84%	18.95%	7.11%	2.14%
Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP (Series II) (Class A Shares)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.68%	20.76%	8.61%	5.06%
Seeks above-average capital appreciation over the long term.	DWS Global Small Cap VIP (Series I) (Class A Shares)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.87%	24.56%	8.61%	3.82%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP (Series II) (Class A Share Class) Investment Adviser: DWS Investment Management Americas, Inc.	0.39%	4.75%	1.60%	0.99%
Seeks to provide a high level of current income.	DWS High Income VIP (Series II) (Class A Shares)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.70%	11.34%	5.34%	4.05%
Seeks long-term capital appreciation.	DWS Small Mid Cap Growth VIP (Series II) (Class A Shares) [2] Investment Adviser: DWS Investment Management Americas, Inc.	0.85%	18.83%	9.18%	6.46%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Growth Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR UK, FMR HK, and FMR Japan	0.68%	36.09%	19.52%	14.68%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Index 500 Portfolio (Service Class Shares ) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: Geode	0.20%	26.07%	15.45%	11.81%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Mid Cap Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR UK, FMR HK, and FMR Japan	0.67%	15.00%	12.34%	8.02%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2 Shares)[1] Investment Adviser: Franklin Mutual Advisers, LLC	0.91%	12.75%	11.06%	7.04%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)[2] Investment Adviser: Franklin Advisers, Inc.	1.08%	26.74%	13.51%	8.96%
Seeks long-term capital.	Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)[1], 2 Investment Adviser: Goldman Sachs Asset Management, L.P.	0.84%	11.42%	13.36%	8.10%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks long-term growth of capital.	Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)[2] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.82%	19.28%	10.04%	7.80%
Seeks long-term growth of capital and dividend income.	Goldman Sachs Strategic Growth Fund(Institutional Class Shares)[1], 2 Investment Adviser: Goldman Sachs Asset Management, L.P.	0.70%	41.94%	17.32%	13.16%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Service Class Shares) Investment Adviser: Janus Henderson Investors US LLC	0.87%	15.13%	9.37%	7.73%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Service Class Shares) Investment Adviser: Janus Henderson Investors US LLC	0.97%	17.78%	13.14%	11.82%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Class Shares) Investment Adviser: Janus Henderson Investors US LLC	0.55%	39.96%	16.92%	13.73%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC	1.28%	9.02%	1.64%	3.06%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC	0.69%	4.97%	0.99%	0.92%
Seeks to provide current income and long-term growth of income and capital.	Principal PVC Equity Income Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.74%	10.93%	10.58%	8.94%
Seeks to long-term growth of capital.	Principal PVC MidCap Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.80%	25.74%	15.31%	11.58%
Seeks to provide long-term growth of capital.	Principal PVC Principal Capital Appreciation Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.90%	24.85%	15.74%	11.61%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks long-term growth of capital.	Principal PVC SmallCap Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.10%	15.39%	11.13%	7.55%
Seeks to provide as high a level of total return (consisting of reinvestment income and capital appreciation), as is consistent with reasonable risk.	Principal SAM Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.98%	15.65%	7.84%	5.96%
Seeks to provide long-term capital appreciation.	Principal SAM Conservative Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.02%	19.05%	9.83%	7.22%
Seeks to provide a high level of total return (consistent of income with some capital appreciation).	Principal SAM Flexible Income Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.90%	9.21%	4.05%	3.67%
Seeks to provide long-term capital appreciation.	Principal SAM Strategic Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.05%	21.58%	11.50%	7.99%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares) Investment Adviser: Templeton Asset Management Ltd. Subadviser: Franklin Templeton Investment Management Limited	1.35%	12.62%	4.22%	2.32%
[1]	The Subaccount that invests in this Portfolio is closed to new investors.
[2]	This Portfolio is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio’s prospectus for additional information.

Appendix B—Guaranteed Maximum Cost of Insurance Rates

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Male Non-Nicotine (Issue Ages 21-80)*
Per $1000 of Risk Insurance Amount
Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate

21	0.13788	35	0.14370	49	0.39205	62	1.35058	75	5.13652	88	16.39051

22	0.13539	36	0.15117	50	0.42611	63	1.50009	76	5.66811	89	17.59988

23	0.13207	37	0.16114	51	0.46514	64	1.66621	77	6.22379	90	18.85909

24	0.12875	38	0.17194	52	0.51000	65	1.84812	78	6.80688	91	20.19721

25	0.12459	39	0.18357	53	0.56150	66	2.04497	79	7.43566	92	21.66408

26	0.12210	40	0.19769	54	0.61881	67	2.25096	80	8.13005	93	23.40255

27	0.12044	41	0.21264	55	0.68276	68	2.48520	81	8.90834	94	25.73492

28	0.11961	42	0.22842	56	0.75254	69	2.73937	82	9.78630	95	29.22599

29	0.11961	43	0.24586	57	0.82646	70	3.02676	83	10.75978	96	34.96802

30	0.12044	44	0.26497	58	0.90869	71	3.35485	84	11.80967	97	44.93622

31	0.12293	45	0.28656	59	1.00089	72	3.73361	85	12.91190	98	61.89321

32	0.12625	46	0.30982	60	1.10389	73	4.16221	86	14.05233	99	83.06141

33	0.13124	47	0.33474	61	1.21851	74	4.63317	87	15.21353	100-109	0.00000

34	0.13705	48	0.36215

*	Different rates apply for male nicotine users, all females, and all juveniles (Issue Ages 0-20).

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special Premium Class rating factor shown on the Policy Specifications page.

The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

B-1

Appendix C—Table of Surrender Charge Factors

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

21	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

22	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

23	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

24	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

25	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

26	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

27	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

28	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

29	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

30	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

31	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00

32	5.98	5.98	5.98	5.98	5.98	5.38	4.78	4.19	3.59	2.99	2.39	1.79	1.20	0.60	0.00	0.00

33	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00

34	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00

35	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00

36	6.28	6.28	6.28	6.28	6.28	5.66	5.03	4.40	3.77	3.14	2.51	1.89	1.26	0.63	0.00	0.00

37	6.32	6.32	6.32	6.32	6.32	5.68	5.05	4.42	3.79	3.16	2.53	1.89	1.26	0.63	0.00	0.00

38	6.42	6.42	6.42	6.42	6.42	5.78	5.13	4.49	3.85	3.21	2.57	1.93	1.28	0.64	0.00	0.00

39	6.52	6.52	6.52	6.52	6.52	5.87	5.22	4.56	3.91	3.26	2.61	1.96	1.30	0.65	0.00	0.00

40	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00

41	6.76	6.76	6.76	6.76	6.76	6.08	5.40	4.73	4.05	3.38	2.70	2.03	1.35	0.68	0.00	0.00

42	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00

43	6.99	6.99	6.99	6.99	6.99	6.29	5.59	4.89	4.19	3.50	2.80	2.10	1.40	0.70	0.00	0.00

44	7.13	7.13	7.13	7.13	7.13	6.41	5.70	4.99	4.28	3.56	2.85	2.14	1.43	0.71	0.00	0.00

45	7.30	7.30	7.30	7.30	7.30	6.57	5.84	5.11	4.38	3.65	2.92	2.19	1.46	0.73	0.00	0.00

46	7.46	7.46	7.46	7.46	7.46	6.72	5.97	5.23	4.48	3.73	2.99	2.24	1.49	0.75	0.00	0.00

47	7.67	7.67	7.67	7.67	7.67	6.90	6.13	5.37	4.60	3.83	3.07	2.30	1.53	0.77	0.00	0.00

48	7.87	7.87	7.87	7.87	7.87	7.08	6.30	5.51	4.72	3.93	3.15	2.36	1.57	0.79	0.00	0.00

49	8.14	8.14	8.14	8.14	8.14	7.33	6.51	5.70	4.88	4.07	3.26	2.44	1.63	0.81	0.00	0.00

50	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00

51	8.65	8.65	8.65	8.65	8.65	7.78	6.92	6.05	5.19	4.32	3.46	2.59	1.73	0.86	0.00	0.00

52	8.95	8.95	8.95	8.95	8.95	8.05	7.16	6.26	5.37	4.47	3.58	2.68	1.79	0.89	0.00	0.00

53	9.29	9.29	9.29	9.29	9.29	8.36	7.43	6.50	5.57	4.64	3.71	2.79	1.86	0.93	0.00	0.00

54	9.62	9.62	9.62	9.62	9.62	8.66	7.70	6.74	5.77	4.81	3.85	2.89	1.92	0.96	0.00	0.00

55	10.06	10.06	10.06	10.06	10.06	9.06	8.05	7.04	6.04	5.03	4.03	3.02	2.01	1.01	0.00	0.00

56	10.47	10.47	10.47	10.47	10.47	9.42	8.37	7.33	6.28	5.23	4.19	3.14	2.09	1.05	0.00	0.00

57	10.91	10.91	10.91	10.91	10.91	9.82	8.72	7.63	6.54	5.45	4.36	3.27	2.18	1.09	0.00	0.00

58	11.41	11.41	11.41	11.41	11.41	10.27	9.13	7.99	6.85	5.71	4.57	3.42	2.28	1.14	0.00	0.00

59	11.99	11.99	11.99	11.99	11.99	10.79	9.59	8.39	7.19	5.99	4.79	3.60	2.40	1.20	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

60	12.56	12.56	12.56	12.56	12.56	11.30	10.05	8.79	7.54	6.28	5.02	3.77	2.51	1.26	0.00	0.00

61	13.17	13.17	13.17	13.17	13.17	11.85	10.53	9.22	7.90	6.58	5.27	3.95	2.63	1.32	0.00	0.00

62	13.88	13.88	13.88	13.88	13.88	12.49	11.10	9.71	8.33	6.94	5.55	4.16	2.78	1.39	0.00	0.00

63	14.62	14.62	14.62	14.62	14.62	13.16	11.70	10.23	8.77	7.31	5.85	4.39	2.92	1.46	0.00	0.00

64	15.43	15.43	15.43	15.43	15.43	13.89	12.34	10.80	9.26	7.71	6.17	4.63	3.09	1.54	0.00	0.00

65	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

66	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

67	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

68	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

69	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

21	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

22	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

23	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

24	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

25	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

26	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

27	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

28	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

29	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

30	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

31	5.78	5.78	5.78	5.78	5.78	5.20	4.62	4.04	3.47	2.89	2.31	1.73	1.16	0.58	0.00	0.00

32	5.81	5.81	5.81	5.81	5.81	5.23	4.65	4.07	3.49	2.91	2.32	1.74	1.16	0.58	0.00	0.00

33	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

34	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00

35	5.95	5.95	5.95	5.95	5.95	5.35	4.76	4.16	3.57	2.97	2.38	1.78	1.19	0.59	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

36	5.98	5.98	5.98	5.98	5.98	5.38	4.78	4.19	3.59	2.99	2.39	1.79	1.20	0.60	0.00	0.00

37	6.08	6.08	6.08	6.08	6.08	5.47	4.86	4.26	3.65	3.04	2.43	1.82	1.22	0.61	0.00	0.00

38	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00

39	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00

40	6.28	6.28	6.28	6.28	6.28	5.66	5.03	4.40	3.77	3.14	2.51	1.89	1.26	0.63	0.00	0.00

41	6.35	6.35	6.35	6.35	6.35	5.72	5.08	4.45	3.81	3.18	2.54	1.91	1.27	0.64	0.00	0.00

42	6.42	6.42	6.42	6.42	6.42	5.78	5.13	4.49	3.85	3.21	2.57	1.93	1.28	0.64	0.00	0.00

43	6.49	6.49	6.49	6.49	6.49	5.84	5.19	4.54	3.89	3.24	2.59	1.95	1.30	0.65	0.00	0.00

44	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00

45	6.69	6.69	6.69	6.69	6.69	6.02	5.35	4.68	4.01	3.34	2.68	2.01	1.34	0.67	0.00	0.00

46	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00

47	6.92	6.92	6.92	6.92	6.92	6.23	5.54	4.85	4.15	3.46	2.77	2.08	1.38	0.69	0.00	0.00

48	7.09	7.09	7.09	7.09	7.09	6.38	5.67	4.97	4.26	3.55	2.84	2.13	1.42	0.71	0.00	0.00

49	7.19	7.19	7.19	7.19	7.19	6.47	5.76	5.04	4.32	3.60	2.88	2.16	1.44	0.72	0.00	0.00

50	7.36	7.36	7.36	7.36	7.36	6.63	5.89	5.15	4.42	3.68	2.95	2.21	1.47	0.74	0.00	0.00

51	7.53	7.53	7.53	7.53	7.53	6.78	6.02	5.27	4.52	3.77	3.01	2.26	1.51	0.75	0.00	0.00

52	7.70	7.70	7.70	7.70	7.70	6.93	6.16	5.39	4.62	3.85	3.08	2.31	1.54	0.77	0.00	0.00

53	7.90	7.90	7.90	7.90	7.90	7.11	6.32	5.53	4.74	3.95	3.16	2.37	1.58	0.79	0.00	0.00

54	8.14	8.14	8.14	8.14	8.14	7.33	6.51	5.70	4.88	4.07	3.26	2.44	1.63	0.81	0.00	0.00

55	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00

56	8.58	8.58	8.58	8.58	8.58	7.72	6.86	6.01	5.15	4.29	3.43	2.57	1.72	0.86	0.00	0.00

57	8.88	8.88	8.88	8.88	8.88	7.99	7.10	6.22	5.33	4.44	3.55	2.66	1.78	0.89	0.00	0.00

58	9.12	9.12	9.12	9.12	9.12	8.21	7.29	6.38	5.47	4.56	3.65	2.74	1.82	0.91	0.00	0.00

59	9.46	9.46	9.46	9.46	9.46	8.51	7.56	6.62	5.67	4.73	3.78	2.84	1.89	0.95	0.00	0.00

60	9.79	9.79	9.79	9.79	9.79	8.81	7.83	6.86	5.88	4.90	3.92	2.94	1.96	0.98	0.00	0.00

61	10.10	10.10	10.10	10.10	10.10	9.09	8.08	7.07	6.06	5.05	4.04	3.03	2.02	1.01	0.00	0.00

62	10.40	10.40	10.40	10.40	10.40	9.36	8.32	7.28	6.24	5.20	4.16	3.12	2.08	1.04	0.00	0.00

63	10.77	10.77	10.77	10.77	10.77	9.69	8.62	7.54	6.46	5.39	4.31	3.23	2.15	1.08	0.00	0.00

64	11.14	11.14	11.14	11.14	11.14	10.03	8.91	7.80	6.69	5.57	4.46	3.34	2.23	1.11	0.00	0.00

65	11.58	11.58	11.58	11.58	11.58	10.42	9.26	8.11	6.95	5.79	4.63	3.47	2.32	1.16	0.00	0.00

66	12.91	12.91	12.91	11.62	10.33	9.04	7.75	6.46	5.16	3.87	2.58	1.94	1.29	0.65	0.00	0.00

67	13.66	13.66	13.66	12.30	10.93	9.56	8.20	6.83	5.46	4.10	2.73	2.05	1.37	0.68	0.00	0.00

68	14.41	14.41	14.41	12.97	11.53	10.09	8.65	7.21	5.76	4.32	2.88	2.16	1.44	0.72	0.00	0.00

69	15.28	15.28	15.28	13.75	12.22	10.69	9.17	7.64	6.11	4.58	3.06	2.29	1.53	0.76	0.00	0.00

70	16.21	16.21	16.21	14.59	12.97	11.35	9.73	8.11	6.48	4.86	3.24	2.43	1.62	0.81	0.00	0.00

71	17.41	17.41	17.41	15.67	13.93	12.19	10.45	8.71	6.96	5.22	3.48	2.61	1.74	0.87	0.00	0.00

72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

0	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

1	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

2	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

3	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

4	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

5	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

6	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

7	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

8	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

9	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

10	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

11	5.38	5.38	5.38	5.38	5.38	4.85	4.31	3.77	3.23	2.69	2.15	1.62	1.08	0.54	0.00	0.00

12	5.43	5.43	5.43	5.43	5.43	4.89	4.34	3.80	3.26	2.71	2.17	1.63	1.09	0.54	0.00	0.00

13	5.50	5.50	5.50	5.50	5.50	4.95	4.40	3.85	3.30	2.75	2.20	1.65	1.10	0.55	0.00	0.00

14	5.56	5.56	5.56	5.56	5.56	5.01	4.45	3.89	3.34	2.78	2.23	1.67	1.11	0.56	0.00	0.00

15	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

16	5.88	5.88	5.88	5.88	5.88	5.29	4.70	4.12	3.53	2.94	2.35	1.76	1.18	0.59	0.00	0.00

17	5.90	5.90	5.90	5.90	5.90	5.31	4.72	4.13	3.54	2.95	2.36	1.77	1.18	0.59	0.00	0.00

18	5.93	5.93	5.93	5.93	5.93	5.34	4.75	4.15	3.56	2.97	2.37	1.78	1.19	0.59	0.00	0.00

19	5.96	5.96	5.96	5.96	5.96	5.36	4.76	4.17	3.57	2.98	2.38	1.79	1.19	0.60	0.00	0.00

20	5.99	5.99	5.99	5.99	5.99	5.39	4.79	4.19	3.59	3.00	2.40	1.80	1.20	0.60	0.00	0.00

21	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00

22	6.05	6.05	6.05	6.05	6.05	5.44	4.84	4.23	3.63	3.02	2.42	1.81	1.21	0.60	0.00	0.00

23	6.07	6.07	6.07	6.07	6.07	5.46	4.86	4.25	3.64	3.03	2.43	1.82	1.21	0.61	0.00	0.00

24	6.10	6.10	6.10	6.10	6.10	5.49	4.88	4.27	3.66	3.05	2.44	1.83	1.22	0.61	0.00	0.00

25	6.13	6.13	6.13	6.13	6.13	5.51	4.90	4.29	3.68	3.06	2.45	1.84	1.23	0.61	0.00	0.00

26	6.15	6.15	6.15	6.15	6.15	5.53	4.92	4.30	3.69	3.07	2.46	1.84	1.23	0.61	0.00	0.00

27	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00

28	6.20	6.20	6.20	6.20	6.20	5.58	4.96	4.34	3.72	3.10	2.48	1.86	1.24	0.62	0.00	0.00

29	6.24	6.24	6.24	6.24	6.24	5.61	4.99	4.37	3.74	3.12	2.50	1.87	1.25	0.62	0.00	0.00

30	6.26	6.26	6.26	6.26	6.26	5.63	5.01	4.38	3.76	3.13	2.50	1.88	1.25	0.63	0.00	0.00

31	6.40	6.40	6.40	6.40	6.40	5.76	5.12	4.48	3.84	3.20	2.56	1.92	1.28	0.64	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

32	6.53	6.53	6.53	6.53	6.53	5.88	5.22	4.57	3.92	3.27	2.61	1.96	1.31	0.65	0.00	0.00

33	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00

34	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00

35	6.97	6.97	6.97	6.97	6.97	6.27	5.58	4.88	4.18	3.48	2.79	2.09	1.39	0.70	0.00	0.00

36	7.18	7.18	7.18	7.18	7.18	6.47	5.75	5.03	4.31	3.59	2.87	2.16	1.44	0.72	0.00	0.00

37	7.28	7.28	7.28	7.28	7.28	6.56	5.83	5.10	4.37	3.64	2.91	2.19	1.46	0.73	0.00	0.00

38	7.51	7.51	7.51	7.51	7.51	6.76	6.01	5.26	4.51	3.75	3.00	2.25	1.50	0.75	0.00	0.00

39	7.73	7.73	7.73	7.73	7.73	6.96	6.19	5.41	4.64	3.87	3.09	2.32	1.55	0.77	0.00	0.00

40	7.97	7.97	7.97	7.97	7.97	7.17	6.38	5.58	4.78	3.99	3.19	2.39	1.59	0.80	0.00	0.00

41	8.27	8.27	8.27	8.27	8.27	7.45	6.62	5.79	4.96	4.14	3.31	2.48	1.65	0.83	0.00	0.00

42	8.47	8.47	8.47	8.47	8.47	7.62	6.77	5.93	5.08	4.23	3.39	2.54	1.69	0.85	0.00	0.00

43	8.85	8.85	8.85	8.85	8.85	7.96	7.08	6.19	5.31	4.42	3.54	2.65	1.77	0.88	0.00	0.00

44	9.19	9.19	9.19	9.19	9.19	8.27	7.35	6.43	5.51	4.59	3.67	2.76	1.84	0.92	0.00	0.00

45	9.59	9.59	9.59	9.59	9.59	8.63	7.67	6.71	5.75	4.80	3.84	2.88	1.92	0.96	0.00	0.00

46	9.85	9.85	9.85	9.85	9.85	8.86	7.88	6.89	5.91	4.92	3.94	2.95	1.97	0.98	0.00	0.00

47	10.15	10.15	10.15	10.15	10.15	9.14	8.12	7.11	6.09	5.08	4.06	3.05	2.03	1.02	0.00	0.00

48	10.46	10.46	10.46	10.46	10.46	9.41	8.36	7.32	6.27	5.23	4.18	3.14	2.09	1.05	0.00	0.00

49	10.86	10.86	10.86	10.86	10.86	9.77	8.69	7.60	6.52	5.43	4.34	3.26	2.17	1.09	0.00	0.00

50	11.19	11.19	11.19	11.19	11.19	10.07	8.95	7.83	6.71	5.59	4.48	3.36	2.24	1.12	0.00	0.00

51	11.56	11.56	11.56	11.56	11.56	10.40	9.25	8.09	6.94	5.78	4.62	3.47	2.31	1.16	0.00	0.00

52	11.98	11.98	11.98	11.98	11.98	10.78	9.58	8.38	7.19	5.99	4.79	3.59	2.40	1.20	0.00	0.00

53	12.43	12.43	12.43	12.43	12.43	11.18	9.94	8.70	7.46	6.21	4.97	3.73	2.49	1.24	0.00	0.00

54	12.86	12.86	12.86	12.86	12.86	11.58	10.29	9.01	7.72	6.43	5.15	3.86	2.57	1.29	0.00	0.00

55	13.44	13.44	13.44	13.44	13.44	12.09	10.75	9.41	8.06	6.72	5.38	4.03	2.69	1.34	0.00	0.00

56	13.93	13.93	13.93	13.93	13.93	12.54	11.15	9.75	8.36	6.97	5.57	4.18	2.79	1.39	0.00	0.00

57	14.45	14.45	14.45	14.45	14.45	13.01	11.56	10.12	8.67	7.23	5.78	4.34	2.89	1.45	0.00	0.00

58	15.04	15.04	15.04	15.04	15.04	13.54	12.03	10.53	9.03	7.52	6.02	4.51	3.01	1.50	0.00	0.00

59	15.71	15.71	15.71	15.71	15.71	14.14	12.57	11.00	9.43	7.86	6.28	4.71	3.14	1.57	0.00	0.00

60	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

61	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

62	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

63	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

64	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

65	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

66	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

67	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

68	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

69	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

0	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

1	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

2	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

3	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

4	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

5	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

6	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

7	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

8	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

9	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

10	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

11	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

12	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

13	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

14	5.38	5.38	5.38	5.38	5.38	4.85	4.31	3.77	3.23	2.69	2.15	1.62	1.08	0.54	0.00	0.00

15	5.61	5.61	5.61	5.61	5.61	5.05	4.49	3.93	3.37	2.80	2.24	1.68	1.12	0.56	0.00	0.00

16	5.63	5.63	5.63	5.63	5.63	5.07	4.50	3.94	3.38	2.82	2.25	1.69	1.13	0.56	0.00	0.00

17	5.69	5.69	5.69	5.69	5.69	5.12	4.55	3.98	3.41	2.84	2.27	1.71	1.14	0.57	0.00	0.00

18	5.71	5.71	5.71	5.71	5.71	5.14	4.57	4.00	3.43	2.85	2.28	1.71	1.14	0.57	0.00	0.00

19	5.77	5.77	5.77	5.77	5.77	5.19	4.61	4.04	3.46	2.88	2.31	1.73	1.15	0.58	0.00	0.00

20	5.79	5.79	5.79	5.79	5.79	5.21	4.63	4.05	3.47	2.89	2.32	1.74	1.16	0.58	0.00	0.00

21	5.89	5.89	5.89	5.89	5.89	5.30	4.71	4.12	3.53	2.94	2.36	1.77	1.18	0.59	0.00	0.00

22	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00

23	5.95	5.95	5.95	5.95	5.95	5.35	4.76	4.16	3.57	2.97	2.38	1.78	1.19	0.59	0.00	0.00

24	5.97	5.97	5.97	5.97	5.97	5.37	4.77	4.18	3.58	2.98	2.39	1.79	1.19	0.60	0.00	0.00

25	5.99	5.99	5.99	5.99	5.99	5.39	4.79	4.19	3.59	3.00	2.40	1.80	1.20	0.60	0.00	0.00

26	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00

27	6.04	6.04	6.04	6.04	6.04	5.43	4.83	4.22	3.62	3.02	2.41	1.81	1.21	0.60	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

28	6.07	6.07	6.07	6.07	6.07	5.46	4.86	4.25	3.64	3.03	2.43	1.82	1.21	0.61	0.00	0.00

29	6.09	6.09	6.09	6.09	6.09	5.48	4.87	4.26	3.65	3.05	2.44	1.83	1.22	0.61	0.00	0.00

30	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00

31	6.19	6.19	6.19	6.19	6.19	5.57	4.95	4.34	3.72	3.10	2.48	1.86	1.24	0.62	0.00	0.00

32	6.27	6.27	6.27	6.27	6.27	5.64	5.02	4.39	3.76	3.14	2.51	1.88	1.25	0.63	0.00	0.00

33	6.35	6.35	6.35	6.35	6.35	5.72	5.08	4.45	3.81	3.18	2.54	1.91	1.27	0.64	0.00	0.00

34	6.49	6.49	6.49	6.49	6.49	5.84	5.19	4.54	3.89	3.24	2.59	1.95	1.30	0.65	0.00	0.00

35	6.58	6.58	6.58	6.58	6.58	5.92	5.26	4.60	3.95	3.29	2.63	1.97	1.32	0.66	0.00	0.00

36	6.67	6.67	6.67	6.67	6.67	6.00	5.33	4.67	4.00	3.33	2.67	2.00	1.33	0.67	0.00	0.00

37	6.87	6.87	6.87	6.87	6.87	6.18	5.49	4.81	4.12	3.43	2.75	2.06	1.37	0.69	0.00	0.00

38	6.97	6.97	6.97	6.97	6.97	6.27	5.58	4.88	4.18	3.48	2.79	2.09	1.39	0.70	0.00	0.00

39	7.13	7.13	7.13	7.13	7.13	6.41	5.70	4.99	4.28	3.56	2.85	2.14	1.43	0.71	0.00	0.00

40	7.35	7.35	7.35	7.35	7.35	6.62	5.88	5.15	4.41	3.68	2.94	2.21	1.47	0.74	0.00	0.00

41	7.52	7.52	7.52	7.52	7.52	6.77	6.02	5.26	4.51	3.76	3.01	2.26	1.50	0.75	0.00	0.00

42	7.69	7.69	7.69	7.69	7.69	6.92	6.15	5.38	4.61	3.84	3.08	2.31	1.54	0.77	0.00	0.00

43	7.87	7.87	7.87	7.87	7.87	7.08	6.30	5.51	4.72	3.93	3.15	2.36	1.57	0.79	0.00	0.00

44	8.18	8.18	8.18	8.18	8.18	7.37	6.55	5.73	4.91	4.09	3.27	2.46	1.64	0.82	0.00	0.00

45	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00

46	8.59	8.59	8.59	8.59	8.59	7.73	6.87	6.01	5.15	4.29	3.44	2.58	1.72	0.86	0.00	0.00

47	8.72	8.72	8.72	8.72	8.72	7.85	6.98	6.11	5.23	4.36	3.49	2.62	1.74	0.87	0.00	0.00

48	8.97	8.97	8.97	8.97	8.97	8.07	7.18	6.28	5.38	4.49	3.59	2.69	1.79	0.90	0.00	0.00

49	9.10	9.10	9.10	9.10	9.10	8.19	7.28	6.37	5.46	4.55	3.64	2.73	1.82	0.91	0.00	0.00

50	9.33	9.33	9.33	9.33	9.33	8.40	7.46	6.53	5.60	4.67	3.73	2.80	1.87	0.93	0.00	0.00

51	9.56	9.56	9.56	9.56	9.56	8.60	7.64	6.69	5.73	4.78	3.82	2.87	1.91	0.96	0.00	0.00

52	9.77	9.77	9.77	9.77	9.77	8.79	7.82	6.84	5.86	4.89	3.91	2.93	1.95	0.98	0.00	0.00

53	10.03	10.03	10.03	10.03	10.03	9.03	8.02	7.02	6.02	5.01	4.01	3.01	2.01	1.00	0.00	0.00

54	10.33	10.33	10.33	10.33	10.33	9.30	8.27	7.23	6.20	5.17	4.13	3.10	2.07	1.03	0.00	0.00

55	10.63	10.63	10.63	10.63	10.63	9.56	8.50	7.44	6.38	5.31	4.25	3.19	2.13	1.06	0.00	0.00

56	10.84	10.84	10.84	10.84	10.84	9.76	8.67	7.59	6.50	5.42	4.34	3.25	2.17	1.08	0.00	0.00

57	11.21	11.21	11.21	11.21	11.21	10.09	8.97	7.85	6.73	5.61	4.48	3.36	2.24	1.12	0.00	0.00

58	11.45	11.45	11.45	11.45	11.45	10.30	9.16	8.01	6.87	5.72	4.58	3.43	2.29	1.14	0.00	0.00

59	11.83	11.83	11.83	11.83	11.83	10.65	9.46	8.28	7.10	5.91	4.73	3.55	2.37	1.18	0.00	0.00

60	12.19	12.19	12.19	12.19	12.19	10.97	9.75	8.53	7.31	6.09	4.87	3.66	2.44	1.22	0.00	0.00

61	12.47	12.47	12.47	12.47	12.47	11.22	9.98	8.73	7.48	6.24	4.99	3.74	2.49	1.25	0.00	0.00

62	12.74	12.74	12.74	12.74	12.74	11.47	10.19	8.92	7.64	6.37	5.10	3.82	2.55	1.27	0.00	0.00

63	13.08	13.08	13.08	13.08	13.08	11.77	10.46	9.16	7.85	6.54	5.23	3.92	2.62	1.31	0.00	0.00

64	13.39	13.39	13.39	13.39	13.39	12.05	10.71	9.38	8.04	6.70	5.36	4.02	2.68	1.34	0.00	0.00

65	13.78	13.78	13.78	13.78	13.78	12.40	11.02	9.64	8.27	6.89	5.51	4.13	2.76	1.38	0.00	0.00

66	15.29	15.29	15.29	13.76	12.23	10.70	9.17	7.64	6.12	4.59	3.06	2.29	1.53	0.76	0.00	0.00

67	15.98	15.98	15.98	14.38	12.78	11.18	9.59	7.99	6.39	4.79	3.20	2.40	1.60	0.80	0.00	0.00

68	16.61	16.61	16.61	14.95	13.29	11.63	9.97	8.31	6.64	4.98	3.32	2.49	1.66	0.83	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

69	17.33	17.33	17.33	15.59	13.86	12.13	10.40	8.66	6.93	5.20	3.47	2.60	1.73	0.87	0.00	0.00

70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

Home Office	Service Center
3120 139th Ave SE, Suite 300	P. O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

The Statement of Additional Information (“SAI”) dated May 1, 2024 contains additional information about the Policy and the Variable Account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by visiting our website at https://dfinview.com/farmers/tahd/VUL, by writing to the Service Center at the address shown above, or by calling 1-877-376-8008. You may also obtain reports and other information about the Variable Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

EDGAR Contract Identifier: C000027245

Statement of Additional Information for the

Farmers® Variable Universal Life

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

Phone: 1-800-238-9671

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for Farmers® Variable Universal Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2024 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the Portfolios.

The date of this Statement of Additional Information is May 1, 2024.

General Information and History

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Policy. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under the Policy and under other variable life insurance policies Farmers issues. Farmers’ General Account supports the Fixed Account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life, and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers Variable Life Separate Account A

Farmers established the Variable Account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Additional Policy Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached riders and endorsements and any attached application for reinstatement, increase in principal sum, or change in death benefit option. In the absence of fraud, we will consider all statements in the application to be representations and not warranties. No statement shall be used by us to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the terms of the Policy must be in writing and signed by one of our officers. A copy of the change will be attached to the Policy. No agent has the authority to change any terms or conditions of the Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the Insured in the application and in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments or supplements to the application), then we may contest the Policy’s validity or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured’s lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the Insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If, within two years from the issue date, the insured dies by suicide, while sane or insane, we will limit the proceeds to the premiums paid; less any policy loans; less any partial surrender amounts previously paid.

A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the Death Benefit Proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

Misstatement of Age or Sex

If the insured’s age or sex has been misstated, we will adjust the death benefit. The adjusted death benefit will be that which would have been purchased by the most recent monthly deduction based on the correct age or sex.

You may file proof of age or sex at any time. Once the insured’s age or sex is established to our satisfaction we will use this age or sex in any settlement.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the Funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the Funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same Funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

Additional Information

Changing Death Benefit Options

After the first policy year, you may change the death benefit option or the amount of principal sum, subject to the following:

•	You must send us a signed request for a change.

•	We may require evidence of insurability.

•	You may make no more than one change per policy year.

•	The change will take effect on the monthly due date following our approval of the request.

•	We will send you a policy endorsement with the change to attach to your policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	Evidence of insurability is not required.

•	The principal sum will change. The new Option B principal sum will equal the Option A principal sum plus the contract value.

•	The minimum premium will increase.

From Option B (level death benefit) to Option A (variable death benefit)

•	The Insured must provide evidence of insurability satisfactory to us.

•

The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the contract value immediately before the change, but in no case will the new principal sum be less than the minimum principal sum amount shown on the Policy Specifications page. No surrender charge will be imposed solely as a result of this change in principal sum.

•	The minimum premium will decrease as a result of any decrease in the principal sum.

•	After either change, the total surrender charge for the policy will continue to be based on the principal sum at the time of issue on which surrender charges have not already been imposed.

Settlement Privileges

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. The proceeds of the Policy may be paid in one sum. The proceeds may also be paid under any reasonable settlement that may be arranged with our consent. When the proceeds from a death claim are payable as one sum, the beneficiary may select a reasonable settlement. When you select a select a settlement, the beneficiary may not assign or receive payments before they are due unless expressly given this right by you. A payee may name a contingent payee to receive any final amount that would otherwise be paid to the payee’s estate. Any settlement requires the proceeds to be at least $2,500 and any periodic payment to be at least $25. The first installment will be due, or interest will begin on the date of death, maturity, or surrender. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the Beneficiary will no longer have any value in the Subaccounts or the Fixed Account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen.

Under any settlement option, the dollar amount of each payment will depend on three things:

•	the amount of the surrender or Death Benefit Proceeds on the surrender date, maturity date or Insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

Option 1 – Interest Accumulation:

•  Proceeds will earn interest at the rate of 2.5 percent per year compounded annually.

•  We may retain these funds under this option for not longer than five years. If the beneficiary is a minor we may retain these funds until the beneficiary attains the age of majority.

Option 2 – Interest Income:

•  Each $1,000 of proceeds will yield an income of not less than $25.00 annually, $12.42 semi- annually, $6.19 quarterly, or $2.05 monthly.

•  Unless you direct otherwise, the payee may withdraw the proceeds at any time. After the first year, we may defer such withdrawal for up to six months.

Option 3 – Income—Period Certain:

•  We will pay installments for a specified period. The amount of each installment will not be less than those shown in the table below.

•  If the payee dies prior to the end of the specified period, the installments remaining to the end of the period will be paid to the contingent payee.

Option 4 – Income—Amount Certain:	• We will pay installments of a specified amount until the proceeds, together with 2.5 percent interest compounded annually, are paid in full.

Option 5 – Income—Life:

•  We will pay installments for the lifetime of the payee but for not less than a guaranteed period. If the payee dies prior to the end of the guaranteed period, the installments remaining will be paid to the contingent payee.

•  The amount of each installment will depend upon the adjusted age and sex of the payee at the time the first payment is due.

•  The adjusted age is determined by calculating the age at the nearest birthday of the payee on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
2001 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Tax Consequences. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed below.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The AAR may not be used to transfer amounts into and out of the Fixed Account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your Initial Premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

We may suspend or modify AAR at any time. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed above.

Accumulation Unit Value

The value of an Accumulation Unit for each of the Subaccounts was arbitrarily set at an initial value. The value at the end of any later Valuation Day is equal to:

A × B

“A” is equal to the Subaccount’s Accumulation Unit Value for the end of the immediately preceding Valuation Day.

“B” is equal to the Net Investment Factor at the end of the current Valuation Day. This Net Investment Factor equals:

(X / Y) – Z

“X” equals:

1.	the net asset value per fund portfolio share held in the Subaccount at the end of the current Valuation Day; plus

2.	the per share amount of any dividend or capital gain distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

3.	the per share amount of any capital loss distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

4.	the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes due to the investment results of the Subaccount;

“Y” equals the net asset value per fund portfolio share held in the Subaccount as of the end of the preceding Valuation Day.

“Z” equals the Mortality and Expense Risk Charge factor. The mortality and expense risk charges are deducted from each of the Subaccounts on each valuation day. This charge is shown on the Policy Specifications page.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the value of the Subaccount may increase, decrease or remain the same.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Blvd SE, Suite 201, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the Variable Account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Distribution of the Policies

We discontinued offering new Policies in 2008. We will continue to accept premium and to process transactions for existing Policies.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road Westlake Village, California 91361. FFS is registered as a broker- dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation. The Policies were sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for previous sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. FFS received sales commissions with respect to variable life insurance policies supported by the variable account, including the other policies, in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2016	$11,663,995	0
2017	$12,255,080	0
2018	$11,992,038	0
2019	$11,899,228	0
2020	$10,050,490	0
2021	$12,135,437	0
2022	$9,723,937	0
2023	$7,746,303	0

*	Includes sales commissions paid to FFS for all variable life insurance policies issued by Farmers, including the other policies.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $2,602,593.29 in commissions for all variable life insurance policies supported by the variable account in 2023.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2022, we paid FFS sales representatives and district managers $0.00 in bonus compensation for their sales of all of our variable life insurance policies supported by the variable account.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (3) other sales expenses incurred by them. We may under certain circumstances provide cash benefits to FFS based on aggregate sales or persistency standards.

Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current principal sum	• premiums paid, monthly deductions and loans since the last report

• the amount of death benefit	• notifications required under the provisions of the policy

• the Contract Value	• the amount of any policy loan outstanding

• the Surrender Value

• Any other information required by the state where the policy was delivered.

Upon request, we will send a report at other than the regularly scheduled interval. We will charge a fee for this requested report. The fee is shown on the Policy Specifications page.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the Fixed Account.

Legal Matters

All matters of state and federal law pertaining to the Policy have been passed upon by Corporate Counsel.

Experts

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2023 and 2022 and the related statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2023 and 2022 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Variable Life Separate Account A as of December 31, 2023 and 2022 and for the period ended December 31, 2023 and 2022 included in this SAI have been so included in reliance on the reports of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 55 Ivan Allen Jr. Blvd, Suite 100, Atlanta, GA 30308.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2023and 2022, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2023, 2022, and 2021, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2023 and for the period ending December 31, 2023, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

Reinsurance

Strategic partnership for Reinsurance and Administration. We have entered into a strategic partnership with Resolution Life US for the reinsurance and administrative oversight of certain in-force FNWL variable universal life insurance policies and variable annuity contracts effective August 1, 2023. Security Life of Denver Insurance Company (“SLD”), a wholly owned subsidiary of Resolution Life US, will provide servicing and administrative oversight in concert with third party administrator, Infosys McCamish, of certain in-force FNWL variable universal life insurance policies and variable annuities. There are no changes to the provisions of your in-force variable universal life insurance policy.

Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2023 and 2022 and

For the Years Ended December 31, 2023, 2022

and 2021

And Supplemental Schedules

As of and for the Year Ended December 31, 2023

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2023, 2022 and 2021

Ernst & Young LLP 55 Ivan Allen Jr. Blvd. Suite 1000 Atlanta, GA 30308	Tel: +1 404 874 8300 Fax: +1 404 814 4301 ey.com

Report of Independent Auditors

The Board of Directors

Farmers New World Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Farmers New World Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and December 31, 2022, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and December 31, 2022, and the results of its operations and its cash flows for each of the three years ended December 31, 2023, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and December 31, 2022, or the results of its operations or its cash flows for each of the three years ended December 31, 2023.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance

A member firm of Ernst & Young Global Limited

Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 26, 2024

A member firm of Ernst & Young Global Limited

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2023 and 2022

(in thousands of dollars)	2023	2022
Admitted Assets
Bonds, at amortized cost	$270,492	$3,037,103
Mortgage loans on real estate	—	517,589
Investment real estate:
Properties held for the production of income, net	88,948	141,341
Properties held for sale, net	23,852	—
Contract loans	—	270,826
Receivables for securities	—	1,327
Cash, cash equivalents and short-term investments	258,306	226,009

Total cash and invested assets	641,598	4,194,195
Accrued investment income	6,331	30,574
Deferred and uncollected premiums	—	81,591
Other assets	389,855	64,372
Current federal income tax recoverable and interest thereon	8,804	—
Net deferred tax asset	7,797	41,668
Separate accounts	1,244,925	1,035,225

Total admitted assets	$2,299,310	$5,447,625

Liabilities
Aggregate reserves for life and annuity policies	$138,850	$3,530,140
Aggregate reserves for accident and health policies	—	7,079
Contract claims	—	47,545
Liability for deposit-type contracts	—	323,142
Premiums and annuity considerations received in advance	—	983
General expenses due and accrued	15,019	22,065
Taxes, licenses, and fees due and accrued	6,272	4,370
Current federal income taxes payable	—	600
Unearned investment income	—	168
Amounts withheld or retained by company as agent or trustee	389	120
Amounts held for agents’ account	5,172	5,091
Remittances and items not allocated	13,477	12,891
Interest maintenance reserve	—	10,426
Asset valuation reserve	11,089	36,376
Other liabilities	336,759	91,968
Separate accounts	1,244,925	1,035,225

Total liabilities	$1,771,952	$5,128,189

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2023 and 2022)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregrate write-ins for special surplus	—	15,240
Unassigned and special surplus	517,559	294,397

Total capital and surplus	527,358	319,436

Total liabilities and capital and surplus	$2,299,310	$5,447,625

The accompanying notes are an integral part of these statutory financial statements.

3

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)	2023	2022	2021
Revenues
Premiums and annuity considerations	$(4,290,661)	$535,881	$542,110
Net investment income	120,465	167,978	148,255
Amortization of interest maintenance reserve	(5,007)	1,981	2,738
Commissions and expense allowances on reinsurance ceded	2,701,351	226,752	225,220
Reserve adjustments on reinsurance ceded	4,736,464	—	—
Other	90,116	9,848	12,939

Total revenues	$3,352,728	$942,440	$931,262

Benefits and expenses
Death and other benefits	113,761	266,397	314,059
Surrender benefits and other fund withdrawals	109,128	153,954	153,082
Interest on policy or contract funds	6,673	10,385	9,929
Increase in aggregate reserves	2,741	21,788	51,739
Commissions	79,776	77,890	81,859
General insurance expenses	195,263	187,561	174,058
Taxes, licenses and fees	34,095	28,972	27,681
Increase / (decrease) in loading on deferred and uncollected premiums	(65,919)	(427)	(264)
Transfers (from) / to separate accounts	(11,190)	16,798	8,616
Aggregate write-ins for deductions	1,097,940	2,431	2,834

Total benefits and expenses	$1,562,268	$765,749	$823,593

Net gain from operations before federal income taxes and realized capital gains	1,790,460	176,691	107,669
Federal income taxes (recoverable)	364,454	37,414	28,958

Net gain from operations before realized capital gains	1,426,006	139,277	78,711

Net realized capital gains (losses) net of taxes of $78,104, ($7,968) and ($1,613) and transfers to (from) interest maintenance reserve of $307,280, ($8,506) and ($278) at December 31, 2023, 2022 and 2021, respectively.

Refer to note 3 for further breakout.	3,688	(5,029)	470

Net income	$1,429,694	$134,248	$79,181

The accompanying notes are an integral part of these statutory financial statements.

4

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

December 31, 2023, 2022 and 2021

		Gross		Total
	Common	Paid-In and	Unassigned	Capital
	Capital	Contributed	and Special	and
(in thousands of dollars)	Stock	Surplus	Surplus	Surplus
Balances at December 31, 2020	$6,600	$3,199	$369,743	$379,542
Net Income	—	—	79,181	79,181
Change in net deferred taxes	—	—	8,278	8,278
Change in nonadmitted assets	—	—	(12,661)	(12,661)
Change in liability for reinsurance in unauthorized and certified companies	—	—	3,140	3,140
Change in asset valuation reserve	—	—	(289)	(289)
Extraordinary dividends to stockholder	—	—	(115,000)	(115,000)
SSAP No. 3 for ceded fund value in excess of reserve	—	—	189	189
SSAP No. 3 for change in premium valuation	—	—	(294)	(294)
SSAP No. 3 for additional reinsured policies	—	—	(81)	(81)

Balances at December 31, 2021	6,600	3,199	332,206	342,005
Net Income	—	—	134,248	134,248
Change in net deferred taxes	—	—	7,067	7,067
Change in nonadmitted assets	—	—	(10,002)	(10,002)
Change in asset valuation reserve	—	—	(1,882)	(1,882)
Extraordinary dividends to stockholder	—	—	(152,000)	(152,000)

Balances at December 31, 2022	6,600	3,199	309,637	319,436
Net Income	—	—	1,429,694	1,429,694
Change in net deferred taxes	—	—	(59,774)	(59,774)
Change in nonadmitted assets	—	—	28,618	28,618
Change in liability for reinsurance in unauthorized and certified companies	—	—	(663)	(663)
Change in asset valuation reserve	—	—	25,287	25,287
Change in surplus as a result of reinsurance	—	—	(15,240)	(15,240)
Extraordinary dividends to stockholder	—	—	(1,200,000)	(1,200,000)

Balances at December 31, 2023	$6,600	$3,199	$517,559	$527,358

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

For The Years Ended December 31, 2023, 2020 and 2021

(in thousands of dollars)	2023	2022	2021
Cash from operations
Premiums collected net of reinsurance	$(4,144,126)	$538,166	$544,629
Net investment income	148,397	175,578	159,248
Miscellaneous income	2,791,467	236,600	238,159

Cash provided by operating activities	(1,204,262)	950,344	942,036

Benefits and loss related payments	(1,151,622)	412,846	480,840
Net transfers (from) / to separate accounts	(21,996)	11,693	5,324
Commissions, expenses paid and write-ins	1,173,612	284,647	291,408
Federal and foreign income taxes paid	295,755	43,583	27,004

Cash used in operating activities	295,749	752,769	804,576

Net cash from operations	(1,500,011)	197,575	137,460

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	3,365,707	746,850	705,371
Mortgage loans	424,442	48,141	95,003
Real estate	34,062	—	27,570
Other invested assets	—	100,000	—
Miscellaneous proceeds	1,327	2,215	7,246

Cash provided by investing activities	3,825,538	897,206	835,190

Cost of investments acquired (long-term only):
Bonds	896,387	729,228	786,576
Mortgage loans	—	32,250	94,244
Real estate	997	26,172	14,384
Miscellaneous applications	—	3,046	2,924

Cash paid for investing activities	897,384	790,696	898,128
Net (decrease) / increase in contract loans and premium notes	(272,112)	(1,316)	(6,234)

Net cash provided by / (used in) investments	3,200,266	107,826	(56,704)

Cash from financing and miscellaneous sources
Net (withdrawals) / deposits on deposit-type contracts and other insurance liabilities	(323,142)	20,978	21,622
Dividends to stockholder	(1,200,000)	(152,000)	(115,000)
Other cash (applied) / provided	(144,816)	6,447	(5,179)

Net cash used by financing and miscellaneous sources	(1,667,958)	(124,575)	(98,557)

Net change in cash, cash equivalents and short-term investments	32,297	180,826	(17,801)
Cash, cash equivalents and short-term investments
Beginning of year	226,009	45,183	62,984

End of year	$258,306	$226,009	$45,183

The accompanying notes are an integral part of these statutory financial statements.

6

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of the Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance markets. Principal lines of business include traditional term and whole life products as well as universal life and variable universal life products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“AIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices. The Company did not use any permitted practices that differed from NAIC statutory accounting practices (SAP) as of December 31, 2022.

7

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

For the December 31, 2023 reporting period, The Company received approval for a permitted practice from the OIC to fully amortize the reinsurance gains the Company was holding in special surplus. As illustrated in Appendix 791 on life and health reinsurance agreements, the after-tax gains from a reinsurance transaction are to be amortized over the profits that emerge on the reinsured block of business with a corresponding decrease in special surplus. This permitted practice differs from this accounting practice by allowing the Company to fully recognize the $1.6B of special surplus immediately through line 6 of page 4 with a zero net impact on overall surplus as noted in the table below. The Company’s risk-based capital would not have triggered any regulatory event in the absence of this permitted practice and this permitted practice is only allowed for the year-end 2023 reporting period.

		SSAP#	F/S Page	F/S Line#	2023	2022
(1)	Net Income, state basis (page 4, Line 35, Columns 1 & 2)				$1,429,693,992	$134,248,381

(2)	State Prescribed Practices that increase/(decrease) NAIC SAP				—	—

(3)	State Permitted Practices that increase/(decrease) NAIC SAP	61R	Pg 4 Summary of Operations	6-Commissions and expense allowances on reinsurance ceded	$1,570,179,316	—

(4)	Net Income, NAIC SAP (1-2=3)				($140,485,324)	$134,248,381

(5)	Statutory surplus, state basis (Page 3, Line 38, Columns 1 & 2)				$527,358,275	$319,436,537

(6)	State Prescribed Practices that increase/(decrease) NAIC SAP				—	—

(7)	State Permitted Practices that increase/(decrease) NAIC SAP	61R	Pg 3 Liabilities, Surplus & Other funds	34 - Aggregate write-ins for special surplus funds	($1,570,179,316)	—
		61R	Pg 3 Liabilities, Surplus & Other funds	35 - Unassigned Funds(surplus)	$1,570,179,316	—

(8)	Statutory Surplus, NAIC SAP (5-6-7=8)				$527,358,275	$319,436,537

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from Generally Accepted Accounting Principles (“GAAP”) in the following respects (italicized items):

8

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale, will be held until maturity or are available for trading.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are non-admitted and charged directly to unassigned surplus. Reporting entities are permitted to admit its negative IMR up to 10% of the Company’s adjusted capital and surplus. As of December 31, 2023, the Company elected to fully admit its negative IMR balance of $35,700,000. Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies. Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures. The admitted negative IMR is reported in other assets section of the Statement of Admitted Assets. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual asset adequacy analysis reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000, while another relates to Principles-Based Valuation for Life Products as required under VM-20 for plans issued on or after January 1, 2017 and for Variable Annuity products as required under VM-21. A third exception is the reserve held in accordance with SSAP A-791 Paragraph 2 due to reinsurance expense allowances not being sufficient to cover anticipated allocable direct renewal expenses. All three exceptions are mentioned in the Aggregate Reserves for Life and Annuity Policies section below.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, costs related to the successful acquisition of new business are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

9

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, ceded reserves are netted with direct reserves within the aggregate reserve lines of the liabilities page. Reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate with the liability for contract claims line. Under GAAP, these reinsurance amounts are reflected as assets.

Under statutory accounting practices, reinsured commissions are reported with expense allowance within the revenue section of the summary of operations. Under GAAP, reinsured commissions are netted against direct commissions within expenses.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, assets are reported at admitted assets values and nonadmitted assets are excluded through a charge against surplus, because there are no nonadmitted assets for GAAP purposes, the nonadmitted balances of these assets are included in the balance sheet. Nonadmitted assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. As of December 31, 2023 and 2022 the total nonadmitted assets are $69,345,000 and $97,963,000, respectively.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the

10

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown net of applicable fees. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of “new” variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Please see Note 13 for additional information on separate accounts.

Statements of Cash Flows

The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980, 2001, or 2017 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 0.00% to 5.50%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC. For term life insurance policies issued on or after January 1, 2017 and all other life insurance policies issued after January 1, 2020, the Company calculates Principles-Based Reserves using Company experience, as required in VM-20. There is an exception for some plans that pass the exclusion tests as defined in VM-20. Additionally, a reserve is held per SSAP A-791 Paragraph 2 due to reinsurance expense allowances not being sufficient to cover anticipated allocable direct renewal expenses; this calculation uses Company experience.

•	Reserves for fixed deferred annuities are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.50% to 6.00%.

•	For variable deferred annuities, the Company calculates Principles-Based Reserves using Company experience, as required in VM-21.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.50%.

11

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 1.75% to 5.00%. For immediate annuities issued on or after January 1, 2018, the Company uses valuation interest rates as prescribed in VM-22.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group, the Farmers Value Term group, and Farmers Term Life, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2023, and 2022, the Company had approximately $2,510,460,000 and $2,730,910,000 respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

As of December 31, 2023, and 2022, the total in force for which VM-20 deterministic/stochastic reserves are calculated are $97,338,114,000 and $86,957,389,000 respectively. The excess VM- 20 deterministic/stochastic reserve over NPR after reinsurance are $117,026,000 for 2023 and $8,147,000 for 2022.

As of December 31, 2023, and 2022, the reserves required by SSAP A-791 Paragraph 2 due to insufficient reinsurance expense allowances are $20,229,000 and $0 respectively.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Excess of Minimum Reserves

As of December 31, 2023, the only life insurance plan written after January 1, 2001 for which the statutory reserve basis is specifically selected to be more conservative than specified in Appendix A-820 is the Farmers Graded Death Benefit Whole Life product (FGDBWL). The mortality assumption used in the statutory reserve calculation is the 1980 CSO ALB Ultimate mortality, rather than the 2001 CSO ALB Select & Ultimate mortality; and the 2017 GI ALB Ultimate mortality, rather than the 2017 CSO ALB Select & Ultimate mortality.

12

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

As of December 31, 2023, the FGDBWL statutory reserves net of deferred and uncollected premiums is $27,691,000. If they had instead been calculated using 2001 CSO ALB Select & Ultimate mortality and 2017 CSO ALB Select & Ultimate mortality, the amount would be $24,749,000 or $2,942,000 lower.

To comply with VM-20 Section 3.C.1.g, scalars are applied to the valuation mortality for standard non-smoker classes of the following plans: Farmers Term Life – 135% for Male, 120% for Female; Farmers Value Term – 120% for Male, 110% for Female; Farmers EssentialLife Universal Life and Farmers Index Universal Life – 140% for Male and Female. A 115% scalar is applied to the select non-smoker class for FESWL. An additional 125% scalar is applied to the valuation mortality for all FVT policies that used accelerated underwriting. Scaled mortality rates are capped at 1,000 per unit. All classes of Simple Term have a scalar of 200% applied to valuation mortality for Male and Female, capped at the 2017 CSO GI (Loaded) Ultimate rates.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2023 and 2022 was approximately $298,000 and $611,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Commissions ceded to other companies have been reported as income with the expense allowance in the revenue section of the summary of operation. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•

Bonds–at amortized cost. Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.

•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.

13

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

•

Mortgage loans– at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or estimated, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. Interest income on impaired loans would be recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•

Real estate, including related improvements–at the depreciated historical cost or market if impaired. This invested asset is comprised of the following classifications: held for production of income, held for own use, and held for sale. Depreciation is computed on a straight-line basis over the estimated useful life of the acquired assets. Independent appraisals are obtained at least every three years on investment held for production of income and held for sale; if fair value is less than book value and the amount is deemed non-recoverable, an impairment loss is recognized. These properties are accounted for under NAIC Statement of Statutory Accounting Principles (“SSAP”) 40R.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets, Surplus Notes – at amortized cost. This is in accordance with SSAP 41R, Surplus Notes.

•	Securities lending reinvested collateral assets-at amortized cost. In 2021, FNWL terminated its the securities lending program with State Street.

•	Short-term investments – at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price, and carrying value of the specific security.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Accrued Investment Income

Investment income due and accrued with amounts over 90 days past due are nonadmitted.

Federal Income Taxes

The Company has applied the SSAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and

14

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

Leases

The Company has long-term lease commitments with options to renew at the end of the lease periods. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 12 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, a non-admitted asset, is calculated using the straight-line basis over 3 years. Gross electronic data processing equipment, accumulated depreciation and net admitted assets of EDP for December 31, 2023 and 2022 are as follows:

(in thousands of dollars)	2023	2022
Gross EDP Equipment	$1,253	$1,253
Accumulated Depreciation	(1,253)	(1,002)

Net EDP	—	251
Non-Admitted EDP	—	(251)

Net Admitted EDP	$—	$—

Depreciation expense on electronic data processing equipment assets was $251,000, $251,000 and $254,000 for the year ended December 31, 2023, 2022 and 2021, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies that have low default risk based on different rating agencies risk assessments. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

The Company invests in high quality securities with no significant concentration of risk.

15

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Accounting Changes and Corrections of Errors

At December 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5302 Column 1 in the amount of ($294,000) net of tax to correct a prior year error in the calculation of Net Due Premiums.

At December 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5303 Column 1 in the amount of ($81,000) net of tax to correct a prior year error of missing accrual for the exception reinsurance policies.

At March 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5301 Column 1 in the amount of $189,000 net of tax to correct a prior year error in the calculation of Variable Annuity reserves.

Change in Valuation Basis

There were no changes in reserve valuation basis for 2023.

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2023, 2022 and 2021 are as follows:

(in thousands of dollars)	2023	2022	2021
Bonds	$63,318	$130,292	$109,789
Mortgage loans	15,433	19,078	21,902
Investment real estate	11,297	11,348	11,209
Contract loans	9,915	17,010	17,669
Short-term investments	40,351	2,394	11
Other	1,033	3,880	3,814

Gross investment income	141,347	184,002	164,394
Less: Investment expenses	(20,882)	(16,024)	(16,139)

Net investment income	$120,465	$167,978	$148,255

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2023, 2022 and 2021, the Company’s investment expense included fees of approximately $353,000, $344,000 and $326,000, respectively, to its Parent Company, FGI.

In 2023, 2022 and 2021, the Company’s investment expenses included fees of approximately $331,000, $360,000 and $346,000, respectively, to Zurich Investment Services.

16

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

In 2023, 2022 and 2021, the Company’s investment expenses included fees of approximately $2,315,000, $2,429,000, $1,957,000, respectively, to Zurich Global Investment Management.

In 2023, 2022 and 2021, the Company’s investment expenses included fees of approximately $713,000, $505,000 and $568,000, respectively, to Zurich Alternative Asset Management.

Interest Income Due and Accrued

The gross, non-admitted and admitted amounts for interest income due and accrued as of December 31, 2023, 2022 and 2021 are as follows:

(in thousands of dollars)	2023	2022	2021
Gross	$6,362	$30,613	$30,781
Nonadmitted	(31)	(39)	(32)

Admitted	$6,331	$30,574	$30,749

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2023, 2022 and 2021 are as follows:

(in thousands of dollars)	2023	2022	2021
Bonds	$(296,820)	$11,445	$414
Investment real estate	8,271	—	1,947
Mortgage Loans	(93,147)	—	—

	(381,696)	11,445	2,361
Transfer to(from) interest maintenance reserve	307,280	(8,506)	(278)
Add: Tax expense on net realized gains	78,104	(7,968)	(1,613)

Net realized gains	$3,688	$(5,029)	$470

Impairment losses included in realized gains and losses above were $3,445,000, $4,000 and $0 for the years ended December 31, 2023, 2022 and 2021, respectively.

17

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, fair value of fixed maturities and equity securities as of December 31, 2023 and 2022 are as follows:

	2023
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value
Fixed Maturities
U.S. governments	$41,980	$120	$(2,761)	$39,339
Political subdivisions	500	—	(91)	409
Special revenues	1,085	—	(95)	990
Industrial and miscellaneous	78,900	491	(1,876)	77,515

Total bonds	122,465	611	(4,823)	118,253
Loan-backed securities	148,027	435	(4,633)	143,829
Short-term fixed income securities	249,134	42	—	249,176

Total fixed maturities	$519,626	$1,088	$(9,456)	$511,258

	2022
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value
Fixed Maturities
U.S. governments	$343,104	$153	$(62,942)	$280,315
Non-U.S. governments	217	—	(2)	215
States, territories and possessions	5,704	—	(596)	5,108
Political subdivisions	9,675	—	(435)	9,240
Special revenues	94,807	10	(10,418)	84,399
Industrial and miscellaneous	1,595,248	3,119	(144,726)	1,453,641

Total bonds	2,048,755	3,282	(219,119)	1,832,918
Loan-backed securities	988,348	611	(103,845)	885,114

Total fixed maturities	$3,037,103	$3,893	$(322,964)	$2,718,032

Unrealized Losses on Fixed Maturities and Equity Securities

Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2023 and 2022 were as follows:

	2023
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. governments	$—	$—	$36,251	$(2,761)
U.S. Political Subdivisions Bonds	—	—	409	(91)
Special revenues	—	—	990	(95)
Industrial and miscellaneous	11,375	(79)	48,000	(1,797)

Total bonds	11,375	(79)	85,650	(4,744)
Loan-backed securities	4,981	(18)	122,422	(4,615)

Total fixed maturities	$16,356	$(97)	$208,072	$(9,359)

18

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

	2022
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. governments	$141,460	$(21,164)	$130,112	$(41,778)
Non-U.S. governments	215	(2)	—	—
States, territories and possessions	4,089	(114)	1,018	(482)
U.S. Political Subdivisions Bonds	8,257	(166)	982	(269)
Special revenues	67,978	(5,036)	13,371	(5,382)
Industrial and miscellaneous	1,116,874	(81,889)	232,342	(62,837)

Total bonds	1,338,873	(108,371)	377,825	(110,748)
Loan-backed securities	514,943	(53,389)	342,644	(50,456)

Total fixed maturities	$1,853,816	$(161,760)	$720,469	$(161,204)

As of December 31, 2023, fixed maturities represented 100% of the Company’s total unrealized loss amount, which was comprised of 140 securities. The Company held 1 security that was in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 9 securities, of which 95.9%, or $15,684,000 were comprised of securities with fair value to amortized cost ratios at or greater than 95%. Most of these securities are investment grade fixed maturities that have decreased in fair values due to changes in interest rates since the date of purchase.

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2023 were comprised of 131 securities, with a total fair value of approximately $208,072,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold the fixed income investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2023.
Loan-Backed Securities

There were no loan-backed securities impaired during 2023 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

19

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Loan-backed securities impaired to the present value of their projected cash flows that were held as of December 31, 2023 and 2022 were as follows:

(in thousands)	December 31, 2023
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortzied cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
		$—	$—	$—	$—	$—

(in thousands)	December 31, 2022
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortzied cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
22540VG71	CSFB 2002-9 1A	$129	$125	$(4)	$125	$132	6/30/2022

Prepayment Penalty and Acceleration Fees

For securities sold, redeemed or otherwise disposed as a result of a callable feature, the following table discloses the number of CUSIPs sold, redeemed or otherwise disposed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee for the years ended December 31, 2023 and 2022 are as follows:

(in thousands of dollars)	2023	2022
Number of CUSIPs	1	4
Aggregate Amount of Investment Income	$245	$27,055

Subprime Mortgage Related Risk Exposure

The Company has no direct exposure through investments in subprime mortgage loans.

5GI Securities

The Company does not have any 5GI securities as of December 31, 2023 and 2022.

20

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Maturities of Bonds

The amortized cost and fair value of bonds and short-term investments, by contractual maturity, at

December 31, 2023 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

	Amortized	Fair
(in thousands of dollars)	Cost	Value
Due to 1 year or less	$248,170	$248,208
Due after 1 year through 5 years	84,529	82,738
Due after 5 years through 10 years	29,387	28,546
Due after 10 years	9,513	7,937

	371,599	367,429
Loan-backed securities	148,027	143,829

Total bonds	$519,626	$511,258

Sales of Bonds and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2023, 2022 and 2021 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2023
Bonds	$3,820	$(300,641)	$3,215,347

	$3,820	$(300,641)	$3,215,347

2022
Bonds	$20,378	$(3,318)	$415,860

	$20,378	$(3,318)	$415,860

2021
Bonds	$4,161	$(3,759)	$307,385

	$4,161	$(3,759)	$307,385

Bonds with an amortized cost of approximately $5,208,000 and $3,918,000 were on deposit with regulatory authorities at December 31, 2023 and 2022, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $3,926,000 and $3,938,000 as of December 31, 2023 and 2022, respectively.

On January 18, 2022, Mount Rosa/Mount Evans bonds were called and the Company received total proceeds of $104,303,000. The Company recorded for a prepayment penalty income of $26,155,000 and realized loss of $6,241,000 in accordance with SSAP No. 26R.

Commercial Mortgage Loans

As of December 31, 2023, the Company has no investment in mortgage loans. During 2023 and 2022, the Company did not have any impaired loans, delinquent loan payments, or any interest rate reductions. There were no new loans acquired in 2023, and the maximum and minimum lending rates for loans acquired in 2022 were 3.41% and 3.12%, respectively. The maximum allowed percentage of any one loan to value (“LTV”) of a security at the origination date of the loan was 75%. There were no taxes,

21

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

assessments or amounts advanced included in the mortgage loan investment in both 2023 and 2022. A quality rating analysis using the Prudential PGIM rating system was performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned was used for the balance of the fiscal year, unless a major change occurs with the property, or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type for the years ended December 31, 2023, and 2022 was as follows:

Loan Quality Rating (in thousands of dollars)	2022
	#	Principal	%
“A+”	47	$177,435	34.3%
“A”	9	30,260	5.8%
“A-”	20	96,614	18.7%
“B+”	13	109,190	21.1%
“B”	1	10,000	1.9%
“B-”	10	94,090	18.2%

TOTAL	100	$517,589	100.0%

Weighted Average Quality Rating is B+ Property Type (in thousands of dollars)	2022
	#	Principal	%
Office	20	$165,470	32.0%
Multifamily	18	100,252	19.4%
Industrial	40	128,827	24.9%
Retail	15	90,660	17.5%
Hospitality	2	8,813	1.7%
Self Storage	2	17,478	3.4%
Other	3	6,089	1.2%

Totals	100	$517,589	100.0%

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group during 2023 and 2022. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2023, and 2022 was as follows:

22

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

(in thousands)	December 31, 2022
State	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
AZ	$—	$—	$3,394	$—	$—	$—	$—	$3,394
CA	40,088	67,987	31,761	—	—	20,008	7,478	167,322
CO	844	3,525	—	—	—	—	1,261	5,630
CT	—	—	—	—	—	8,260	—	8,260
DC	—	—	—	—	—	39,900	—	39,900
FL	2,225	3,730	4,613	—	—	—	—	10,568
GA	—	—	252	—	—	—	—	252
IL	—	—	17,473	—	—	—	—	17,473
IN	—	—	48	—	—	—	3,365	3,413
KY	—	—	283	—	—	—	—	283
MA	—	—	—	—	—	14,103	—	14,103
MD	—	—	7,798	—	—	—	—	7,798
MI	—	—	—	6,089	—	—	—	6,089
NJ	14,328	—	20,144	—	—	—	—	34,472
NV	—	—	8,706	—	—	—	—	8,706
NY	9,008	1,984	—	—	—	42,818	—	53,810
OH	—	—	8,729	—	—	—	—	8,729
OR	2,425	—	—	—	—	15,000	—	17,425
PA	4,055	8,543	457	—	—	—	—	13,055
SC	—	—	1,683	—	—	—	—	1,683
TN	—	—	361	—	1,728	—	—	2,089
TX	12,210	—	22,097	—	7,085	25,381	695	67,468
VA	—	4,891	929	—	—	—	—	5,820
WA	15,070	—	—	—	—	—	4,679	19,749
WI	—	—	98	—	—	—	—	98

Totals	$100,252	$90,660	$128,827	$6,089	$8,813	$165,470	$17,478	$517,589

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2023, and 2022 was as follows:

(in thousands)	December 31, 2022
	<51%	51%-70%	71%-90%	90%<	Totals
Hospitality	$1,728	$—	$7,085.00	$—	$8,813
Multifamily	35,504	64,748	—	—	100,252
Office	40,340	101,870	23,260	—	165,470
Retail	10,399	34,372	27,067	18,822	90,660
Self-Storage	7,478	10,000	—	—	17,478
Industrial	57,190	71,637	—	—	128,827
Other	6,089	—	—	—	6,089

Totals	158,728	282,627	57,412	18,822	517,589

See Note 2 for additional information on accounting policy related to mortgage loans.

23

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Real Estate

Real estate investments at December 31, 2023 and 2022 were as follows:

(in thousands of dollars)
	2023	2022
Actual Costs:
Property held for the production of income	$105,751	$159,121
Property held for sale	28,803	—
Accumulated depreciation	(18,309)	(17,780)
Other than temporary impairment	(3,445)	—

Total real estate carrying value	$112,800	$141,341

The Company establishes wholly owned subsidiary single member LLC legal entities to invest in direct real estate properties held for the production of income. As of December 31, 2023, the Company owned the following legal entities: BOS Office 3, LLC, CHI Ind 1, LLC, DC Retail 1, LLC, Charlotte Industrial 2, LLC, LA Industrial 2, LLC, CHI Ind 6, LLC, Raleigh Office 2, LLC, and Charlotte Industrial 3, LLC. There are impairments recognized in 2023. At December 31, 2023, properties owned by DC Retail 1, LLC and LA Industrial 2, LLC were classified as held for sale due to management’s intent to dispose them. This reclassification has also led to recognition of a total impairment of $3,445,000 to carry them at the lower depreciated cost and fair value less estimated selling costs. During 2023, The Company sold two real estate properties, DEN Industrial, LLC and Miami Industrial 2, LLC and recognized a total capital gain of $11,716,000. Both the impairment loss and the net capital gain on disposal are reported in the Statement of Operations under Net Realized Capital Gains/Losses Net of Taxes.

Other Invested Assets

On December 20, 2017, the Company purchased a surplus debenture of $100,000,000 issued by Farmers Insurance Exchange and the asset has been carried at cost. The Insurance Commissioner of the State of California authorized the purchase with a maturity date of December 20, 2027. The note has an annual interest rate of 3.758% due semi-annually on June 20 and December 20. On December 20, 2022, the surplus note was paid off in full by Farmers Insurance Exchange for $100,000,000.

24

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Restricted Assets

As of December 31, 2023, and 2022, total restricted assets amounted to $5,209,000 and $3,918,000 respectively. Of these assets, bonds and short-term investments on deposit were for state insurance departments to satisfy regulatory requirements.

(in thousands)	December 31, 2023
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	5,209	5,209	3,918	1,290	5,209	0.220%	0.226%

Total restricted assets	$5,209	$5,209	$3,918	$1,290	$5,209	0.220%	0.226%

(in thousands)	December 31, 2022
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	3,918	3,918	3,975	(57)	3,918	0.071%	0.072%

Total restricted assets	$3,918	$3,918	$3,975	$(57)	$3,918	0.071%	0.072%

4.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

25

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market funds.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

	a.	Quoted prices for similar assets or liabilities in active markets.

	b.	Quoted prices for identical or similar assets or liabilities in non-active markets.

	c.	Inputs other than quoted market prices that are observable.

	d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company’s fair value level classifications policy for 2023 or 2022.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2023 and 2022 about the Company’s financial assets measured at fair value:

	2023
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Separate account assets	$1,244,925	$—	$—	$1,244,925

Total assets at fair value	$1,244,925	$—	$—	$1,244,925

	2022
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Separate account assets	$1,035,225	$—	$—	$1,035,225

Total assets at fair value	$1,035,225	$—	$—	$1,035,225

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

26

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

There were no changes in assets classified as Level 3 for the years ended December 31, 2023 and 2022.

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred, or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2023 and 2022.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2023 and 2022 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

(in thousands of dollars)	December 31, 2023
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets at Fair Value
Bonds	$262,082	$270,492	$—	$259,492	$2,590	$—
Cash, cash equivalents and short-term investments	258,348	258,306	9,172	249,176	—	—
Accrued investment income	6,331	6,331	6,331	—	—	—
Separate accounts	1,244,925	1,244,925	1,244,925	—	—	—

Total assets at fair value	$1,771,686	$1,780,054	$1,260,428	$508,668	$2,590	$—

Liabilities at Fair Value
Separate accounts	1,244,925	1,244,925	—	1,244,925	—	—

Total liabilities at fair value	$1,244,925	$1,244,925	$—	$1,244,925	$—	$—

27

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)	December 31, 2022
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets at Fair Value
Bonds	$2,718,032	$3,037,103	$—	$2,683,234	$34,798	$—
Mortgage loans on real estate	471,491	517,589	—	—	471,491	—
Contract loans	334,176	270,826	—	—	334,176	—
Cash, cash equivalents and short-term investments	226,009	226,009	226,009	—	—	—
Accrued investment income	30,574	30,574	30,574	—	—	—
Receivable for securities	1,327	1,327	1,327	—	—	—
Separate accounts	1,035,225	1,035,225	1,035,225	—	—	—

Total assets at fair value	$4,816,834	$5,118,653	$1,293,135	$2,683,234	$840,465	$—

Liabilities at Fair Value
Separate accounts	1,035,225	1,035,225	—	1,035,225	—	—

Total liabilities at fair value	$1,035,225	$1,035,225	$—	$1,035,225	$—	$—

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2023 and 2022:

Bonds

The fair values of bonds are valued using quoted market prices from third party sources. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data. Major inputs include yield curves, yields, and expected future cash flows. Level 3 bonds consist of non-agency mortgage-backed securities with significant unobservable inputs.

Mortgage Loans on Real Estate

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PGIM proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

28

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Receivables/Payables for Securities

The fair value for receivables/payables for securities are based on quoted market prices from third party sources.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value. The fair value of money market mutual funds are valued using NAV.

Accrued Investment Income

The cost of accrued investment income approximates fair value unless otherwise noted.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2023 and 2022. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The Company uses the value of the assets as a reasonable estimate of the value of the liabilities.

5.	Related Parties

The Company is a subsidiary of Farmers Group Inc (FGI), an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal and other services. Fees charged to the Company by FGI were approximately $31,853,000, $37,202,000, and $35,470,000, for the years ended December 31, 2023, 2022 and 2021 respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $24,566,000, $25,421,000, and $29,186,000 for the years ended December 31, 2023, 2022 and 2021, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

The Company has a service agreement with its affiliate, Zurich American Life Insurance Company (“ZALICO”), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. Fees charged by the Company to ZALICO were approximately $56,000, $56,000, and $52,000 for the years ended December 31, 2023, 2022 and 2021 respectively and are expensed as incurred.

As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $295,755,000 and $43,583,000 for the years ended December 31, 2023 and 2022, respectively. The current year prepayment was $295,200,000 and $45,000,000 for December 31, 2023 and 2022, respectively.

29

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

For information related to dividends paid to FGI, please refer to note 7.

For the period ended December 31, 2023 and 2022, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 6 for reinsurance related balances.)

(in thousands of dollars)	2023	2022
Receivables from related parties
Farmers Insurance Group Leasing	$—	$196

Total receivables from related parties	—	196

Payables to related parties
FGI	(5,079)	(9,614)
Farmers Insurance Exchange	(2,933)	(3,277)
Zurich Investment Services Limited	(826)	(931)
Farmers Insurance Group Leasing	(14)	—

Total payables to related parties	(8,852)	(13,822)

Net payables to related parties	$(8,852)	$(13,626)

6.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life, universal life and annuity policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2023 and 2022, no amounts have been recorded in relation to uncollectible reinsurance balances.

Beginning January 1, 2010, the Company ceded to its affiliate, Zurich Insurance Company (“ZIC”), 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded to Leschi, a wholly owned subsidiary, was ceded to ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Effective January 1, 2015, the Company cedes to ZIC 75% of its contractual risk for new issues of certain term insurance policies subject to simplified underwriting. Effective December 1, 2015, the Company cedes to ZIC 100% of its contractual risk for new and in-force issues of its indexed universal life product. Premiums ceded to ZIC approximated $101,817,000, $438,084,000, and $408,818,000 for the years ended December 31, 2023, 2022, and 2021, respectively. Claims ceded to ZIC were approximately $58,948,000, $168,625,000, and $182,946,000 for the years ended December 31, 2023, 2022 and 2021, respectively. Changes in reserves ceded to ZIC were approximately ($1,587,178,000), $66,603,000 and $158,102,000 for the years ended December 31, 2023, 2022 and 2021, respectively.

On May 17, 2023 the Company entered into an agreement with Security Life of Denver (“SLD”) effective August 1, 2023 to reinsure the remaining inforce life, A&H and annuity blocks of business of the Company. In connection with, and at the same time, the Company recaptured all reinsurance from ZIC and placed it with Resolution Life Group. Specific to the transaction with Resolution, the Company ceded approximately $4.0 billion in assets and $5.2 billion in statutory reserves through the reinsurance transaction.

30

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Premiums assumed from unaffiliated companies approximated $165,000, $162,000 and $169,000 for the years ended December 31, 2023, 2022 and 2021, respectively. Premiums ceded to unaffiliated companies approximated $5,374,166,000, $191,524,000 and $192,700,000 for the years ended December 31, 2023, 2022 and 2021, respectively. There were no claims paid to unaffiliated companies on assumed reinsurance for the years ended December 31, 2023, 2022 and 2021. Claims ceded to unaffiliated companies were approximately $387,550,000, $153,653,000 and $170,162,000 for the years ended December 31, 2023, 2022 and 2021, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($64,000), ($513,000), and ($87,000) for the years ended December 31, 2023, 2022 and 2021, respectively. Changes in reserves ceded to unaffiliated companies were approximately $5,205,741,000, ($112,519,000) and ($126,112,000) for the years ended December 31, 2023, 2022 and 2021, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2023 and 2022 would be approximately $1,812,317,000 and $6,965,000, respectively.

As of December 31, 2023, there are no Covered Policies subject to the requirements of Actuarial Guideline XLVIII as defined in Section 4.B and per exemptions in Section 3.

7.	Surplus and Restrictions

Statutory surplus of approximately $527,358,000 and $319,436,000 as of December 31, 2023 and 2022, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2023 and 2022 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval (or non-disapproval) of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. All dividends paid during the preceding 12 month rolling period are considered for this calculation. Earned surplus consists of funds derived from any realized net profits and does not include unrealized capital gains or reevaluation of assets. A dividend paid that does not meet the above specifications is defined in total as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2024 and 2023 are $52,736,000 and $31,944,000, respectively. Dividends are approved by the board of directors.

On November 8, 2023, the Company declared extraordinary dividends in the amount of $1,200,000,000 that was paid to FGI on December 27, 2023, with the non-disapproval of the Washington Office of Insurance Commissioner.

8.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the

31

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

FGI announced on October 20, 2016 that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. The impacted employees kept all benefits accrued through December 31, 2018, but no longer accrue benefits after that date. As part of this change, starting January 1, 2019, FGI contributes an additional 4% of eligible pay to employees’ 401K Savings Plan as explained in note 9.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

The expenses allocated for pension and post-retirement benefit costs were approximately $561,000, $555,000, and $550,000 for the years 2023, 2022 and 2021, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

9.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Vesting is immediate for employee contributions and employer match. Effective January 1, 2019, FGI contributes an additional 4% Company Base Contribution to employees 401(k) Savings Plan, regardless of employee contribution. Three years of eligible service is required to vest in the 4% Company Base Contribution. The cost to the Company for the 401(k) Savings Plan is included in the overhead and administrative charges paid by the Company to FGI.

The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2023, 2022 and 2021 was approximately $4,946,000, $5,198,000, and $4,478,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $3,486,000, $4,048,000 and $3,697,000 for the years ended December 31, 2023, 2022, and 2021 respectively.

32

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

10.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2023 and 2022 are as follows:

	2023
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$75,706	$723	$76,429
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	75,706	723	76,429
Deferred tax assets nonadmitted	(65,429)	(723)	(66,152)

Subtotal net admitted deferred tax assets	10,277	—	10,277
Deferred tax liabilities	(2,479)	—	(2,479)

Net admitted deferred tax asset	$7,798	$—	$7,798

	2022
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$154,659	$3	$154,662
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	154,659	3	154,662
Deferred tax assets nonadmitted	(92,056)	—	(92,056)

Subtotal net admitted deferred tax assets	62,603	3	62,606
Deferred tax liabilities	(20,899)	(39)	(20,938)

Net admitted deferred tax asset	$41,704	$(36)	$41,668

	Change
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$(78,953)	$720	$(78,233)
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	(78,953)	720	(78,233)
Deferred tax assets nonadmitted	26,627	(723)	25,904

Subtotal net admitted deferred tax assets	(52,326)	(3)	(52,329)
Deferred tax liabilities	18,420	39	18,459

Net admitted deferred tax asset	$(33,906)	$36	$(33,870)

33

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The SSAP No. 101 admission calculation components are as follows:

	2023
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$723	$723
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	7,798	(723)	7,075
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	7,798	(723)	7,075
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	77,934
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	2,479	—	2,479

Deferred tax assets admitted as the result of application of SSAP No. 101	$10,277	$—	$10,277

Ratio percentage used to determine recovery period and threshold limitation amount			1642%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$519,561

	2022
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$3	$3
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	41,665	—	41,665
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	53,896	—	53,896
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	41,665
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	20,938	—	20,938

Deferred tax assets admitted as the result of application of SSAP No. 101	$62,603	$3	$62,606

Ratio percentage used to determine recovery period and threshold limitation amount			545%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$277,768

34

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

	Change
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$720	$720
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	(33,867)	(723)	(34,590)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	(46,098)	(723)	(46,821)
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	36,269
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	(18,459)	—	(18,459)

Deferred tax assets admitted as the result of application of SSAP No. 101	$(52,326)	$(3)	$(52,329)

Ratio percentage used to determine recovery period and threshold limitation amount			1097%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$241,793

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2023
	Ordinary Percent	Capital Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$75,706	$723
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$10,277	$—
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

35

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

	2022
	Ordinary Percent	Capital Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$154,659	$3
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$62,603	$3
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

	Change
	Ordinary Percent	Capital Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$(78,953)	$720
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$(52,326)	$(3)
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred for the years ended December 31, 2023, 2022 and 2021 consisted of the following major components:

(in thousands of dollars)	2023	2022	2021
Current income tax
Federal income tax	$364,454	$37,414	$28,958
Federal income tax on net capital gains / (losses)	(78,104)	7,968	1,613

Federal income taxes incurred	$286,350	$45,382	$30,571

36

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2023 and 2022 were as follows:

(in thousands of dollars)	2023	2022	Change
Deferred tax assets
Ordinary
Deferred acquisition costs	$61,444	$108,785	$(47,341)
Life insurance reserves	10,498	42,257	(31,759)
Compensation and benefits accrual	1,286	1,250	36
Nonadmitted assets	671	1,241	(570)
Other	1,807	1,126	681

	75,706	154,659	(78,953)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(65,429)	(92,056)	26,627

Admitted ordinary deferred tax assets	10,277	62,603	(52,326)

Capital
Investments	723	3	720
Unrealized loss on investments	—	—	—

Subtotal	723	3	720
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(723)	—	(723)

Admitted capital deferred tax assets	—	3	(3)

Admitted deferred tax assets	10,277	62,606	(52,329)

Deferred tax liabilities
Ordinary
Fixed assets	2,005	2,509	(504)
Market discount on bonds	265	1,078	(813)
Policyholder reserves	184	276	(92)
Deferred and uncollected premium	—	17,036	(17,036)
Other	25	—	25

Total ordinary deferred tax liabilities	2,479	20,899	(18,420)

Capital
Investments	—	39	(39)
Unrealized gain on investments	—	—	—

Total capital deferred tax liabilities	—	39	(39)

Total deferred tax liabilities	2,479	20,938	(18,459)

Net admitted deferred tax assets	$7,798	$41,668	$(33,870)

37

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The change in net deferred income taxes as of December 31, 2023 and 2022 was composed of the following:

(in thousands of dollars)	2023	2022	Change
Total deferred tax assets	$76,429	$154,662	$(78,233)
Total deferred tax liabilities	(2,479)	(20,938)	18,459

Net deferred tax asset (liability)	$73,950	$133,724	(59,774)

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax (charge) benefit			$(59,774)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2023	2022	2021
Provision computed at statutory rate	$295,841	$39,509	$23,106
Interest maintenance reserve	54,842	(416)	(575)
Reinsurance gain adjustment	(3,200)	—	—
Transaction costs	(1,269)	—	—
Separate account dividend received deduction	(407)	(620)	(323)
Prior year under/(over) accrual of income taxes	(306)	(235)	(73)
Nonadmitted assets	570	27	121
Aggregate write in adjustments included in surplus	—	—	(50)
Other	53	50	38

	$346,124	$38,315	$22,244

Federal income tax incurred-operations	$364,454	$37,414	$28,958
Tax on capital gains (losses)	(78,104)	7,968	1,613
Change in net deferred income tax	59,774	(7,067)	(8,327)

Total statutory income taxes	$346,124	$38,315	$22,244

As of December 31, 2023, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount
2023	$174,946
2022	7,968
2021	1,607

There were no deposits admitted under IRC §6603.

38

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

Kraft Lake Insurance Agency, Inc.

Western Star Insurance Services, Inc.

Farmers General Insurance Agency, Inc

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2014 and prior for U.S. federal tax are closed to tax authority examinations. The Farmers Group Inc. consolidated tax group is currently under examination by the Internal Revenue Service for years 2015, 2016, 2017, and 2018.

The Company records any potential net interest and penalties in the income tax expense component of the statement of operations.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

During 2023 and 2022, the Company did not accrue any interest and penalties related to income tax contingencies.

39

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The Company does not have any liability for Repatriation Tax.

The Company does not have any Alternative Minimum Tax Credits.

On August 16, 2022, the Inflation Reduction Act of 2022 was signed into law by President Biden. The Act includes a new federal corporate alternative minimum tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an applicable corporation.

The CAMT applies to companies with average annual book income exceeding $1 billion and assesses a 15% tax on financial statement income (adjusted for certain items) based on the applicable financial statement to the extent that amount exceeds the regular corporate tax.

The Company is an applicable reporting entity. The controlled group of corporations of which the Company is a member has determined that it is an applicable corporation in 2023. However, the Company has determined that it is not impacted by the new CAMT provisions in 2023 based on the current information.

The Accounting policy election is to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.

11.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company has accrued liabilities for guaranty fund assessments of $1,266,000 and $911,000 for December 31, 2023 and December 31, 2022, respectively; and related premium tax benefit assets of $911,000 and $570,000 for December 31, 2023 and December 31, 2022, respectively. The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. The Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

12.	Commitments

In March 2018, the Company sold a real estate, Ohio State Life building, occupied by the Company for $8,875,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 5 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company accounts for the leaseback as an operating lease.

40

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The net of tax gain of approximately $2,878,000 realized in this transaction was being deferred to Special Surplus and was being amortized to Unassigned Funds Surplus in proportion to rent charged over the term of the lease of 5 years. On June 30, 2021, the Company closed its office location in Columbus, Ohio. The Company is no longer receiving the economic benefits having vacated the Columbus office building two years before its lease expiration date of June 30, 2023. The Company classified the operating lease as onerous resulting in the recording of an impairment liability provision and loss of $2,064,000 on June 30, 2021, before tax. The amount includes $241,000 of related furniture and equipment impairments. The remaining gain from 2018 sale of $1,200,000 was moved from special surplus funds to surplus.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis.

As of December 31, 2023, the total minimum aggregate rental commitment for the length of the lease period was $9,728,000, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)
Years Ending December 31, 2024	$1,824
2025	1,824
2026	1,824
2027	1,824
2028 & later	2,432

Total future minimum payments required	$9,728

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)	Years Ending December 31,
	2023	2022	2021
Minimum rentals	$2,037	$2,336	$2,336
Less: Sublease rentals	—	—	—

	$2,037	$2,336	$2,336

13.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2023, there were 33 subaccounts available for the VUL products, 43 subaccounts available for variable annuity, 39 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company

41

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

As of December 31, 2023, the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets
Farmers Variable Annuity	$178,805
Farmers Variable Universal Life	568,513
Farmers LifeAccumulator VUL	31,168
Farmers EssentialLife VUL	466,439

$1,244,925

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2023 is $281,450,000. The fund value is $274,975,000. The maximum guarantee excess is $6,475,000.

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Year	Risk Charges
2023	$241
2022	281
2021	309
2020	289
2019	272

42

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)	Separate Account
Year	Guarantees
2023	$75
2022	41
2021	26
2020	7
2019	96

Premiums, considerations, or deposits received for the years ended December 31, 2023, 2022 and 2021, were approximately $122,694,000, $125,540,000 and $128,659,000, respectively.

Reserves for accounts with assets as of December 31, 2023 and 2022, at market value are approximately $1,235,169,000 and $1,023,892,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2023, 2022 and 2021 is as follows:

(in thousands of dollars)	2023	2022	2021
Transfers (from)/to as reported in the statements of operations of the separate accounts	$(9,674)	$15,032	$7,441
Less: Sundry general income/(expense)	536	(112)	35
Transfers ceded to Reinsurer	(2,052)	1,878	1,140

Net transfers (from)/to separate accounts	$(11,190)	$16,798	$8,616

14.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2023 and 2022:

	2023		2022
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading
Type
Ordinary new business	$—	$—	$6,213	$574
Ordinary renewal	—	—	141,305	81,017

	$ —	$ —	$147,518	$81,591

43

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

15.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2023 and 2022:

	2023
Individual Annuities (in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$95,864	$—	$95,864	5.6%
At fair value	—	178,420	178,420	10.5

Total with market value adjustment or at fair value	95,864	178,420	274,284	16.1
At book value without adjustment (minimal or no charge or adjustment)	1,152,294	—	1,152,294	67.6
Not subject to discretionary withdrawal	278,738	—	278,738	16.3

Total	1,526,896	178,420	1,705,316	100.0%

Reinsurance ceded	1,525,301	—	1,525,301

Total (net)	$1,595	$178,420	$180,015

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	0	—	0

	2023
Deposit-Type Contracts (in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	0.0%
At fair value	—	—	—	0.0

Total with market value adjustment or at fair value	—	—	—	0.0
At book value without adjustment (minimal or no charge or adjustment)	285,667	—	285,667	68.0
Not subject to discretionary withdrawal	134,283	—	134,283	32.0

Total	419,950	—	419,950	100.0%

Reinsurance ceded	419,950	—	419,950

Total (net)	$—	$—	$—

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

44

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

	2022
Individual Annuities (in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$108,774	$—	$108,774	6.0%
At fair value	—	168,278	168,278	9.3

Total with market value adjustment or at fair value	108,774	168,278	277,052	15.3
At book value without adjustment (minimal or no charge or adjustment)	1,240,203	—	1,240,203	68.4
Not subject to discretionary withdrawal	297,160	—	297,160	16.4

Total	1,646,137	168,278	1,814,415	100.0%

Reinsurance ceded	1,592,418	—	1,592,418

Total (net)	$53,719	$168,278	$221,997

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	103	—	103

	2022
Deposit-Type Contracts (in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	0.0%
At fair value	—	—	—	0.0

Total with market value adjustment or at fair value	—	—	—	0.0

At book value without adjustment (minimal or no charge or adjustment)	311,232	—	311,232	68.1
Not subject to discretionary withdrawal	145,463	—	145,463	31.9

Total	456,695	—	456,695	100.0%

Reinsurance ceded	133,553	—	133,553

Total (net)	$323,142	$—	$323,142

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

45

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Reconciliation	2023	2022
(in thousands of dollars)
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$—	$51,789
Exhibit 5, Supplementary Contracts w/Life Contigencies Section, Total (net)	0	803
Exhibit 5, Miscellaneous Section, Additional Actuarial Reserves - AG43	1,595	1,126
Exhibit 7, Deposit - Type Contracts, Line 14, Col. 1	0	323,142

Subtotal	1,595	376,860
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Col. 2	178,420	168,278
Exhibit 3, Line 0399999, Col. 2	—	—
Policyholder dividend & coupon accumulations	—	—
Policyholder premiums	—	—
Guaranteed interest contracts	—	—
Other contract deposit funds	—	—

	178,420	168,278

Combined Total	$180,015	$545,138

The following is the analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2023 and 2022:

Life
(in thousands of dollars)	2023
	General Account
General Account	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$13,147	$13,147	$14,675
Universal Life	1,953,918	1,950,879	1,983,052
Universal Life with Secondary Guarantees	282,592	269,180	297,969
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	251,538	155,419	313,166
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	740,770	740,770	909,341
Variable Lfie	—	—	—
Variable Universal Life	127,537	125,801	131,871
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	2,063,918
Accidental Death Benefits	—	—	3,239
Disability - Active Lives	—	—	26,561
Disability - Disabled Lives	—	—	28,694
Miscellaneous Reserves	—	—	35,666

Total	3,369,502	3,255,196	5,808,152

Reinsurance ceded	3,369,502	3,255,196	5,670,897

Total (net)	$—	$—	$137,255

46

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Life
(in thousands of dollars)	2023
Separate Account
Separate Account with Nonguarantees	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Lfie	—	—	—
Variable Universal Life	1,066,065	1,028,430	1,056,748
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	—
Accidental Death Benefits	—	—	—
Disability - Active Lives	—	—	—
Disability - Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—
Total	1,066,065	1,028,430	1,056,748

Reinsurance ceded	—	—	—

Total (net)	$1,066,065	$1,028,430	$1,056,748

47

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Life
(in thousands of dollars)	2022
	General Account
General Account	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$12,343	$12,343	$13,790
Universal Life	1,981,655	1,978,374	2,011,575
Universal Life with Secondary Guarantees	260,280	244,717	283,882
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	198,119	118,169	247,653
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	726,593	726,593	891,538
Variable Lfie	—	—	—
Variable Universal Life	114,994	113,069	118,984
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	2,105,106
Accidental Death Benefits	—	—	3,319
Disability - Active Lives	—	—	27,193
Disability - Disabled Lives	—	—	28,889
Miscellaneous Reserves	—	—	35,050

Total	3,293,984	3,193,265	5,766,979

Reinsurance ceded	198,119	118,169	2,290,556

Total (net)	$3,095,865	$3,075,096	$3,476,423

48

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Life
(in thousands of dollars)	2022
Separate Account
Separate Account with Nonguarantees	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Lfie	—	—	—
Variable Universal Life	866,434	823,171	855,612
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	—
Accidental Death Benefits	—	—	—
Disability - Active Lives	—	—	—
Disability - Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—

Total	866,434	823,171	855,612

Reinsurance ceded	—	—	—

Total (net)	$866,434	$823,171	$855,612

Reconciliation	2023	2022
(in thousands of dollars)
Life and Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$137,255	$3,394,671
Exhibit 5, Accidental Death Benefits Section, Total (net)	—	3,224
Exhibit 5, Disability - Acitve Lives Section, Total (net)	—	26,767
Exhibit 5, Disability - Disabled Lives Section, Total (net)	—	28,703
Exhibit 5, Miscellaneous Reserves Section, Total (net)	—	23,058

Subtotal	137,255	3,476,423
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Col. 2	1,056,748	855,612
Exhibit 3, Line 0499999, Col. 2	—	—
Exhibit 3, Line 0599999, Col. 2	—	—

Subtotal (Lines (7) through (9)	1,056,748	855,612

Combined Total	$1,194,003	$4,332,035

49

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

16.	Subsequent Events

No material subsequent events have occurred since December 31, 2023 through April 28 2024, the date at which the financial statements were issued, that would require adjustment to the financial statements.

50

Farmers Variable Life

Separate Account A of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2023

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Ernst & Young LLP 55 Ivan Allen Jr. Blvd. Suite 1000 Atlanta, GA 30308	Tel: +1 404 874 8300 Fax: +1 404 814 4301 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Variable Life Separate Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farmers Variable Life Separate Account A (the Separate Account), as of December 31, 2023, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 2021.

Atlanta, Georgia

April 26, 2024

A member firm of Ernst & Young Global Limited

Appendix – Subaccounts comprising Farmers Variable Life Separate Account A

American Funds Insurance Series Asset Allocation Fund

American Funds Insurance Series Capital Income Builder Fund

American Funds Insurance Series Capital World Growth and Income Fund

American Funds Insurance Series Global Growth Fund

American Funds Insurance Series Growth Fund

American Funds Insurance Series Growth-Income Fund

American Funds Insurance Series International Fund

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares Sustainable U.S. Equity Portfolio

BNY Mellon Variable Investment Fund – Service Class Shares Opportunistic Small Cap Portfolio

Calvert Variable Series, Inc. VP SRI Mid Cap Portfolio

DWS Investments VIT Funds – Class B Shares DWS Equity 500 Index VIP

DWS Variable Series I – Class A Shares DWS Core Equity VIP

DWS Variable Series I – Class A Shares DWS CROCI International VIP

DWS Variable Series I – Class A Shares DWS Global Small Cap VIP

DWS Variable Series II – Class A Shares DWS CROCI U.S. VIP

DWS Variable Series II – Class A Shares DWS Government Money Market VIP

DWS Variable Series II – Class A Shares DWS High Income VIP

DWS Variable Series II – Class A Shares DWS Small Mid Cap Growth VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Growth Portfolio

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Index 500 Portfolio

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2005 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2010 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2015 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2020 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2025 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2030 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 20% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 50% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 70% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Developing Markets VIP Fund

Franklin Templeton Variable Insurance Products Trust – Class 2 Small – Mid Cap Growth VIP Fund

Franklin Templeton Variable Insurance Products Trust – Class 2 Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Mid Cap Value Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Small Cap Equity Insights Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Strategic Growth Fund

Janus Henderson VIT Balanced Portfolio (Service Shares)

Janus Henderson VIT Enterprise Portfolio (Service Shares)

Janus Henderson VIT Forty Portfolio (Institutional Shares)

A member firm of Ernst & Young Global Limited

PIMCO Variable Insurance Trust – Administrative Class Shares VIT International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds Diversified International Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds LargeCap Growth Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Core Plus Bond Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Government & High Quality Bond Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Short-Term Income Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Capital Appreciation Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Equity Income Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds MidCap Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds SmallCap Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Balanced Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Balanced Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Growth Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Flexible Income Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Strategic Growth Portfolio

A member firm of Ernst & Young Global Limited

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2023

	American Funds Insurance Series							BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
	Asset Allocation Fund	Capital Income Builder Fund	Capital World Growth and Income Fund	Global Growth Fund	Growth Fund	Growth-Income Fund	International Fund	Sustainable U.S. Equity Portfolio
Assets
Investments, at fair value	$7,135,711	$6,457,922	$6,748,025	$9,661,673	$47,854,752	$17,249,137	$2,772,603	$3,929,033
Dividends receivable	—	—	—	—	—	—	—	—

	7,135,711	6,457,922	6,748,025	9,661,673	47,854,752	17,249,137	2,772,603	3,929,033
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$7,135,711	$6,457,922	$6,748,025	$9,661,673	$47,854,752	$17,249,137	$2,772,603	$3,929,033

Accumulation units outstanding	397,104	437,711	348,884	417,492	1,474,138	717,407	188,673	97,401

Shares owned in each portfolio	303,260	555,759	488,633	288,926	487,319	295,869	159,253	89,154

Market value per share	$23.53	$11.62	$13.81	$33.44	$98.20	$58.30	$17.41	$44.07

Cost of investments	$7,208,105	$5,981,116	$6,872,263	$9,557,395	$43,994,118	$15,399,735	$2,957,877	$3,504,930

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$—	$—	$—	$271,515
Accumulation units outstanding	—	—	—	—	—	—	—	8,611
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$31.53
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$7,135,711	$6,457,922	$6,748,025	$9,661,673	$47,854,752	$17,249,137	$2,772,603	$3,657,518
Accumulation units outstanding	397,104	437,711	348,884	417,492	1,474,138	717,407	188,673	88,790
Unit value of accumulation units	$17.97	$14.75	$19.34	$23.14	$32.46	$24.04	$14.70	$41.19

The accompanying notes are an integral part of these financial statements.

4

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2023

	BNY Mellon Variable Investment Fund – Service Class Shares	Calvert Variable Series, Inc.	DWS Investments VIT Funds – Class B Shares	DWS Variable Series I – Class A Shares			DWS Variable Series II – Class A Shares
	Opportunistic Small Cap Portfolio	VP SRI Mid Cap Portfolio	DWS Equity 500 Index VIP	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP	DWS CROCI U.S. VIP	DWS Government Money Market VIP
Assets
Investments, at fair value	$9,790,123	$239,846	$3,239,221	$5,308,471	$19,396,430	$17,633,725	$43,389,909	$18,459,721
Dividends receivable	—	—	—	—	—	—	—	38,365

	9,790,123	239,846	3,239,221	5,308,471	19,396,430	17,633,725	43,389,909	18,498,086
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$9,790,123	$239,846	$3,239,221	$5,308,471	$19,396,430	$17,633,725	$43,389,909	$18,498,086

Accumulation units outstanding	371,428	7,605	97,973	132,568	1,955,282	638,236	1,019,459	1,622,529

Shares owned in each portfolio	250,387	9,417	120,105	433,699	2,596,577	1,687,438	2,783,189	18,459,721

Market value per share	$39.10	$25.47	$26.97	$12.24	$7.47	$10.45	$15.59	$1.00

Cost of investments	$10,160,698	$268,767	$2,488,956	$4,756,339	$18,160,825	$18,105,327	$37,276,939	$18,459,721

Variable Universal Life contracts with expenses of 0.90%
Net assets	$5,605,973	$239,846	$—	$5,308,471	$15,936,919	$12,088,879	$38,588,326	$14,027,734
Accumulation units outstanding	221,999	7,605	—	132,568	1,676,621	387,887	856,575	1,202,276
Unit value of accumulation units	$25.25	$31.54	$—	$40.04	$9.51	$31.17	$45.05	$11.66
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$3,239,221	$—	$—	$—	$326,933	$—
Accumulation units outstanding	—	—	97,973	—	—	—	17,930	—
Unit value of accumulation units	$—	$—	$33.06	$—	$—	$—	$18.23	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$4,184,150	$—	$—	$—	$3,459,510	$5,544,846	$4,474,650	$4,470,352
Accumulation units outstanding	149,429	—	—	—	278,661	250,349	144,954	420,253
Unit value of accumulation units	$28.00	$—	$—	$—	$12.41	$22.15	$30.87	$10.66

The accompanying notes are an integral part of these financial statements.

5

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2023

	DWS Variable Series II – Class A Shares		Fidelity Variable Insurance Products (“VIP”) Funds – Service Class			Fidelity VIP Freedom Funds – Service Class 2 Shares
	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio
Assets
Investments, at fair value	$9,156,574	$504,360	$80,043,504	$78,323,279	$41,723,324	$128,204	$263,418	$282,693
Dividends receivable	—	—	—	—	—	—	—	—

	9,156,574	504,360	80,043,504	78,323,279	41,723,324	128,204	263,418	282,693
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$9,156,574	$504,360	$80,043,504	$78,323,279	$41,723,324	$128,204	$263,418	$282,693

Accumulation units outstanding	349,813	42,292	1,463,881	1,679,637	1,031,915	7,066	12,824	12,902

Shares owned in each portfolio	1,626,390	36,815	866,647	170,357	1,161,886	11,286	23,478	24,776

Market value per share	$5.63	$13.70	$92.36	$459.76	$35.91	$11.36	$11.22	$11.41

Cost of investments	$9,679,812	$537,539	$64,902,858	$44,169,043	$39,584,446	$140,357	$301,772	$311,797

Variable Universal Life contracts with expenses of 0.90%
Net assets	$5,809,124	$504,360	$40,466,547	$36,257,128	$13,085,587	$—	$—	$—
Accumulation units outstanding	202,599	42,292	788,281	784,643	195,543	—	—	—
Unit value of accumulation units	$28.67	$11.93	$51.34	$46.21	$66.92	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$1,704,081	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	36,378	—	—	—	—	—
Unit value of accumulation units	$—	$—	$46.84	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$3,347,450	$—	$37,872,875	$42,066,150	$28,637,736	$128,204	$263,418	$282,693
Accumulation units outstanding	147,214	—	639,222	894,994	836,372	7,066	12,824	12,902
Unit value of accumulation units	$22.74	$—	$59.25	$47.00	$34.24	$18.15	$20.54	$21.91

The accompanying notes are an integral part of these financial statements.

6

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2023

	Fidelity VIP Freedom Funds – Service Class 2 Shares				Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio
Assets
Investments, at fair value	$1,625,206	$2,256,631	$11,204,284	$1,003,367	$1,332,096	$5,306,092	$9,617,799	$12,206,001
Dividends receivable	—	—	—	—	—	—	—	—

	1,625,206	2,256,631	11,204,284	1,003,367	1,332,096	5,306,092	9,617,799	12,206,001
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$1,625,206	$2,256,631	$11,204,284	$1,003,367	$1,332,096	$5,306,092	$9,617,799	$12,206,001

Accumulation units outstanding	70,448	90,036	426,324	60,894	82,407	237,265	363,153	413,285

Shares owned in each portfolio	131,065	150,342	734,707	91,883	127,718	469,150	794,203	1,012,946

Market value per share	$12.40	$15.01	$15.25	$10.92	$10.43	$11.31	$12.11	$12.05

Cost of investments	$1,722,607	$2,236,432	$10,597,432	$1,064,428	$1,405,004	$5,635,996	$9,723,522	$12,165,911

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$1,625,206	$2,256,631	$11,204,284	$1,003,367	$1,332,096	$5,306,092	$9,617,799	$12,206,001
Accumulation units outstanding	70,448	90,036	426,324	60,894	82,407	237,265	363,153	413,285
Unit value of accumulation units	$23.07	$25.06	$26.28	$16.48	$16.16	$22.36	$26.48	$29.53

The accompanying notes are an integral part of these financial statements.

7

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2023

	Franklin Templeton Variable Insurance Products Trust – Class 2			Goldman Sachs Variable Insurance Trust – Institutional Class			Janus Henderson
	Developing Markets VIP Fund	Small – Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)	VIT Enterprise Portfolio (Service Shares)
Assets
Investments, at fair value	$6,068,086	$17,606,628	$13,815,153	$11,441,610	$4,634,724	$28,128,315	$24,150,644	$4,661,467
Dividends receivable	—	—	—	—	—	—	—	—

	6,068,086	17,606,628	13,815,153	11,441,610	4,634,724	28,128,315	24,150,644	4,661,467
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$6,068,086	$17,606,628	$13,815,153	$11,441,610	$4,634,724	$28,128,315	$24,150,644	$4,661,467

Accumulation units outstanding	255,796	457,134	416,549	189,186	118,790	597,955	713,196	91,981

Shares owned in each portfolio	737,313	1,321,819	1,041,082	714,654	377,421	2,243,087	502,615	68,180

Market value per share	$8.23	$13.32	$13.27	$16.01	$12.28	$12.54	$48.05	$68.37

Cost of investments	$6,344,689	$20,107,254	$14,504,573	$11,129,422	$4,701,361	$26,805,798	$19,311,716	$4,087,207

Variable Universal Life contracts with expenses of 0.90%
Net assets	$6,068,086	$4,987,573	$4,659,892	$11,316,958	$3,951,871	$28,128,315	$4,714,530	$4,077,401
Accumulation units outstanding	255,796	128,773	123,840	184,097	91,093	597,955	119,072	75,383
Unit value of accumulation units	$23.72	$38.73	$37.63	$61.47	$43.38	$47.04	$39.59	$54.09
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$986,031	$124,652	$682,853	$—	$—	$584,066
Accumulation units outstanding	—	—	41,827	5,089	27,697	—	—	16,598
Unit value of accumulation units	$—	$—	$23.57	$24.50	$24.65	$—	$—	$35.19
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$12,619,055	$8,169,230	$—	$—	$—	$19,436,113	$—
Accumulation units outstanding	—	328,361	250,882	—	—	—	594,124	—
Unit value of accumulation units	$—	$38.43	$32.56	$—	$—	$—	$32.71	$—

The accompanying notes are an integral part of these financial statements.

8

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2023

	Janus Henderson	PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Diversified International Account I	LargeCap Growth Account I	Core Plus Bond Account I	Government & High Quality Bond Account I	Short-Term Income Account I
Assets
Investments, at fair value	$79,005,981	$6,974,041	$6,568,246	$798,817	$426,174	$123,575	$142,114	$10,083
Dividends receivable	—	—	—	—	—	—	—	—

	79,005,981	6,974,041	6,568,246	798,817	426,174	123,575	142,114	10,083
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$79,005,981	$6,974,041	$6,568,246	$798,817	$426,174	$123,575	$142,114	$10,083

Accumulation units outstanding	1,724,973	322,896	430,931	61,887	24,492	12,227	15,026	959

Shares owned in each portfolio	1,668,553	709,465	684,192	51,570	10,544	12,832	16,878	4,033

Market value per share	$47.35	$9.83	$9.60	$15.49	$40.42	$9.63	$8.42	$2.50

Cost of investments	$66,272,333	$7,461,951	$6,916,637	$777,812	$411,236	$143,466	$163,888	$10,149

Variable Universal Life contracts with expenses of 0.90%
Net assets	$42,177,394	$4,533,010	$4,816,716	$—	$—	$—	$—	$—
Accumulation units outstanding	987,933	191,457	297,214	—	—	—	—	—
Unit value of accumulation units	$42.69	$23.68	$16.21	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$38,305	$—	$—	$—
Accumulation units outstanding	—	—	—	—	2,239	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$17.11	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$798,817	$387,869	$123,575	$142,113	$10,083
Accumulation units outstanding	—	—	—	61,887	22,253	12,227	15,026	959
Unit value of accumulation units	$—	$—	$—	$12.91	$17.43	$10.11	$9.46	$10.52
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$36,828,587	$2,441,031	$1,751,530	$—	$—	$—	$—	$—
Accumulation units outstanding	737,040	131,439	133,717	—	—	—	—	—
Unit value of accumulation units	$49.97	$18.57	$13.10	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

9

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2023

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Capital Appreciation Account II	Equity Income Account II	MidCap Account II	SmallCap Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio
Assets
Investments, at fair value	$5,922,374	$11,160,681	$16,820,402	$2,718,068	$60,556,828	$10,691,408	$121,119,602	$2,488,873
Dividends receivable	—	—	—	—	—	—	—	—

	5,922,374	11,160,681	16,820,402	2,718,068	60,556,828	10,691,408	121,119,602	2,488,873
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$5,922,374	$11,160,681	$16,820,402	$2,718,068	$60,556,828	$10,691,408	$121,119,602	$2,488,873

Accumulation units outstanding	136,687	266,349	85,372	159,998	2,271,015	477,812	3,785,300	124,384

Shares owned in each portfolio	171,415	411,681	271,341	182,543	4,479,055	984,476	6,305,029	234,799

Market value per share	$34.55	$27.11	$61.99	$14.89	$13.52	$10.86	$19.21	$10.60

Cost of investments	$4,833,464	$9,500,589	$14,428,829	$2,721,286	$65,124,287	$11,295,059	$115,014,391	$2,783,217

Variable Universal Life contracts with expenses of 0.90%
Net assets	$3,489,817	$8,816,415	$15,974,891	$2,505,005	$16,016,561	$2,558,856	$48,188,697	$768,114
Accumulation units outstanding	65,185	175,951	60,719	148,044	461,630	92,300	1,170,855	32,530
Unit value of accumulation units	$53.54	$50.11	$263.09	$16.92	$34.70	$27.72	$41.16	$23.61
Life Accumulator contracts with expenses of 0.70%
Net assets	$15	$—	$—	$—	$62,115	$—	$775	$—
Accumulation units outstanding	1	—	—	—	1,788	—	18	—
Unit value of accumulation units	$79.01	$—	$—	$—	$34.72	$—	$41.63	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$2,432,542	$2,344,267	$845,511	$213,063	$3,329,016	$472,676	$4,713,690	$226,246
Accumulation units outstanding	71,501	90,398	24,653	11,954	173,102	28,722	212,216	15,369
Unit value of accumulation units	$34.02	$25.93	$34.30	$17.82	$19.23	$16.46	$22.21	$14.72
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$41,149,135	$7,659,876	$68,216,440	$1,494,513
Accumulation units outstanding	—	—	—	—	1,634,495	356,790	2,402,211	76,485
Unit value of accumulation units	$—	$—	$—	$—	$25.18	$21.47	$28.40	$19.54

The accompanying notes are an integral part of these financial statements.

10

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2023

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$155,804,265
Dividends receivable	—

155,804,265
Liabilities	—

Total liabilities	—
Net assets	$155,804,265

Accumulation units outstanding	4,476,456

Shares owned in each portfolio	6,946,245

Market value per share	$22.43

Cost of investments	$140,453,126

Variable Universal Life contracts with expenses of 0.90%
Net assets	$60,498,556
Accumulation units outstanding	1,314,906
Unit value of accumulation units	$46.01
Life Accumulator contracts with expenses of 0.70%
Net assets	$9,032
Accumulation units outstanding	193
Unit value of accumulation units	$47.07
Life Accumulator contracts with expenses of 0.30%
Net assets	$7,369,874
Accumulation units outstanding	302,351
Unit value of accumulation units	$24.38
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$87,926,803
Accumulation units outstanding	2,859,006
Unit value of accumulation units	$30.75

The accompanying notes are an integral part of these financial statements.

11

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2023

	American Funds Insurance Series							BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
	Asset Allocation Fund	Capital Income Builder Fund	Capital World Growth and Income Fund	Global Growth Fund	Growth Fund	Growth-Income Fund	International Fund	Sustainable U.S. Equity Portfolio
Investment income
Dividend income	146,838	172,069	115,109	79,509	147,704	213,753	33,097	18,363

Total investment income	146,838	172,069	115,109	79,509	147,704	213,753	33,097	18,363
Expenses	18,256	16,922	17,040	24,844	116,929	43,521	7,038	12,095

Total expenses	18,256	16,922	17,040	24,844	116,929	43,521	7,038	12,095
Net investment income (loss)	$128,582	$155,147	$98,069	$54,665	$30,775	$170,232	$26,059	$6,268

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$(9,324)	$24,255	$(42,248)	$13,305	$145,801	$31,192	$(32,078)	$23,861

Capital gain distributions	$235,032	$—	$—	$626,846	$2,179,532	$764,887	$—	$411,134

Net realized gain (loss) on investment transactions	$225,708	$24,255	$(42,248)	$640,151	$2,325,333	$796,079	$(32,078)	$434,995
Net unrealized appreciation (depreciation) of investments
Beginning of period	(549,067)	157,382	(1,148,656)	(852,436)	(6,278,134)	(577,040)	(524,309)	129,284
End of period	$(72,393)	$476,806	$(124,239)	$104,277	$3,860,634	$1,849,402	$(185,274)	$424,103
Change in net unrealized appreciation
(depreciation) of investments	$476,674	$319,424	$1,024,417	$956,713	$10,138,768	$2,426,442	$339,035	$294,819
Net increase (decrease) in net assets from operations	$830,964	$498,826	$1,080,238	$1,651,529	$12,494,876	$3,392,753	$333,016	$736,082

The accompanying notes are an integral part of these financial statements.

12

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2023

	BNY Mellon Variable Investment Fund – Service Class Shares	Calvert Variable Series, Inc.	DWS Investments VIT Funds – Class B Shares	DWS Variable Series I – Class A Shares			DWS Variable Series II – Class A Shares
	Opportunistic Small Cap Portfolio	VP SRI Mid Cap Portfolio	DWS Equity 500 Index VIP	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP	DWS CROCI U.S. VIP	DWS Government Money Market VIP
Investment income
Dividend income	7,776	455	28,935	46,236	580,907	136,507	667,263	835,559

Total investment income	7,776	455	28,935	46,236	580,907	136,507	667,263	835,559
Expenses	59,065	2,107	8,698	44,319	140,828	110,650	328,168	135,539

Total expenses	59,065	2,107	8,698	44,319	140,828	110,650	328,168	135,539
Net investment income (loss)	$(51,289)	$(1,652)	$20,237	$1,917	$440,079	$25,857	$339,095	$700,020

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$62,561	$(12,106)	$16,196	$111,436	$(59,484)	$(242,821)	$150,032	$—

Capital gain distributions	$212,032	$—	$149,849	$281,729	$—	$89,728	$—	$—

Net realized gain (loss) on investment transactions	$274,593	$(12,106)	$166,045	$393,165	$(59,484)	$(153,093)	$150,032	$—
Net unrealized appreciation (depreciation) of investments
Beginning of period	(913,416)	(65,479)	282,745	(133,135)	(1,362,895)	(3,996,724)	(613,096)	—
End of period	$(370,576)	$(28,921)	$750,266	$552,132	$1,235,604	$(471,601)	$6,112,971	$—
Change in net unrealized appreciation (depreciation) of investments	$542,840	$36,558	$467,521	$685,267	$2,598,499	$3,525,123	$6,726,067	$—
Net increase (decrease) in net assets from operations	$766,144	$22,800	$653,803	$1,080,349	$2,979,094	$3,397,887	$7,215,194	$700,020

The accompanying notes are an integral part of these financial statements.

13

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2023

	DWS Variable Series II – Class A Shares		Fidelity Variable Insurance Products (“VIP”) Funds –Service Class			Fidelity VIP Freedom Funds – Service Class 2 Shares
	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio
Investment income
Dividend income	453,327	117	26,838	983,674	202,932	5,185	9,229	9,537

Total investment income	453,327	117	26,838	983,674	202,932	5,185	9,229	9,537
Expenses	58,357	4,109	422,900	404,165	185,442	362	719	817

Total expenses	58,357	4,109	422,900	404,165	185,442	362	719	817
Net investment income (loss)	$394,970	$(3,992)	$(396,062)	$579,509	$17,490	$4,823	$8,510	$8,720

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$(70,752)	$(12,734)	$2,223,771	$2,051,671	$208,750	$(459)	$(1,133)	$(7,240)

Capital gain distributions	$—	$16,149	$3,362,441	$622,328	$1,092,278	$—	$15,736	$5,707

Net realized gain (loss) on investment transactions	$(70,752)	$3,415	$5,586,212	$2,673,999	$1,301,028	$(459)	$14,603	$(1,533)
Net unrealized appreciation (depreciation) of investments
Beginning of period	(1,073,188)	(110,457)	(712,219)	21,654,271	(1,786,846)	(16,457)	(35,801)	(49,563)
End of period	$(523,239)	$(33,179)	$15,140,646	$34,154,237	$2,138,878	$(12,153)	$(38,354)	$(29,105)
Change in net unrealized appreciation (depreciation) of investments	$549,949	$77,278	$15,852,865	$12,499,966	$3,925,724	$4,304	$(2,553)	$20,458
Net increase (decrease) in net assets from operations	$874,167	$76,701	$21,043,015	$15,753,474	$5,244,242	$8,668	$20,560	$27,645

The accompanying notes are an integral part of these financial statements.

14

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2023

	Fidelity VIP Freedom Funds – Service Class 2 Shares				Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2020	VIP Freedom 2025	VIP Freedom 2030	VIP Freedom	VIP FundsManager	VIP FundsManager	VIP FundsManager	VIP FundsManager
	Portfolio	Portfolio	Portfolio	Income Portfolio	20% Portfolio	50% Portfolio	70% Portfolio	85% Portfolio
Investment income
Dividend income	45,293	56,738	238,563	39,079	46,807	122,952	170,903	165,965

Total investment income	45,293	56,738	238,563	39,079	46,807	122,952	170,903	165,965
Expenses	4,427	6,373	31,459	2,873	3,607	14,507	26,449	33,328

Total expenses	4,427	6,373	31,459	2,873	3,607	14,507	26,449	33,328
Net investment income (loss)	$40,866	$50,365	$207,104	$36,206	$43,200	$108,445	$144,454	$132,637

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$(2,845)	$24,730	$71,047	$(3,444)	$(5,307)	$(16,467)	$(17,015)	$(52,660)

Capital gain distributions	$10,143	$—	$—	$—	$—	$—	$—	$—

Net realized gain (loss) on investment transactions	$7,298	$24,730	$71,047	$(3,444)	$(5,307)	$(16,467)	$(17,015)	$(52,660)
Net unrealized appreciation (depreciation) of investments
Beginning of period	(218,888)	(168,204)	(504,667)	(96,663)	(126,450)	(810,314)	(1,241,842)	(1,653,377)
End of period	$(97,400)	$20,199	$606,852	$(61,061)	$(72,908)	$(329,904)	$(105,723)	$40,089
Change in net unrealized appreciation (depreciation) of investments	$121,488	$188,403	$1,111,519	$35,602	$53,542	$480,410	$1,136,119	$1,693,466
Net increase (decrease) in net assets from operations	$169,652	$263,498	$1,389,670	$68,364	$91,435	$572,388	$1,263,558	$1,773,443

The accompanying notes are an integral part of these financial statements.

15

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2023

	Franklin Templeton Variable Insurance Products Trust – Class 2			Goldman Sachs Variable Insurance Trust – Institutional Class			Janus Henderson
	Developing Markets	Small – Mid Cap	Small Cap Value VIP		Small Cap Equity	Strategic Growth	VIT Balanced Portfolio (Service	VIT Enterprise Portfolio (Service
	VIP Fund	Growth VIP Fund	Fund	Mid Cap Value Fund	Insights Fund	Fund	Shares)	Shares)
Investment income
Dividend income	118,326	—	66,764	111,050	43,730	—	404,169	4,078

Total investment income	118,326	—	66,764	111,050	43,730	—	404,169	4,078
Expenses	51,300	72,577	63,722	94,866	33,694	224,266	92,270	36,148

Total expenses	51,300	72,577	63,722	94,866	33,694	224,266	92,270	36,148
Net investment income (loss)	$67,026	$(72,577)	$3,042	$16,184	$10,036	$(224,266)	$311,899	$(32,070)

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$(30,033)	$(398,954)	$(443,200)	$94,874	$20,778	$(516,791)	$324,576	$172,651

Capital gain distributions	$4,292	$—	$723,791	$273,511	$—	$1,073,064	$—	$333,477

Net realized gain (loss) on investment transactions	$(25,741)	$(398,954)	$280,591	$368,385	$20,778	$556,273	$324,576	$506,128
Net unrealized appreciation (depreciation) of investments
Beginning of period	(867,522)	(6,621,343)	(1,924,498)	(398,671)	(757,465)	(6,786,571)	2,437,668	359,208
End of period	$(276,602)	$(2,500,626)	$(689,420)	$312,188	$(66,637)	$1,322,517	$4,838,928	$574,261
Change in net unrealized appreciation (depreciation) of investments	$590,920	$4,120,717	$1,235,078	$710,859	$690,828	$8,109,088	$2,401,260	$215,053
Net increase (decrease) in net assets from operations	$632,205	$3,649,186	$1,518,711	$1,095,428	$721,642	$8,441,095	$3,037,735	$689,111

The accompanying notes are an integral part of these financial statements.

16

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2023

	Janus Henderson	PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Diversified International Account I	LargeCap Growth Account I	Core Plus Bond Account I	Government & High Quality Bond Account I	Short-Term Income Account I
Investment income
Dividend income	136,427	170,503	227,454	9,516	—	3,451	3,174	161

Total investment income	136,427	170,503	227,454	9,516	—	3,451	3,174	161
Expenses	430,573	45,363	46,731	2,247	1,211	351	408	26

Total expenses	430,573	45,363	46,731	2,247	1,211	351	408	26
Net investment income (loss)	$(294,146)	$125,140	$180,723	$7,269	$(1,211)	$3,100	$2,766	$135

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$1,259,919	$(29,849)	$(21,299)	$(6,531)	$(812)	$(247)	$(441)	$(1)

Capital gain distributions	$—	$176,096	$—	$—	$18,221	$—	$—	$—

Net realized gain (loss) on investment transactions	$1,259,919	$146,247	$(21,299)	$(6,531)	$17,409	$(247)	$(441)	$(1)
Net unrealized appreciation (depreciation) of investments
Beginning of period	(8,759,213)	(744,540)	(451,639)	(97,412)	(89,665)	(22,913)	(25,330)	(390)
End of period	$12,733,649	$(487,910)	$(348,392)	$21,003	$14,936	$(19,891)	$(21,775)	$(65)
Change in net unrealized appreciation (depreciation) of investments	$21,492,862	$256,630	$103,247	$118,415	$104,601	$3,022	$3,555	$325
Net increase (decrease) in net assets from operations
	$22,458,635	$528,017	$262,671	$119,153	$120,799	$5,875	$5,880	$459

The accompanying notes are an integral part of these financial statements.

17

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2023

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Capital Appreciation	Equity Income			SAM Balanced	SAM Conservative	SAM Conservative	SAM Flexible
	Account II	Account II	MidCap Account II	SmallCap Account II	Portfolio	Balanced Portfolio	Growth Portfolio	Income Portfolio
Investment income
Dividend income	36,403	202,221	—	1,200	1,224,198	267,499	1,748,736	74,097

Total investment income	36,403	202,221	—	1,200	1,224,198	267,499	1,748,736	74,097
Expenses	35,673	80,763	130,815	21,687	255,470	44,238	592,698	11,616

Total expenses	35,673	80,763	130,815	21,687	255,470	44,238	592,698	11,616
Net investment income (loss)	$730	$121,458	$(130,815)	$(20,487)	$968,728	$223,261	$1,156,038	$62,481

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$167,939	$246,688	$290,740	$(14,437)	$(429,633)	$(123,343)	$499,044	$(69,760)

Capital gain distributions	$360,752	$500,469	$385,756	$—	$2,435,897	$72,206	$5,897,366	$—

Net realized gain (loss) on investment transactions	$528,691	$747,157	$676,496	$(14,437)	$2,006,264	$(51,137)	$6,396,410	$(69,760)
Net unrealized appreciation (depreciation) of investments
Beginning of period	414,541	1,495,626	(443,857)	(386,882)	(9,481,934)	(1,500,114)	(5,163,108)	(504,371)
End of period	$1,088,908	$1,660,092	$2,391,572	$(3,218)	$(4,567,460)	$(603,651)	$6,105,210	$(294,346)
Change in net unrealized appreciation (depreciation) of investments	$674,367	$164,466	$2,835,429	$383,664	$4,914,474	$896,463	$11,268,318	$210,025
Net increase (decrease) in net assets from operations	$1,203,788	$1,033,081	$3,381,110	$348,740	$7,889,466	$1,068,587	$18,820,766	$202,746

The accompanying notes are an integral part of these financial statements.

18

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2023

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Strategic Growth Portfolio
Investment income
Dividend income	1,725,040

Total investment income	1,725,040
Expenses	753,910

Total expenses	753,910
Net investment income (loss)	$971,130

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$954,527

Capital gain distributions	$5,340,579

Net realized gain (loss) on investment transactions	$6,295,106
Net unrealized appreciation (depreciation) of investments
Beginning of period	(4,491,240)
End of period	$15,351,140
Change in net unrealized appreciation (depreciation) of investments	$19,842,380
Net increase (decrease) in net assets from operations	$27,108,616

The accompanying notes are an integral part of these financial statements.

19

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	American Funds Insurance Series
	Asset Allocation Fund		Capital Income Builder Fund		Capital World Growth and Income Fund		Global Growth Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$128,582	$86,074	$155,147	$122,518	$98,069	$100,194	$54,665	$27,758
Net realized gain (loss) from investment transactions	225,708	501,241	24,255	52,573	(42,248)	962,444	640,151	740,824
Change in net unrealized appreciation (depreciation) of investments	476,674	(1,290,860)	319,424	(532,689)	1,024,417	(1,938,646)	956,713	(2,710,708)

Net increase (decrease) in net assets from operations	830,964	(703,545)	498,826	(357,598)	1,080,238	(876,008)	1,651,529	(1,942,126)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	2,062,538	2,098,345	1,909,951	1,958,067	1,815,263	1,878,464	2,620,679	2,699,851
Transfers for contract benefits and terminations	(194,234)	(146,742)	(224,535)	(462,415)	(213,174)	(189,707)	(431,051)	(225,846)
Contract maintenance charges	(866,422)	(945,410)	(818,262)	(910,769)	(752,446)	(815,102)	(1,055,674)	(1,163,925)
Transfers between subaccounts (including fixed account), net	6,445	29,508	26,609	(121,122)	(18,472)	(39,478)	(59,478)	(8,575)

Net increase (decrease) in net assets from contract transactions	1,008,327	1,035,701	893,763	463,761	831,171	834,177	1,074,476	1,301,505

Total increase (decrease) in net assets	1,839,291	332,156	1,392,589	106,163	1,911,409	(41,831)	2,726,005	(640,621)
Net assets
Beginning of period	5,296,420	4,964,264	5,065,333	4,959,170	4,836,616	4,878,447	6,935,668	7,576,289

End of period	$7,135,711	$5,296,420	$6,457,922	$5,065,333	$6,748,025	$4,836,616	$9,661,673	$6,935,668

Analysis of increase (decrease) in units outstanding Units issued	71,621	70,366	80,767	68,378	56,090	61,215	71,019	74,794
Units redeemed	(10,317)	(6,304)	(16,210)	(33,499)	(8,577)	(10,379)	(19,871)	(8,733)

Increase (decrease) in units outstanding	61,304	64,062	64,557	34,879	47,513	50,836	51,148	66,061
Beginning units	335,800	271,738	373,154	338,275	301,371	250,535	366,344	300,283

Ending units	397,104	335,800	437,711	373,154	348,884	301,371	417,492	366,344

The accompanying notes are an integral part of these financial statements.

20

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	American Funds Insurance Series , continued						BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
	Growth Fund		Growth-Income Fund		International Fund		Sustainable U.S. Equity Portfolio
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$30,775	$13,147	$170,232	$125,034	$26,059	$29,406	$6,268	$(1,742)
Net realized gain (loss) from investment transactions	2,325,333	4,777,201	796,079	1,178,095	(32,078)	214,361	434,995	283,312
Change in net unrealized appreciation (depreciation) of investments	10,138,768	(16,537,423)	2,426,442	(3,456,844)	339,035	(663,452)	294,819	(1,197,225)

Net increase (decrease) in net assets from operations	12,494,876	(11,747,075)	3,392,753	(2,153,715)	333,016	(419,685)	736,082	(915,655)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	11,685,554	11,706,173	4,482,761	4,560,044	871,829	913,122	465,807	511,999
Transfers for contract benefits and terminations	(1,729,155)	(1,198,386)	(678,388)	(558,046)	(123,227)	(59,264)	(136,602)	(112,652)
Contract maintenance charges	(4,775,825)	(5,079,241)	(1,892,751)	(2,056,908)	(310,770)	(351,994)	(186,220)	(195,121)
Transfers between subaccounts (including fixed account), net	(565,628)	84,047	(160,802)	(133,046)	18,201	6,462	(99,063)	(16,885)

Net increase (decrease) in net assets from contract transactions	4,614,946	5,512,593	1,750,820	1,812,044	456,033	508,326	43,922	187,341

Total increase (decrease) in net assets	17,109,822	(6,234,482)	5,143,573	(341,671)	789,049	88,641	780,004	(728,314)
Net assets
Beginning of period	30,744,930	36,979,412	12,105,564	12,447,235	1,983,554	1,894,913	3,149,029	3,877,343

End of period	$47,854,752	$30,744,930	$17,249,137	$12,105,564	$2,772,603	$1,983,554	$3,929,033	$3,149,029

Analysis of increase (decrease) in units outstanding
Units issued	224,769	265,423	108,445	113,947	42,534	45,078	8,194	10,495
Units redeemed	(58,253)	(56,450)	(24,223)	(22,817)	(9,760)	(6,802)	(7,029)	(5,161)

Increase (decrease) in units outstanding	166,516	208,973	84,222	91,130	32,774	38,276	1,165	5,334
Beginning units	1,307,622	1,098,649	633,185	542,055	155,899	117,623	96,236	90,902

Ending units	1,474,138	1,307,622	717,407	633,185	188,673	155,899	97,401	96,236

The accompanying notes are an integral part of these financial statements.

21

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	BNY Mellon Variable Investment Fund – Service Class Shares		Calvert Variable Series, Inc.		DWS Investments VIT Funds – Class B Shares		DWS Variable Series I – Class A Shares
	Opportunistic Small Cap Portfolio		VP SRI Mid Cap Portfolio		DWS Equity 500 Index VIP		DWS Core Equity VIP
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$(51,289)	$(61,512)	$(1,652)	$(2,217)	$20,237	$15,931	$1,917	$(4,600)
Net realized gain (loss) from investment transactions	274,593	2,089,145	(12,106)	53,121	166,045	201,672	393,165	867,198
Change in net unrealized appreciation (depreciation) of investments	542,840	(3,878,270)	36,558	(110,050)	467,521	(845,642)	685,267	(1,799,972)

Net increase (decrease) in net assets from operations	766,144	(1,850,637)	22,800	(59,146)	653,803	(628,039)	1,080,349	(937,374)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	934,681	1,008,764	11,707	12,190	66,426	78,096	210,055	212,839
Transfers for contract benefits and terminations	(438,542)	(386,924)	(14,007)	(7,379)	(17,610)	(16,811)	(330,434)	(208,645)
Contract maintenance charges	(487,068)	(497,427)	(10,521)	(10,015)	(30,275)	(29,885)	(252,900)	(258,477)
Transfers between subaccounts (including fixed account), net	175,940	(65,620)	(3,197)	2,558	(33,844)	(150,962)	6,953	(76,243)

Net increase (decrease) in net assets from contract transactions	185,011	58,793	(16,018)	(2,646)	(15,303)	(119,562)	(366,326)	(330,526)

Total increase (decrease) in net assets	951,155	(1,791,844)	6,782	(61,792)	638,500	(747,601)	714,023	(1,267,900)
Net assets
Beginning of period	8,838,968	10,630,812	233,064	294,856	2,600,721	3,348,322	4,594,448	5,862,348

End of period	$9,790,123	$8,838,968	$239,846	$233,064	$3,239,221	$2,600,721	$5,308,471	$4,594,448

Analysis of increase (decrease) in units outstanding
Units issued	25,255	21,693	340	303	1,852	2,001	2,031	1,537
Units redeemed	(17,716)	(20,190)	(912)	(381)	(2,297)	(6,393)	(12,258)	(11,278)

Increase (decrease) in units outstanding	7,539	1,503	(572)	(78)	(445)	(4,392)	(10,227)	(9,741)
Beginning units	363,889	362,386	8,177	8,255	98,418	102,810	142,795	152,536

Ending units	371,428	363,889	7,605	8,177	97,973	98,418	132,568	142,795

The accompanying notes are an integral part of these financial statements.

22

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	DWS Variable Series I – Class A Shares				DWS Variable Series II – Class A Shares
	DWS CROCI International VIP		DWS Global Small Cap VIP		DWS CROCI U.S. VIP		DWS Government Money Market VIP
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$440,079	$404,671	$25,857	$(26,017)	$339,095	$380,178	$700,020	$90,883
Net realized gain (loss) from investment transactions	(59,484)	(111,875)	(153,093)	2,490,537	150,032	838,711	—	—
Change in net unrealized appreciation (depreciation) of investments	2,598,499	(2,927,532)	3,525,123	(7,057,444)	6,726,067	(8,420,811)	—	—

Net increase (decrease) in net assets from operations	2,979,094	(2,634,736)	3,397,887	(4,592,924)	7,215,194	(7,201,922)	700,020	90,883

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,619,949	1,713,940	1,523,216	1,585,388	2,981,288	3,190,643	1,796,634	1,871,162
Transfers for contract benefits and terminations	(753,606)	(645,981)	(632,765)	(685,000)	(1,644,648)	(1,519,675)	(810,981)	(622,931)
Contract maintenance charges	(806,590)	(753,431)	(730,536)	(699,138)	(1,751,507)	(1,655,615)	(949,147)	(921,502)
Transfers between subaccounts (including fixed account), net	(371,929)	(378,198)	(222,221)	61,063	(209,665)	(1,467,711)	380,009	(705,340)

Net increase (decrease) in net assets from contract transactions	(312,176)	(63,670)	(62,306)	262,313	(624,532)	(1,452,358)	416,515	(378,611)

Total increase (decrease) in net assets	2,666,918	(2,698,406)	3,335,581	(4,330,611)	6,590,662	(8,654,280)	1,116,535	(287,728)
Net assets
Beginning of period	16,729,512	19,427,918	14,298,144	18,628,755	36,799,247	45,453,527	17,381,551	17,669,279

End of period	$19,396,430	$16,729,512	$17,633,725	$14,298,144	$43,389,909	$36,799,247	$18,498,086	$17,381,551

Analysis of increase (decrease) in units outstanding
Units issued	76,032	104,092	34,832	42,056	27,396	24,504	123,734	148,749
Units redeemed	(112,648)	(110,394)	(34,167)	(28,720)	(42,905)	(60,335)	(83,313)	(180,784)

Increase (decrease) in units outstanding	(36,616)	(6,302)	665	13,336	(15,509)	(35,831)	40,421	(32,035)
Beginning units	1,991,898	1,998,200	637,571	624,235	1,034,968	1,070,799	1,582,108	1,614,143

Ending units	1,955,282	1,991,898	638,236	637,571	1,019,459	1,034,968	1,622,529	1,582,108

The accompanying notes are an integral part of these financial statements.

23

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	DWS Variable Series II –Class A Shares , Continued				Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
	DWS High Income VIP		DWS Small Mid Cap Growth VIP		VIP Growth Portfolio		VIP Index 500 Portfolio
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$394,970	$387,972	$(3,992)	$(4,468)	$(396,062)	$(78,501)	$579,509	$514,982
Net realized gain (loss) from investment transactions	(70,752)	(90,078)	3,415	38,635	5,586,212	6,132,770	2,673,999	2,051,192
Change in net unrealized appreciation (depreciation) of investments	549,949	(1,173,828)	77,278	(218,657)	15,852,865	(25,573,491)	12,499,966	(16,507,472)

Net increase (decrease) in net assets from operations	874,167	(875,934)	76,701	(184,490)	21,043,015	(19,519,222)	15,753,474	(13,941,298)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	864,067	925,192	30,436	31,188	7,659,489	7,708,087	8,464,519	8,616,202
Transfers for contract benefits and terminations	(426,179)	(328,656)	(10,356)	(18,517)	(3,008,801)	(2,432,899)	(3,030,266)	(2,453,451)
Contract maintenance charges	(423,206)	(414,733)	(31,357)	(33,294)	(3,695,908)	(3,594,854)	(3,787,230)	(3,790,759)
Transfers between subaccounts (including fixed account), net	84,738	(333,806)	(172)	(6,596)	(1,520,821)	(172,673)	(678,477)	(680,572)

Net increase (decrease) in net assets from contract transactions	99,420	(152,003)	(11,449)	(27,219)	(566,041)	1,507,661	968,546	1,691,420

Total increase (decrease) in net assets	973,587	(1,027,937)	65,252	(211,709)	20,476,974	(18,011,561)	16,722,020	(12,249,878)
Net assets
Beginning of period	8,182,987	9,210,924	439,108	650,817	59,566,530	77,578,091	61,601,259	73,851,137

End of period	$9,156,574	$8,182,987	$504,360	$439,108	$80,043,504	$59,566,530	$78,323,279	$61,601,259

Analysis of increase (decrease) in units outstanding
Units issued	21,500	14,603	1,324	1,198	64,234	93,668	95,877	104,175
Units redeemed	(16,610)	(20,495)	(2,397)	(3,685)	(79,067)	(64,129)	(72,567)	(60,887)

Increase (decrease) in units outstanding	4,890	(5,892)	(1,073)	(2,487)	(14,833)	29,539	23,310	43,288
Beginning units	344,923	350,815	43,365	45,852	1,478,714	1,449,175	1,656,327	1,613,039

Ending units	349,813	344,923	42,292	43,365	1,463,881	1,478,714	1,679,637	1,656,327

The accompanying notes are an integral part of these financial statements.

24

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class , Continued		Fidelity VIP Freedom Funds –Service Class 2 Shares
	VIP Mid Cap Portfolio		VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$17,490	$(29,641)	$4,823	$2,111	$8,510	$3,760	$8,720	$4,605
Net realized gain (loss) from investment transactions	1,301,028	2,562,721	(459)	7,339	14,603	12,366	(1,533)	27,390
Change in net unrealized appreciation (depreciation) of investments	3,925,724	(8,777,858)	4,304	(27,480)	(2,553)	(51,537)	20,458	(78,800)

Net increase (decrease) in net assets from operations	5,244,242	(6,244,778)	8,668	(18,030)	20,560	(35,411)	27,645	(46,805)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	4,550,375	4,778,369	12,640	16,228	40,458	43,416	42,690	45,726
Transfers for contract benefits and terminations	(1,689,207)	(1,449,144)	(1,872)	(12,703)	(3,166)	(14,272)	(51,694)	(7,436)
Contract maintenance charges	(1,731,034)	(1,808,705)	(7,740)	(8,365)	(17,624)	(17,479)	(18,250)	(18,511)
Transfers between subaccounts (including fixed account), net	(92,592)	(547,598)	875	(1,617)	(532)	(735)	1,198	462

Net increase (decrease) in net assets from contract transactions	1,037,542	972,922	3,903	(6,457)	19,136	10,930	(26,056)	20,241

Total increase (decrease) in net assets	6,281,784	(5,271,856)	12,571	(24,487)	39,696	(24,481)	1,589	(26,564)
Net assets
Beginning of period	35,441,540	40,713,396	115,633	140,120	223,722	248,203	281,104	307,668

End of period	$41,723,324	$35,441,540	$128,204	$115,633	$263,418	$223,722	$282,693	$281,104

Analysis of increase (decrease) in units outstanding
Units issued	76,657	71,609	521	1,077	1,379	1,442	1,240	1,356
Units redeemed	(38,300)	(32,984)	(300)	(1,456)	(400)	(909)	(2,490)	(363)

Increase (decrease) in units outstanding	38,357	38,625	221	(379)	979	533	(1,250)	993
Beginning units	993,558	954,933	6,845	7,224	11,845	11,312	14,152	13,159

Ending units	1,031,915	993,558	7,066	6,845	12,824	11,845	12,902	14,152

The accompanying notes are an integral part of these financial statements.

25

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Fidelity VIP Freedom Funds – Service Class 2 Shares , continued
	VIP Freedom 2020 Portfolio		VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$40,866	$22,557	$50,365	$32,435	$207,104	$144,646	$36,206	$15,910
Net realized gain (loss) from investment transactions	7,298	136,046	24,730	163,890	71,047	683,823	(3,444)	36,637
Change in net unrealized appreciation (depreciation) of investments	121,488	(422,867)	188,403	(609,670)	1,111,519	(2,797,441)	35,602	(179,176)

Net increase (decrease) in net assets from operations	169,652	(264,264)	263,498	(413,345)	1,389,670	(1,968,972)	68,364	(126,629)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	212,768	230,910	339,992	408,613	1,440,178	1,566,186	223,179	217,640
Transfers for contract benefits and terminations	(77,369)	(49,207)	(138,735)	(144,721)	(786,773)	(238,317)	(84,182)	(64,372)
Contract maintenance charges	(85,635)	(93,583)	(142,152)	(149,677)	(547,769)	(579,435)	(91,440)	(93,549)
Transfers between subaccounts (including fixed account), net	(3,005)	(16,171)	(122,165)	(22,987)	(195,826)	(73,511)	(35,649)	(25,059)

Net increase (decrease) in net assets from contract transactions	46,759	71,949	(63,060)	91,228	(90,190)	674,923	11,908	34,660

Total increase (decrease) in net assets	216,411	(192,315)	200,438	(322,117)	1,299,480	(1,294,049)	80,272	(91,969)
Net assets
Beginning of period	1,408,795	1,601,110	2,056,193	2,378,310	9,904,804	11,198,853	923,095	1,015,064

End of period	$1,625,206	$1,408,795	$2,256,631	$2,056,193	$11,204,284	$9,904,804	$1,003,367	$923,095

Analysis of increase (decrease) in units outstanding
Units issued	5,767	6,347	8,199	11,199	31,554	36,269	8,550	7,664
Units redeemed	(3,646)	(3,080)	(10,855)	(7,615)	(35,309)	(8,171)	(7,784)	(5,375)

Increase (decrease) in units outstanding	2,121	3,267	(2,656)	3,584	(3,755)	28,098	766	2,289
Beginning units	68,327	65,060	92,692	89,108	430,079	401,981	60,128	57,839

Ending units	70,448	68,327	90,036	92,692	426,324	430,079	60,894	60,128

The accompanying notes are an integral part of these financial statements.

26

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP FundsManager 20% Portfolio		VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$43,200	$21,822	$108,445	$73,665	$144,454	$102,351	$132,637	$71,962
Net realized gain (loss) from investment transactions	(5,307)	67,275	(16,467)	712,341	(17,015)	1,575,173	(52,660)	2,120,472
Change in net unrealized appreciation (depreciation) of investments	53,542	(203,795)	480,410	(1,482,353)	1,136,119	(3,226,398)	1,693,466	(4,289,889)

Net increase (decrease) in net assets from operations	91,435	(114,698)	572,388	(696,347)	1,263,558	(1,548,874)	1,773,443	(2,097,455)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	316,743	323,975	981,478	966,394	1,336,685	1,406,375	1,501,105	1,568,696
Transfers for contract benefits and terminations	(34,850)	(44,967)	(294,337)	(165,648)	(579,416)	(815,835)	(520,163)	(396,849)
Contract maintenance charges	(133,924)	(136,595)	(397,459)	(387,124)	(521,862)	(532,148)	(596,281)	(616,497)
Transfers between subaccounts (including fixed account), net	(19,772)	(35,368)	(29,416)	(46,489)	(74,559)	(137,175)	(140,130)	(195,992)

Net increase (decrease) in net assets from contract transactions	128,197	107,045	260,266	367,133	160,848	(78,783)	244,531	359,358

Total increase (decrease) in net assets	219,632	(7,653)	832,654	(329,214)	1,424,406	(1,627,657)	2,017,974	(1,738,097)
Net assets
Beginning of period	1,112,464	1,120,117	4,473,438	4,802,652	8,193,393	9,821,050	10,188,027	11,926,124

End of period	$1,332,096	$1,112,464	$5,306,092	$4,473,438	$9,617,799	$8,193,393	$12,206,001	$10,188,027

Analysis of increase (decrease) in units outstanding
Units issued	10,944	10,701	25,570	24,028	29,490	31,589	30,389	30,787
Units redeemed	(2,654)	(3,728)	(12,972)	(6,087)	(22,801)	(33,842)	(21,149)	(17,235)

Increase (decrease) in units outstanding	8,290	6,973	12,598	17,941	6,689	(2,253)	9,240	13,552
Beginning units	74,117	67,144	224,667	206,726	356,464	358,717	404,045	390,493

Ending units	82,407	74,117	237,265	224,667	363,153	356,464	413,285	404,045

The accompanying notes are an integral part of these financial statements.

27

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Franklin Templeton Variable Insurance Products Trust – Class 2						Goldman Sachs Variable Insurance Trust – Institutional Class
	Developing Markets VIP Fund		Small – Mid Cap Growth VIP Fund		Small Cap Value VIP Fund		Mid Cap Value Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$67,026	$96,169	$(72,577)	$(72,166)	$3,042	$58,268	$16,184	$(22,398)
Net realized gain (loss) from investment transactions	(25,741)	412,759	(398,954)	3,599,111	280,591	2,096,137	368,385	1,858,214
Change in net unrealized appreciation (depreciation) of investments	590,920	(2,032,281)	4,120,717	(10,375,431)	1,235,078	(3,598,130)	710,859	(3,195,984)

Net increase (decrease) in net assets from operations	632,205	(1,523,353)	3,649,186	(6,848,486)	1,518,711	(1,443,725)	1,095,428	(1,360,168)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	513,426	550,879	2,206,274	2,316,241	1,517,789	1,572,465	522,545	557,722
Transfers for contract benefits and terminations	(204,756)	(213,465)	(838,052)	(724,187)	(708,936)	(559,006)	(449,983)	(371,302)
Contract maintenance charges	(238,986)	(239,530)	(929,819)	(942,246)	(583,954)	(624,055)	(439,737)	(414,233)
Transfers between subaccounts (including fixed account), net	(47,819)	103,615	(309,545)	292,448	(124,118)	(569,236)	111,137	(519,709)

Net increase (decrease) in net assets from contract transactions	21,865	201,499	128,858	942,256	100,781	(179,832)	(256,038)	(747,522)

Total increase (decrease) in net assets	654,070	(1,321,854)	3,778,044	(5,906,230)	1,619,492	(1,623,557)	839,390	(2,107,690)
Net assets
Beginning of period	5,414,016	6,735,870	13,828,584	19,734,814	12,195,661	13,819,218	10,602,220	12,709,910

End of period	$6,068,086	$5,414,016	$17,606,628	$13,828,584	$13,815,153	$12,195,661	$11,441,610	$10,602,220

Analysis of increase (decrease) in units outstanding
Units issued	11,007	17,625	30,214	51,271	33,663	27,484	4,048	2,781
Units redeemed	(9,956)	(7,943)	(25,913)	(24,769)	(29,551)	(33,933)	(8,466)	(18,963)

Increase (decrease) in units outstanding	1,051	9,682	4,301	26,502	4,112	(6,449)	(4,418)	(16,182)
Beginning units	254,745	245,063	452,833	426,331	412,437	418,886	193,604	209,786

Ending units	255,796	254,745	457,134	452,833	416,549	412,437	189,186	193,604

The accompanying notes are an integral part of these financial statements.

28

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Goldman Sachs Variable Insurance Trust – Institutional Class , continued				Janus Henderson
	Small Cap Equity Insights Fund		Strategic Growth Fund		VIT Balanced Portfolio (Service Shares)		VIT Enterprise Portfolio (Service Shares)
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$10,036	$(20,826)	$(224,266)	$(218,661)	$311,899	$148,869	$(32,070)	$(24,365)
Net realized gain (loss) from investment transactions	20,778	39,608	556,273	4,365,406	324,576	862,373	506,128	946,409
Change in net unrealized appreciation (depreciation) of investments	690,828	(1,022,899)	8,109,088	(14,741,471)	2,401,260	(4,979,967)	215,053	(1,794,459)

Net increase (decrease) in net assets from operations	721,642	(1,004,117)	8,441,095	(10,594,726)	3,037,735	(3,968,725)	689,111	(872,415)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	273,520	288,820	1,161,917	1,228,695	2,958,258	3,073,854	160,229	170,033
Transfers for contract benefits and terminations	(152,629)	(133,098)	(979,763)	(907,776)	(834,115)	(598,910)	(125,792)	(73,884)
Contract maintenance charges	(142,231)	(148,780)	(968,469)	(861,699)	(1,163,466)	(1,212,830)	(156,441)	(150,366)
Transfers between subaccounts (including fixed account), net	15,776	(113,740)	(858,863)	513,361	(26,834)	(289,428)	(113,087)	(82,673)

Net increase (decrease) in net assets from contract transactions	(5,564)	(106,798)	(1,645,178)	(27,419)	933,843	972,686	(235,091)	(136,890)

Total increase (decrease) in net assets	716,078	(1,110,915)	6,795,917	(10,622,145)	3,971,578	(2,996,039)	454,020	(1,009,305)
Net assets
Beginning of period	3,918,646	5,029,561	21,332,398	31,954,543	20,179,066	23,175,105	4,207,447	5,216,752

End of period	$4,634,724	$3,918,646	$28,128,315	$21,332,398	$24,150,644	$20,179,066	$4,661,467	$4,207,447

Analysis of increase (decrease) in units outstanding
Units issued	3,907	3,663	4,547	23,506	57,979	55,883	1,335	2,793
Units redeemed	(3,720)	(8,175)	(44,556)	(24,690)	(27,341)	(22,651)	(6,470)	(5,202)

Increase (decrease) in units outstanding	187	(4,512)	(40,009)	(1,184)	30,638	33,232	(5,135)	(2,409)
Beginning units	118,603	123,115	637,964	639,148	682,558	649,326	97,116	99,525

Ending units	118,790	118,603	597,955	637,964	713,196	682,558	91,981	97,116

The accompanying notes are an integral part of these financial statements.

29

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Janus Henderson , continued		PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
	VIT Forty Portfolio (Institutional Shares)		VIT International Bond Portfolio (U.S. Dollar-Hedged)		VIT Low Duration Portfolio		Diversified International Account I
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$(294,146)	$(285,919)	$125,140	$48,892	$180,723	$55,866	$7,269	$17,651
Net realized gain (loss) from investment transactions	1,259,919	10,435,807	146,247	4,868	(21,299)	(24,757)	(6,531)	70,349
Change in net unrealized appreciation (depreciation) of investments	21,492,862	(39,077,357)	256,630	(793,745)	103,247	(447,823)	118,415	(271,422)

Net increase (decrease) in net assets from operations	22,458,635	(28,927,469)	528,017	(739,985)	262,671	(416,714)	119,153	(183,422)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	6,429,700	6,612,155	750,895	798,461	710,354	758,417	51,783	66,124
Transfers for contract benefits and terminations	(2,581,886)	(2,238,430)	(294,119)	(229,495)	(280,705)	(309,631)	(52,984)	(26,355)
Contract maintenance charges	(3,272,788)	(3,192,875)	(368,870)	(358,133)	(347,969)	(343,456)	(21,721)	(21,265)
Transfers between subaccounts (including fixed account), net	(1,874,468)	1,377,959	123,112	(263,410)	126,707	(116,113)	(25,858)	(16,362)

Net increase (decrease) in net assets from contract transactions	(1,299,442)	2,558,809	211,018	(52,577)	208,387	(10,783)	(48,780)	2,142

Total increase (decrease) in net assets	21,159,193	(26,368,660)	739,035	(792,562)	471,058	(427,497)	70,373	(181,280)
Net assets
Beginning of period	57,846,788	84,215,448	6,235,006	7,027,568	6,097,188	6,524,685	728,444	909,724

End of period	$79,005,981	$57,846,788	$6,974,041	$6,235,006	$6,568,246	$6,097,188	$798,817	$728,444

Analysis of increase (decrease) in units outstanding
Units issued	54,956	115,445	26,636	28,372	34,004	39,582	3,353	5,518
Units redeemed	(93,435)	(53,649)	(14,630)	(26,173)	(18,047)	(37,780)	(7,549)	(5,261)

Increase (decrease) in units outstanding	(38,479)	61,796	12,006	2,199	15,957	1,802	(4,196)	257
Beginning units	1,763,452	1,701,656	310,890	308,691	414,974	413,172	66,083	65,826

Ending units	1,724,973	1,763,452	322,896	310,890	430,931	414,974	61,887	66,083

The accompanying notes are an integral part of these financial statements.

30

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
	LargeCap Growth Account I		Core Plus Bond Account I		Government & High Quality Bond Account I		Short-Term Income Account I
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$(1,211)	$(1,149)	$3,100	$3,374	$2,766	$1,541	$135	$60
Net realized gain (loss) from investment transactions	17,409	40,759	(247)	(120)	(441)	(308)	(1)	9
Change in net unrealized appreciation (depreciation) of investments	104,601	(198,928)	3,022	(22,505)	3,555	(19,376)	325	(280)

Net increase (decrease) in net assets from operations	120,799	(159,318)	5,875	(19,251)	5,880	(18,143)	459	(211)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	16,845	18,036	4,479	5,481	5,677	6,806	2,500	2,500
Transfers for contract benefits and terminations	(2,402)	1	—	(6,397)	—	—	—	(1)
Contract maintenance charges	(7,112)	(6,749)	(2,268)	(2,241)	(2,904)	(2,830)	(285)	(276)
Transfers between subaccounts (including fixed account), net	(7,881)	(5,388)	157	64	(767)	(630)	—	—

Net increase (decrease) in net assets from contract transactions	(550)	5,900	2,368	(3,093)	2,006	3,346	2,215	2,223

Total increase (decrease) in net assets	120,249	(153,418)	8,243	(22,344)	7,886	(14,797)	2,674	2,012
Net assets
Beginning of period	305,925	459,343	115,332	137,676	134,228	149,025	7,409	5,397

End of period	$426,174	$305,925	$123,575	$115,332	$142,114	$134,228	$10,083	$7,409

Analysis of increase (decrease) in units outstanding
Units issued	891	1,102	338	1,001	446	546	217	222
Units redeemed	(988)	(741)	(97)	(1,265)	(226)	(194)	—	—

Increase (decrease) in units outstanding	(97)	361	241	(264)	220	352	217	222
Beginning units	24,589	24,228	11,986	12,250	14,806	14,454	742	520

Ending units	24,492	24,589	12,227	11,986	15,026	14,806	959	742

The accompanying notes are an integral part of these financial statements.

31

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Capital Appreciation Account II		Equity Income Account II		MidCap Account II		SmallCap Account II
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$730	$851	$121,458	$104,209	$(130,815)	$(128,606)	$(20,487)	$(22,707)
Net realized gain (loss) from investment transactions	528,691	840,606	747,157	1,410,556	676,496	1,924,192	(14,437)	476,425
Change in net unrealized appreciation (depreciation) of investments	674,367	(2,001,415)	164,466	(2,882,377)	2,835,429	(6,248,716)	383,664	(1,144,081)

Net increase (decrease) in net assets from operations	1,203,788	(1,159,958)	1,033,081	(1,367,612)	3,381,110	(4,453,130)	348,740	(690,363)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	251,558	287,776	539,022	559,365	800,691	827,236	136,702	147,793
Transfers for contract benefits and terminations	(357,279)	(459,903)	(357,473)	(358,804)	(512,255)	(640,806)	(74,022)	(96,401)
Contract maintenance charges	(147,993)	(149,123)	(305,235)	(302,529)	(519,553)	(504,899)	(114,258)	(106,641)
Transfers between subaccounts (including fixed account), net	(131,073)	(86,637)	(250,492)	(71,375)	(262,596)	(141,355)	(18,127)	(43,914)

Net increase (decrease) in net assets from contract transactions	(384,787)	(407,887)	(374,178)	(173,343)	(493,713)	(459,824)	(69,705)	(99,163)

Total increase (decrease) in net assets	819,001	(1,567,845)	658,903	(1,540,955)	2,887,397	(4,912,954)	279,035	(789,526)
Net assets
Beginning of period	5,103,373	6,671,218	10,501,778	12,042,733	13,933,005	18,845,959	2,439,033	3,228,559

End of period	$5,922,374	$5,103,373	$11,160,681	$10,501,778	$16,820,402	$13,933,005	$2,718,068	$2,439,033

Analysis of increase (decrease) in units outstanding
Units issued	4,175	4,048	7,179	6,481	1,218	2,731	4,887	3,948
Units redeemed	(15,117)	(18,852)	(16,983)	(9,760)	(4,941)	(8,267)	(9,159)	(10,294)

Increase (decrease) in units outstanding	(10,942)	(14,804)	(9,804)	(3,279)	(3,723)	(5,536)	(4,272)	(6,346)
Beginning units	147,629	162,433	276,153	279,432	89,095	94,631	164,270	170,616

Ending units	136,687	147,629	266,349	276,153	85,372	89,095	159,998	164,270

The accompanying notes are an integral part of these financial statements.

32

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Balanced Portfolio		SAM Conservative Balanced Portfolio		SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$968,728	$915,446	$223,261	$171,688	$1,156,038	$1,444,462	$62,481	$59,915
Net realized gain (loss) from investment transactions	2,006,264	7,073,764	(51,137)	882,891	6,396,410	12,572,463	(69,760)	160,543
Change in net unrealized appreciation (depreciation) of investments	4,914,474	(18,035,783)	896,463	(2,659,067)	11,268,318	(36,925,041)	210,025	(622,794)

Net increase (decrease) in net assets from operations	7,889,466	(10,046,573)	1,068,587	(1,604,488)	18,820,766	(22,908,116)	202,746	(402,336)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	7,632,354	7,843,368	1,466,777	1,580,518	12,302,315	12,970,656	321,232	361,169
Transfers for contract benefits and terminations	(2,429,299)	(2,181,969)	(474,716)	(448,156)	(5,450,983)	(4,483,961)	(240,889)	(222,607)
Contract maintenance charges	(3,364,394)	(3,363,125)	(678,762)	(678,506)	(5,456,622)	(5,550,385)	(171,516)	(185,095)
Transfers between subaccounts (including fixed account), net	(591,735)	(463,308)	59,022	(102,012)	(2,098,802)	(698,384)	(59,517)	(30,031)

Net increase (decrease) in net assets from contract transactions	1,246,926	1,834,966	372,321	351,844	(704,092)	2,237,926	(150,690)	(76,564)

Total increase (decrease) in net assets	9,136,392	(8,211,607)	1,440,908	(1,252,644)	18,116,674	(20,670,190)	52,056	(478,900)
Net assets
Beginning of period	51,420,436	59,632,043	9,250,500	10,503,144	103,002,928	123,673,118	2,436,817	2,915,717

End of period	$60,556,828	$51,420,436	$10,691,408	$9,250,500	$121,119,602	$103,002,928	$2,488,873	$2,436,817

Analysis of increase (decrease) in units outstanding
Units issued	142,686	149,743	52,705	44,071	175,058	222,158	9,980	10,653
Units redeemed	(82,867)	(72,692)	(33,795)	(28,350)	(203,806)	(131,917)	(20,701)	(18,270)

Increase (decrease) in units outstanding	59,819	77,051	18,910	15,721	(28,748)	90,241	(10,721)	(7,617)
Beginning units	2,211,196	2,134,145	458,902	443,181	3,814,048	3,723,807	135,105	142,722

Ending units	2,271,015	2,211,196	477,812	458,902	3,785,300	3,814,048	124,384	135,105

The accompanying notes are an integral part of these financial statements.

33

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios , Continued
	SAM Strategic Growth Portfolio
	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$971,130	$1,916,293
Net realized gain (loss) from investment transactions	6,295,106	15,717,143
Change in net unrealized appreciation (depreciation) of investments	19,842,380	(48,321,046)

Net increase (decrease) in net assets from operations	27,108,616	(30,687,610)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	16,060,033	16,777,777
Transfers for contract benefits and terminations	(7,117,836)	(5,299,293)
Contract maintenance charges	(6,913,471)	(7,058,041)
Transfers between subaccounts (including fixed account), net	(2,868,262)	(1,851,263)

Net increase (decrease) in net assets from contract transactions	(839,536)	2,569,180

Total increase (decrease) in net assets	26,269,080	(28,118,430)
Net assets
Beginning of period	129,535,185	157,653,615

End of period	$155,804,265	$129,535,185

Analysis of increase (decrease) in units outstanding
Units issued	209,718	265,257
Units redeemed	(218,961)	(155,927)

Increase (decrease) in units outstanding	(9,243)	109,330
Beginning units	4,485,699	4,376,369

Ending units	4,476,456	4,485,699

The accompanying notes are an integral part of these financial statements.

34

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

1. The Company

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life, Life Accumulator and EssentialLife Variable Universal Life policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested, at the direction of the policyholders, in the subaccounts that comprise the Account. The Account is currently composed of fifty-seven subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The risk of unfavorable investment performance is borne by the policyholder. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Universal Life portfolio includes:

American Funds Insurance Series

Asset Allocation Fund

Capital Income Builder Fund

Capital World Growth and Income Fund

Global Growth Fund

Growth Fund

Growth-Income Fund

International Fund

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

Sustainable U.S. Equity Portfolio

BNY Mellon Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Calvert Variable Series, Inc.

VP SRI Mid Cap Portfolio

DWS Investments VIT Funds – Class B

DWS Equity 500 Index VIP

35

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

1. The Company, continued

DWS Variable Series I – Class A Shares

DWS Core Equity VIP

DWS CROCI International VIP

DWS Global Small Cap VIP

DWS Variable Series II – Class A Shares

DWS CROCI U.S. VIP

DWS Government Money Market VIP

DWS High Income VIP

DWS Small Mid Cap Growth VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Developing Markets VIP Fund

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class

Mid Cap Value Fund

Small Cap Equity Insights Fund

Strategic Growth Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Enterprise Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

36

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

1. The Company, continued

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds

Diversified International Account I

LargeCap Growth Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds

Core Plus Bond Account I

Government & High Quality Bond Account I

Short-Term Income Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account II

Equity Income Account II

MidCap Account II

SmallCap Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (the “Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

37

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Account is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies . The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2023. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A change may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends

Dividend income received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Capital Gain Distributions

Capital gain distributions received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

38

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

2. Significant Accounting Policies

Fair Value Measurements

The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

39

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

3. Expenses and Related Party Transactions

Fees and Charges	Variable Universal Life	Life Accumulator	EssentialLife Variable Universal Life
Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% – 0.70%	0.30% – 0.60%
Contract Maintenance Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%	3% – 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender	N/A	$11.52 – $51.68 per $1,000 of face amount	N/A
Deferred Sales Charge Component	$50 –$75 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Administrative Component	$5.32 – $17.50 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Increase in Principal Sum Charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	N/A	N/A
Transfer Charge
This charge is assessed through the redemption of units.	$0 – $25	$0 – $25	$0 – $25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5	$5	$0 – $25
Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5 – $8	$7 – $10	$12
Cost of Insurance Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.06 –$83.07 per $1,000 of benefit amount	$0.03 –$83.33 per $1,000 of benefit amount	$0.01 – $37.12 per $1,000 of benefit amount
Table Rating Factor Charge
This factor is multiplied by cost of insurance charge monthly on the issue date and on each monthly due date.	N/A	N/A	Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0.
Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	N/A

40

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

Contract Charges
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0 – $1,000 per $1,000 of benefit amount	$0 – $1,000 per $1,000 of benefit amount	$0 – $1.25 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	N/A	$0.24 – $0.88 per $1,000 of benefit amount	$0.06 –$2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account.	1.5% –5.0% of the policy loan balance	0.25% of the policy loan balance	2% – 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04 – $0.38 per $1,000 of rider	N/A	$0.04 –$0.56 per $1,000 of rider
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under this rider.	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4 – $40 per $100 of monthly benefit	$4 – $40 per $100 of monthly benefit	$4 – $62 per $100 of monthly benefit
Disability Waiver Rider
This charge is assessed monthly on the issue date and on each monthly due date.	4% – 40% of all other monthly charges	N/A	N/A
Waiver of Deduction Rider
This charge is assessed monthly on the issue date and on each monthly due date.	N/A	N/A	4% – 60% of all other monthly charges
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78 – $0.87 per $1,000 of rider amount	N/A	$0.78 –$0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09 –$4.35 per $1,000 of rider amount	N/A	N/A
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	N/A	N/A

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the policyholders, which currently range up to 2%.

Related Party Transactions

Farmers Financial Solutions, LLC (“FFS”), a wholly-owned subsidiary of Farmers Exchanges, is the principal underwriter and distributor for the separate account. FFS may receive compensation from some of the portfolios’ service providers for administrative and other services performed relating to Variable Account operations.

41

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2023 consist of the following:

	Purchases	Sales
American Funds Insurance Series
Asset Allocation Fund	$1,549,502	$177,560
Capital Income Builder Fund	1,281,986	233,076
Capital World Growth and Income Fund	1,085,230	155,990
Global Growth Fund	2,185,729	429,743
Growth Fund	8,508,413	1,683,160
Growth-Income Fund	3,230,569	544,631
International Fund	618,703	136,612
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio	$712,556	$251,232
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$828,866	$483,112
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$9,723	$27,393
DWS Investments VIT Funds – Class B Shares
DWS Equity 500 Index VIP	$228,767	$73,983
DWS Variable Series I – Class A Shares
DWS Core Equity VIP	389,453	472,134
DWS CROCI International VIP	1,257,696	1,129,794
DWS Global Small Cap VIP	955,810	902,531
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP	$1,538,549	$1,823,986
DWS Government Money Market VIP	2,101,789	990,651
DWS High Income VIP	925,465	431,075
DWS Small Mid Cap Growth VIP	28,504	27,796
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio	$6,469,920	$4,069,582
VIP Index 500 Portfolio	5,485,276	3,314,893
VIP Mid Cap Portfolio	3,771,940	1,624,630
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$14,080	$5,354
VIP Freedom 2010 Portfolio	51,520	8,138
VIP Freedom 2015 Portfolio	40,357	51,986
VIP Freedom 2020 Portfolio	177,670	79,902
VIP Freedom 2025 Portfolio	244,987	257,683
VIP Freedom 2030 Portfolio	991,718	874,804
VIP Freedom Income Portfolio	172,530	124,416

42

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

4. Purchases and Sales of Investments

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$213,408	$42,011
VIP FundsManager 50% Portfolio	648,087	279,376
VIP FundsManager 70% Portfolio	876,047	570,745
VIP FundsManager 85% Portfolio	970,876	593,709
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund	$346,533	$253,349
Small – Mid Cap Growth VIP Fund	985,626	929,345
Small Cap Value VIP Fund	1,770,224	942,611
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund	$576,691	$543,034
Small Cap Equity Insights Fund	163,973	159,501
Strategic Growth Fund	1,229,807	2,026,187
Janus Henderson
VIT Balanced Portfolio (Service Shares)	$2,138,726	$892,984
VIT Enterprise Portfolio (Service Shares)	386,735	320,418
VIT Forty Portfolio (Institutional Shares)	2,372,376	3,965,962
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)	$834,633	$322,379
VIT Low Duration Portfolio	682,188	293,078
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
Diversified International Account I	$48,404	$89,915
LargeCap Growth Account I	31,217	14,758
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
Core Plus Bond Account I	$6,646	$1,178
Government & High Quality Bond Account I	7,175	2,404
Short-Term Income Account I	2,374	24
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II	$540,828	$564,133
Equity Income Account II	931,067	683,318
MidCap Account II	539,994	778,766
SmallCap Account II	69,342	159,533
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$6,990,413	$2,338,863
SAM Conservative Balanced Portfolio	1,411,046	743,259
SAM Conservative Growth Portfolio	12,186,347	5,837,035
SAM Flexible Income Portfolio	252,969	341,179
SAM Strategic Growth Portfolio	12,834,308	7,362,135

	$94,905,368	$51,437,036

43

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
BNY Mellon Sustainable U.S. Equity Portfolio Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2023	9,144	945	(1,478)	8,611	$31.53
	2022	8,852	570	(278)	9,144	25.76
BNY Mellon Variable Investment Fund – Service Class Shares subaccount
Opportunistic Small Cap Portfolio	2023	224,199	8,178	(10,378)	221,999	$25.25
	2022	231,448	4,276	(11,525)	224,199	23.37
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2023	8,177	340	(912)	7,605	$31.54
	2022	8,255	303	(381)	8,177	28.50
DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2023	—	—	—	—	$—
	2022	—	—	—	—	—
DWS Core Equity VIP	2023	142,795	2,031	(12,258)	132,568	40.04
	2022	152,536	1,537	(11,278)	142,795	32.18
DWS CROCI International VIP	2023	1,713,895	53,455	(90,729)	1,676,621	9.51
	2022	1,740,421	74,275	(100,801)	1,713,895	8.06
DWS Global Small Cap VIP	2023	395,046	12,112	(19,271)	387,887	31.17
	2022	393,145	14,017	(12,116)	395,046	25.24
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2023	872,597	17,491	(33,513)	856,575	$45.05
	2022	908,264	15,237	(50,904)	872,597	37.64
DWS Government Money Market VIP	2023	1,203,684	48,717	(50,125)	1,202,276	11.66
	2022	1,256,773	64,505	(117,594)	1,203,684	11.23
DWS High Income VIP	2023	203,182	7,748	(8,331)	202,599	28.67
	2022	208,933	6,422	(12,173)	203,182	25.98
DWS Small Mid Cap Growth VIP	2023	43,365	1,324	(2,397)	42,292	11.93
	2022	45,852	1,198	(3,685)	43,365	10.13
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2023	831,655	8,078	(51,452)	788,281	$51.34
	2022	849,475	15,872	(33,692)	831,655	38.06
VIP Index 500 Portfolio	2023	812,882	10,960	(39,199)	784,643	46.21
	2022	827,917	13,784	(28,819)	812,882	36.98
VIP Mid Cap Portfolio	2023	200,061	5,805	(10,323)	195,543	66.92
	2022	207,043	3,835	(10,817)	200,061	58.71
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2023	254,745	11,007	(9,956)	255,796	$23.72
	2022	245,063	17,625	(7,943)	254,745	21.25
Small – Mid Cap Growth VIP Fund	2023	133,587	2,235	(7,049)	128,773	38.73
	2022	133,111	6,608	(6,132)	133,587	30.83
Small Cap Value VIP Fund	2023	125,527	6,157	(7,844)	123,840	37.63
	2022	129,114	3,553	(7,140)	125,527	33.67

44

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2023	188,390	4,007	(8,300)	184,097	$61.47
	2022	199,719	1,395	(12,724)	188,390	55.67
Small Cap Equity Insights Fund	2023	91,427	2,969	(3,303)	91,093	43.38
	2022	92,075	2,547	(3,195)	91,427	36.70
Strategic Growth Fund	2023	637,964	4,547	(44,556)	597,955	47.04
	2022	639,148	23,506	(24,690)	637,964	33.44
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2023	117,279	5,610	(3,817)	119,072	$39.59
	2022	118,840	3,888	(5,449)	117,279	34.70
VIT Enterprise Portfolio (Service Shares)	2023	79,238	787	(4,642)	75,383	54.09
	2022	82,817	872	(4,451)	79,238	46.34
VIT Forty Portfolio (Institutional Shares)	2023	1,053,109	7,418	(72,594)	987,933	42.69
	2022	1,060,485	30,007	(37,383)	1,053,109	30.78
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2023	191,208	8,748	(8,499)	191,457	$23.68
	2022	205,866	5,987	(20,645)	191,208	21.91
VIT Low Duration Portfolio	2023	295,114	15,407	(13,307)	297,214	16.21
	2022	304,529	11,392	(20,807)	295,114	15.58
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2023	67,046	2,192	(4,053)	65,185	$53.54
	2022	68,312	1,439	(2,705)	67,046	43.27
Equity Income Account II	2023	181,956	4,248	(10,253)	175,951	50.11
	2022	186,055	3,644	(7,743)	181,956	45.58
MidCap Account II	2023	62,560	761	(2,602)	60,719	263.09
	2022	64,043	1,620	(3,103)	62,560	211.11
SmallCap Account II	2023	151,913	4,484	(8,353)	148,044	16.92
	2022	158,533	3,406	(10,026)	151,913	14.79
Principal Variable Contracts Funds, Inc. (“PVC”)Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2023	475,455	20,111	(33,936)	461,630	$34.70
	2022	472,246	15,947	(12,738)	475,455	30.27
SAM Conservative Balanced Portfolio	2023	90,721	4,124	(2,545)	92,300	27.72
	2022	90,931	4,607	(4,817)	90,721	25.02
SAM Conservative Growth Portfolio	2023	1,192,189	28,947	(50,281)	1,170,855	41.16
	2022	1,199,084	30,405	(37,300)	1,192,189	34.88
SAM Flexible Income Portfolio	2023	33,383	1,035	(1,888)	32,530	23.61
	2022	33,585	794	(996)	33,383	21.82
SAM Strategic Growth Portfolio	2023	1,355,853	24,899	(65,846)	1,314,906	46.01
	2022	1,377,453	32,997	(54,597)	1,355,853	38.18

The remainder of this page intentionally left blank.

45

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Life Accumulator - During The First Ten Policy Years
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
DWS Investments VIT Funds – Class B Shares subaccount
DWS Equity 500 Index VIP	2023	—	—	—	—	$—
	2022	—	—	—	—	—
DWS Variable Series II – Class A Shares subaccount
DWS CROCI U.S. VIP	2023	—	—	—	—	$—
	2022	—	—	—	—	—
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2023	—	—	—	—	$—
	2022	—	—	—	—	—
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small Cap Value VIP Fund	2023	—	—	—	—	$—
	2022	—	—	—	—	—
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2023	—	—	—	—	$—
	2022	—	—	—	—	—
Small Cap Equity Insights Fund	2023	—	—	—	—	—
	2022	—	—	—	—	—
Janus Henderson subaccount
VIT Enterprise Portfolio (Service Shares)	2023	—	—	—	—	$—
	2022	—	—	—	—	—
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds subaccounts
Diversified International Account I	2023	—	—	—	—	$—
	2022	—	—	—	—	—
LargeCap Growth Account I	2023	2,036	226	(23)	2,239	17.11
	2022	1,814	251	(29)	2,036	12.28
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds subaccounts
Core Plus Bond Account I	2023	—	—	—	—	$—
	2022	—	—	—	—	—
Government & High Quality Bond Account I	2023	—	—	—	—	$—
	2022	—	—	—	—	—
Short-Term Income Account I	2023	—	—	—	—	$—
	2022	—	—	—	—	—
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2023	1,705	105	(22)	1,788	$34.72
	2022	1,620	109	(24)	1,705	30.23
SAM Conservative Balanced Portfolio	2023	3,805	3,478	(7,283)	0	27.44
	2022	2,039	1,794	(28)	3,805	24.72
SAM Conservative Growth Portfolio	2023	32	21	(35)	18	41.63
	2022	24	25	(17)	32	35.21
SAM Flexible Income Portfolio	2023	—	—	—	—	—
	2022	—	—	—	—	—
SAM Strategic Growth Portfolio	2023	151	50	(8)	193	47.07
	2022	117	43	(9)	151	38.99

46

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
DWS Investments VIT Funds – Class B Shares subaccount
DWS Equity 500 Index	2023	98,418	1,852	(2,297)	97,973	$33.06
	2022	102,810	2,001	(6,393)	98,418	26.43
DWS Variable Series II – Class A Shares subaccount
DWS CROCI U.S. V	2023	19,748	458	(2,276)	17,930	$18.23
	2022	20,688	656	(1,596)	19,748	15.14
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2023	37,018	1,348	(1,988)	36,378	$46.84
	2022	36,085	2,276	(1,343)	37,018	34.52
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small Cap Value VIP Fund	2023	42,829	1,431	(2,433)	41,827	$23.57
	2022	47,084	2,283	(6,538)	42,829	20.97
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2023	5,214	41	(166)	5,089	$24.50
	2022	10,067	1,386	(6,239)	5,214	22.05
Small Cap Equity Insights Fund	2023	27,176	938	(417)	27,697	24.65
	2022	31,040	1,116	(4,980)	27,176	20.73
Janus Henderson subaccount
VIT Enterprise Portfolio (Service Shares)	2023	17,878	548	(1,828)	16,598	$35.19
	2022	16,708	1,921	(751)	17,878	29.97
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds subaccounts
Diversified International Account I	2023	66,083	3,353	(7,549)	61,887	$12.91
	2022	65,826	5,518	(5,261)	66,083	11.02
LargeCap Growth Account I	2023	22,553	665	(965)	22,253	$17.43
	2022	22,414	851	(712)	22,553	12.46
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds subaccounts
Core Plus Bond Account I	2023	11,986	338	(97)	12,227	$10.11
	2022	12,250	1,001	(1,265)	11,986	9.62
Government & High Quality Bond Account I	2023	14,806	446	(226)	15,026	$9.46
	2022	14,454	546	(194)	14,806	9.07
Short-Term Income Account I	2023	742	217	—	959	$10.52
	2022	520	222	—	742	9.99
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2023	80,582	1,983	(11,064)	71,501	$34.02
	2022	94,120	2,609	(16,147)	80,582	27.33
Equity Income Account II	2023	94,199	2,931	(6,732)	90,398	$25.93
	2022	93,377	2,837	(2,015)	94,199	23.45
MidCap Account II	2023	26,536	457	(2,340)	24,653	$34.30
	2022	30,588	1,111	(5,163)	26,536	27.36
SmallCap Account II	2023	12,360	403	(809)	11,954	$17.82
	2022	12,083	542	(265)	12,360	15.49

47

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

Principal Variable Contracts Funds, Inc. (“PVC”)Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2023	171,156	4,889	(2,943)	173,102	19.23
	2022	176,546	7,516	(12,906)	171,156	$16.68
SAM Conservative Balanced Portfolio	2023	29,208	1,892	(2,378)	28,722	16.46
	2022	33,560	1,757	(6,109)	29,208	$14.76
SAM Conservative Growth Portfolio	2023	251,573	6,969	(46,326)	212,216	22.21
	2022	257,059	10,508	(15,994)	251,573	$18.71
SAM Flexible Income Portfolio	2023	26,425	934	(11,990)	15,369	14.72
	2022	40,042	1,258	(14,875)	26,425	$13.52
SAM Strategic Growth Portfolio	2023	313,046	14,687	(25,382)	302,351	24.38
	2022	312,522	9,045	(8,521)	313,046	20.11

The remainder of this page intentionally left blank.

48

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
American Funds Insurance Series subaccounts
Asset Allocation Fund	2023	335,800	71,621	(10,317)	397,104	$17.97
	2022	271,738	70,366	(6,304)	335,800	15.77
Capital Income Builder Fund	2023	373,154	80,767	(16,210)	437,711	$14.75
	2022	338,275	68,378	(33,499)	373,154	13.57
Capital World Growth and Incom	2023	301,371	56,090	(8,577)	348,884	$19.34
	2022	250,535	61,215	(10,379)	301,371	16.05
Global Growth Fund	2023	366,344	71,019	(19,871)	417,492	$23.14
	2022	300,283	74,794	(8,733)	366,344	18.93
Growth Fund	2023	1,307,622	224,769	(58,253)	1,474,138	$32.46
	2022	1,098,649	265,423	(56,450)	1,307,622	23.51
Growth-Income Fund	2023	633,185	108,445	(24,223)	717,407	$24.04
	2022	542,055	113,947	(22,817)	633,185	19.12
International Fund	2023	155,899	42,534	(9,760)	188,673	$14.70
	2022	117,623	45,078	(6,802)	155,899	12.72
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2023	87,092	7,249	(5,551)	88,790	$41.19
	2022	82,050	9,925	(4,883)	87,092	33.45
BNY Mellon Variable Investment Fund – Service Class Shares subaccount
Opportunistic Small Cap Portfolio	2023	139,690	17,077	(7,338)	149,429	$28.00
	2022	130,938	17,417	(8,665)	139,690	25.76
DWS Variable Series I – Class A Shares subaccounts
DWS Bond	2023	—	—	—	—	$—
	2022	—	—	—	—	—
DWS CROCI International VIP	2023	278,003	22,577	(21,919)	278,661	$12.41
	2022	257,779	29,817	(9,593)	278,003	10.47
DWS Global Small Cap VIP	2023	242,525	22,720	(14,896)	250,349	$22.15
	2022	231,090	28,039	(16,604)	242,525	17.83
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S.	2023	142,622	9,447	(7,115)	144,954	$30.87
	2022	141,846	8,611	(7,835)	142,622	25.64
DWS Government Money Market VIP	2023	378,424	75,017	(33,188)	420,253	10.66
	2022	357,370	84,244	(63,190)	378,424	10.21
DWS High Income VIP	2023	141,741	13,752	(8,279)	147,214	22.74
	2022	141,882	8,181	(8,322)	141,741	20.48
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2023	610,041	54,808	(25,627)	639,222	$59.25
	2022	563,615	75,520	(29,094)	610,041	43.66
VIP Index 500 Portfolio	2023	843,445	84,917	(33,368)	894,994	47.00
	2022	785,122	90,391	(32,068)	843,445	37.39
VIP Mid Cap Portfolio	2023	793,497	70,852	(27,977)	836,372	34.24
	2022	747,890	67,774	(22,167)	793,497	29.86

49

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2023	6,845	521	(300)	7,066	$18.15
	2022	7,224	1,077	(1,456)	6,845	16.90
VIP Freedom 2010 Portfolio	2023	11,845	1,379	(400)	12,824	20.54
	2022	11,312	1,442	(909)	11,845	18.89
VIP Freedom 2015 Portfolio	2023	14,152	1,240	(2,490)	12,902	21.91
	2022	13,159	1,356	(363)	14,152	19.86
VIP Freedom 2020 Portfolio	2023	68,327	5,767	(3,646)	70,448	23.07
	2022	65,060	6,347	(3,080)	68,327	20.62
VIP Freedom 2025 Portfolio	2023	92,692	8,199	(10,855)	90,036	25.06
	2022	89,108	11,199	(7,615)	92,692	22.18
VIP Freedom 2030 Portfolio	2023	430,079	31,554	(35,309)	426,324	26.28
	2022	401,981	36,269	(8,171)	430,079	23.03
VIP Freedom Income Portfolio	2023	60,128	8,550	(7,784)	60,894	16.48
	2022	57,839	7,664	(5,375)	60,128	15.35
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2023	74,117	10,944	(2,654)	82,407	$16.16
	2022	67,144	10,701	(3,728)	74,117	15.01
VIP FundsManager 50% Portfolio	2023	224,667	25,570	(12,972)	237,265	22.36
	2022	206,726	24,028	(6,087)	224,667	19.91
VIP FundsManager 70% Portfolio	2023	356,464	29,490	(22,801)	363,153	26.48
	2022	358,717	31,589	(33,842)	356,464	22.99
VIP FundsManager 85% Portfolio	2023	404,045	30,389	(21,149)	413,285	29.53
	2022	390,493	30,787	(17,235)	404,045	25.22
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small – Mid Cap Growth VIP Fund	2023	319,246	27,979	(18,864)	328,361	$38.43
	2022	293,220	44,663	(18,637)	319,246	30.41
Small Cap Value VIP Fund	2023	244,081	26,075	(19,274)	250,882	32.56
	2022	242,688	21,648	(20,255)	244,081	28.97
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2023	565,279	52,369	(23,524)	594,124	$32.71
	2022	530,486	51,995	(17,202)	565,279	28.50
VIT Forty Portfolio (Institutional Shares)	2023	710,343	47,538	(20,841)	737,040	49.97
	2022	641,171	85,438	(16,266)	710,343	35.81
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2023	119,682	17,888	(6,131)	131,439	$18.57
	2022	102,825	22,385	(5,528)	119,682	17.09
VIT Low Duration Portfolio	2023	119,860	18,597	(4,740)	133,717	13.10
	2022	108,643	28,190	(16,973)	119,860	12.52
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2023	1,562,880	117,581	(45,966)	1,634,495	$25.18
	2022	1,483,733	126,171	(47,024)	1,562,880	21.83
SAM Conservative Balanced Portfolio	2023	335,168	43,211	(21,589)	356,790	$21.47
	2022	316,651	35,913	(17,396)	335,168	19.26
SAM Conservative Growth Portfolio	2023	2,370,254	139,121	(107,164)	2,402,211	$28.40
	2022	2,267,640	181,220	(78,606)	2,370,254	23.92
SAM Flexible Income Portfolio	2023	75,297	8,011	(6,823)	76,485	$19.54
	2022	69,095	8,601	(2,399)	75,297	17.95
SAM Strategic Growth Portfolio	2023	2,816,649	170,082	(127,725)	2,859,006	$30.75
	2022	2,686,277	223,172	(92,800)	2,816,649	25.37

50

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

6. Financial Highlights

The Company sells variable universal life products, which have unique combinations of features and fees that are charged against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Highest to Lowest
American Funds Insurance Series
Asset Allocation Fund
2023	397,104	$17.97	to	$17.97	$7,135,711	2.40%	0.30%	to	0.30%	13.93%	to	13.93%
2022	335,800	15.77	to	15.77	5,296,420	2.34%	0.30%	to	0.30%	(13.66%)	to	(13.66%)
2021	271,738	18.27	to	18.27	4,964,264	1.66%	0.30%	to	0.30%	14.76%	to	14.76%
2020	217,468	15.92	to	15.92	3,461,957	1.85%	0.30%	to	0.30%	12.12%	to	12.12%
2019	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Capital Income Builder Fund
2023	437,711	$14.75	to	$14.75	$6,457,922	3.03%	0.30%	to	0.30%	8.69%	to	8.69%
2022	373,154	13.57	to	13.57	5,065,333	3.17%	0.30%	to	0.30%	(7.41%)	to	(7.41%)
2021	338,275	14.66	to	14.66	4,959,170	2.84%	0.30%	to	0.30%	14.60%	to	14.60%
2020	278,448	12.79	to	12.79	3,562,015	2.97%	0.30%	to	0.30%	4.17%	to	4.17%
2019	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Capital World Growth and Income Fund
2023	348,884	$19.34	to	$19.34	$6,748,025	2.01%	0.30%	to	0.30%	20.52%	to	20.52%
2022	301,371	16.05	to	16.05	4,836,616	2.72%	0.30%	to	0.30%	(17.58%)	to	(17.58%)
2021 (1)	250,535	19.47	to	19.47	4,878,447	1.75%	0.30%	to	0.30%	14.43%	to	14.43%
2020	200,614	17.02	to	17.02	3,413,701	1.45%	0.30%	to	0.30%	8.41%	to	8.41%
2019	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Global Growth Fund
2023	417,492	$23.14	to	$23.14	$9,661,673	0.95%	0.30%	to	0.30%	22.24%	to	22.24%
2022	366,344	18.93	to	18.93	6,935,668	0.72%	0.30%	to	0.30%	(24.96%)	to	(24.96%)
2021	300,283	25.23	to	25.23	7,576,289	0.34%	0.30%	to	0.30%	16.07%	to	16.07%
2020	246,560	21.74	to	21.74	5,359,449	0.38%	0.30%	to	0.30%	30.07%	to	30.07%
2019	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth Fund
2023	1,474,138	$32.46	to	$32.46	$47,854,752	0.38%	0.30%	to	0.30%	38.07%	to	38.07%
2022	1,307,622	23.51	to	23.51	30,744,930	0.34%	0.30%	to	0.30%	(30.15%)	to	(30.15%)
2021	1,098,649	33.66	to	33.66	36,979,412	0.23%	0.30%	to	0.30%	21.62%	to	21.62%
2020	930,537	27.67	to	27.67	25,752,238	0.32%	0.30%	to	0.30%	51.62%	to	51.62%
2019	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth-Income Fund
2023	717,407	$24.04	to	$24.04	$17,249,137	1.46%	0.30%	to	0.30%	25.76%	to	25.76%
2022	633,185	19.12	to	19.12	12,105,564	1.53%	0.30%	to	0.30%	(16.74%)	to	(16.74%)
2021	542,055	22.96	to	22.96	12,447,235	1.20%	0.30%	to	0.30%	23.72%	to	23.72%
2020	446,729	18.56	to	18.56	8,291,231	1.52%	0.30%	to	0.30%	13.21%	to	13.21%
2019	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
International Fund
2023	188,673	$14.70	to	$14.70	$2,772,603	1.40%	0.30%	to	0.30%	15.50%	to	15.50%
2022	155,899	12.72	to	12.72	1,983,554	2.15%	0.30%	to	0.30%	(21.02%)	to	(21.02%)
2021	117,623	16.11	to	16.11	1,894,913	2.78%	0.30%	to	0.30%	(1.79%)	to	(1.79%)
2020	84,679	16.40	to	16.40	1,389,060	0.74%	0.30%	to	0.30%	13.63%	to	13.63%
2019	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2023	371,428	$25.25	to	$28.00	$9,790,123	0.08%	0.30%	to	0.90%	8.69%	to	8.04%
2022	363,889	23.37	to	25.76	8,838,968	0.00%	0.30%	to	0.90%	(17.57%)	to	(17.08%)
2021	362,386	28.35	to	31.07	10,630,812	0.00%	0.30%	to	0.90%	15.81%	to	15.13%
2020	372,892	24.63	to	26.83	9,468,825	0.41%	0.30%	to	0.90%	19.22%	to	18.51%
2019	362,912	20.78	to	22.50	7,740,961	0.00%	0.30%	to	0.90%	21.13%	to	20.41%
Quality Bond Portfolio
2023	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020 (2)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	84,167	16.72	to	16.72	1,407,259	1.67%	0.90%	to	0.90%	6.95%	to	6.95%

51

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

6. Financial Highlights

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio
2023	97,401	$31.53	to	$41.19	$3,929,033	0.52%	0.30%	to	0.90%	23.14%	to	22.41%
2022	96,236	25.76	to	33.45	3,149,029	0.28%	0.30%	to	0.90%	(23.75%)	to	(23.29%)
2021	90,902	33.78	to	43.61	3,877,343	0.59%	0.30%	to	0.90%	26.30%	to	25.55%
2020	86,718	26.91	to	34.53	2,936,616	0.86%	0.30%	to	0.90%	23.48%	to	22.75%
2019	80,843	21.92	to	27.96	2,213,681	1.19%	0.30%	to	0.90%	33.61%	to	32.81%
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
2023	7,605	$31.54	to	$31.54	$239,846	0.19%	0.90%	to	0.90%	10.65%	to	10.65%
2022	8,177	28.50	to	28.50	233,064	0.00%	0.90%	to	0.90%	(20.20%)	to	(20.20%)
2021	8,255	35.72	to	35.72	294,856	0.20%	0.90%	to	0.90%	14.00%	to	14.00%
2020	7,754	31.33	to	31.33	242,951	0.45%	0.90%	to	0.90%	11.24%	to	11.24%
2019	7,376	28.16	to	28.16	207,772	0.42%	0.90%	to	0.90%	30.19%	to	30.19%
DWS Investments VIT Funds – Class B Shares
DWS Equity 500 Index VIP
2023	97,973	$33.06	to	$33.06	$3,239,221	0.99%	0.30%	to	0.30%	25.12%	to	25.12%
2022	98,418	26.43	to	26.43	2,600,721	0.86%	0.30%	to	0.30%	(18.86%)	to	(18.86%)
2021	102,810	32.57	to	32.57	3,348,322	1.05%	0.30%	to	0.30%	27.53%	to	27.53%
2020	115,560	25.54	to	25.54	2,951,171	1.33%	0.30%	to	0.30%	17.28%	to	17.28%
2019	119,677	21.78	to	21.78	2,606,060	1.60%	0.30%	to	0.30%	30.27%	to	30.27%
DWS Variable Series I – Class A Shares
DWS Bond VIP
2023	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021 (3)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	528,943	15.17	to	19.29	9,904,233	2.71%	0.30%	to	0.90%	8.75%	to	8.10%
2019	510,659	13.95	to	17.84	8,867,616	3.08%	0.30%	to	0.90%	10.29%	to	9.64%
DWS Core Equity VIP
2023	132,568	$40.04	to	$40.04	$5,308,471	0.93%	0.90%	to	0.90%	24.45%	to	24.45%
2022	142,795	32.18	to	32.18	4,594,448	0.73%	0.90%	to	0.90%	(16.28%)	to	(16.28%)
2021	152,536	38.43	to	38.43	5,862,348	0.76%	0.90%	to	0.90%	24.18%	to	24.18%
2020	165,521	30.95	to	30.95	5,122,619	1.35%	0.90%	to	0.90%	15.10%	to	15.10%
2019	175,012	26.89	to	26.89	4,705,954	1.09%	0.90%	to	0.90%	29.14%	to	29.14%
DWS CROCI International VIP
2023	1,955,282	$9.51	to	$12.41	$19,396,430	3.25%	0.30%	to	0.90%	18.59%	to	17.89%
2022	1,991,898	8.06	to	10.47	16,729,512	2.89%	0.30%	to	0.90%	(13.96%)	to	(13.45%)
2021	1,998,200	9.37	to	12.09	19,427,918	2.39%	0.30%	to	0.90%	8.91%	to	8.26%
2020	1,938,647	8.66	to	11.11	17,362,692	3.39%	0.30%	to	0.90%	2.30%	to	1.69%
2019	1,828,667	8.51	to	10.86	16,067,294	2.96%	0.30%	to	0.90%	21.41%	to	20.69%
DWS Global Small Cap VIP
2023	638,236	$22.15	to	$31.17	$17,633,725	0.87%	0.30%	to	0.90%	24.19%	to	23.45%
2022	637,571	17.83	to	25.24	14,298,144	0.47%	0.30%	to	0.90%	(24.73%)	to	(24.28%)
2021	624,235	23.55	to	33.54	18,628,755	0.35%	0.30%	to	0.90%	14.60%	to	13.92%
2020	620,577	20.55	to	29.44	16,299,795	0.79%	0.30%	to	0.90%	17.01%	to	16.31%
2019	607,331	17.57	to	25.31	13,753,985	0.00%	0.30%	to	0.90%	20.93%	to	20.21%
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP
2023	1,019,459	$18.23	to	$45.05	$43,389,909	1.68%	0.30%	to	0.90%	20.40%	to	19.69%
2022	1,034,968	15.14	to	37.64	36,799,247	1.70%	0.30%	to	0.90%	(16.15%)	to	(15.65%)
2021	1,070,799	17.95	to	44.89	45,453,527	1.92%	0.30%	to	0.90%	26.31%	to	25.56%
2020	1,078,690	14.21	to	35.75	36,569,410	2.31%	0.30%	to	0.90%	(12.42%)	to	(12.94%)
2019	988,352	16.23	to	41.07	38,536,676	1.89%	0.30%	to	0.90%	32.56%	to	31.77%
DWS Government & Agency Securities VIP
2023	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020 (4)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	166,801	14.18	to	19.19	2,841,033	2.64%	0.30%	to	0.90%	6.11%	to	5.48%
DWS Government Money Market VIP
2023	1,622,529	$10.66	to	$11.66	$18,498,086	4.65%	0.30%	to	0.90%	4.43%	to	3.82%
2022	1,582,108	10.21	to	11.23	17,381,551	2.39%	0.30%	to	0.90%	0.41%	to	1.01%
2021	1,614,143	10.11	to	11.19	17,669,279	0.01%	0.30%	to	0.90%	(0.29%)	to	(0.88%)
2020	633,385	10.13	to	11.29	6,903,856	0.11%	0.30%	to	0.90%	(0.07%)	to	(0.66%)
2019	191,242	10.14	to	11.36	2,097,181	1.75%	0.30%	to	0.90%	1.47%	to	0.86%
DWS High Income VIP
2023	349,813	$22.74	to	$28.67	$9,156,574	5.27%	0.30%	to	0.90%	11.01%	to	10.35%
2022	344,923	20.48	to	25.98	8,182,987	5.04%	0.30%	to	0.90%	(9.69%)	to	(9.15%)
2021	350,815	22.55	to	28.77	9,210,924	4.54%	0.30%	to	0.90%	3.69%	to	3.08%
2020	332,899	21.75	to	27.91	8,479,341	5.37%	0.30%	to	0.90%	5.92%	to	5.29%
2019	320,863	20.53	to	26.51	7,773,610	5.63%	0.30%	to	0.90%	15.34%	to	14.66%

52

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

6. Financial Highlights

DWS Small Mid Cap Growth VIP
2023	42,292	$11.93	to	$11.93	$504,360	0.03%	0.90%	to	0.90%	17.77%	to	17.77%
2022	43,365	10.13	to	10.13	439,108	0.00%	0.90%	to	0.90%	(28.66%)	to	(28.66%)
2021	45,852	14.19	to	14.19	650,817	0.04%	0.90%	to	0.90%	12.83%	to	12.83%
2020	50,224	12.58	to	12.58	631,836	0.05%	0.90%	to	0.90%	29.01%	to	29.01%
2019	57,075	9.75	to	9.75	556,551	0.00%	0.90%	to	0.90%	21.32%	to	21.32%
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio
2023	1,463,881	$46.84	to	$59.25	$80,043,504	0.04%	0.30%	to	0.90%	35.69%	to	34.89%
2022	1,478,714	34.52	to	43.66	59,566,530	0.46%	0.30%	to	0.90%	(25.20%)	to	(24.75%)
2021	1,449,175	45.88	to	58.03	77,578,091	0.00%	0.30%	to	0.90%	22.71%	to	21.98%
2020	1,445,150	37.38	to	47.29	63,031,377	0.06%	0.30%	to	0.90%	43.32%	to	42.46%
2019	1,470,102	26.08	to	32.99	44,704,085	0.16%	0.30%	to	0.90%	33.78%	to	32.99%
VIP Index 500 Portfolio
2023	1,679,637	$46.21	to	$47.00	$78,323,279	1.41%	0.30%	to	0.90%	25.69%	to	24.95%
2022	1,656,327	36.98	to	37.39	61,601,259	1.37%	0.30%	to	0.90%	(19.02%)	to	(18.54%)
2021	1,613,039	45.67	to	45.90	73,851,137	1.19%	0.30%	to	0.90%	28.06%	to	27.30%
2020	1,586,806	35.85	to	35.88	56,905,220	1.71%	0.30%	to	0.90%	17.77%	to	17.07%
2019	1,500,856	30.44	to	30.64	45,862,082	1.92%	0.30%	to	0.90%	30.82%	to	30.05%
VIP Mid Cap Portfolio
2023	1,031,915	$34.24	to	$66.92	$41,723,324	0.54%	0.30%	to	0.90%	14.66%	to	13.98%
2022	993,558	29.86	to	58.71	35,441,540	0.40%	0.30%	to	0.90%	(15.61%)	to	(15.11%)
2021	954,933	35.18	to	69.57	40,713,396	0.52%	0.30%	to	0.90%	25.13%	to	24.39%
2020	942,920	28.11	to	55.93	32,523,679	0.57%	0.30%	to	0.90%	17.68%	to	16.98%
2019	877,460	23.89	to	47.81	26,309,923	0.82%	0.30%	to	0.90%	22.98%	to	22.25%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2023	7,066	$18.15	to	$18.15	$128,204	4.28%	0.30%	to	0.30%	7.40%	to	7.40%
2022	6,845	16.90	to	16.90	115,633	1.65%	0.30%	to	0.30%	(12.90%)	to	(12.90%)
2021	7,224	19.40	to	19.40	140,120	0.69%	0.30%	to	0.30%	3.51%	to	3.51%
2020	9,025	18.74	to	18.74	169,125	1.09%	0.30%	to	0.30%	10.60%	to	10.60%
2019	8,577	16.94	to	16.94	145,342	2.07%	0.30%	to	0.30%	13.26%	to	13.26%
2019	8,577	16.94	to	16.94	145,342	2.07%	0.30%	to	0.30%	13.26%	to	13.26%
VIP Freedom 2010 Portfolio
2023	12,824	$20.54	to	$20.54	$263,418	3.83%	0.30%	to	0.30%	8.76%	to	8.76%
2022	11,845	18.89	to	18.89	223,722	2.25%	0.30%	to	0.30%	(13.92%)	to	(13.92%)
2021	11,312	21.94	to	21.94	248,203	1.01%	0.30%	to	0.30%	5.28%	to	5.28%
2020	9,034	20.84	to	20.84	188,280	1.16%	0.30%	to	0.30%	11.90%	to	11.90%
2019	7,848	18.62	to	18.62	146,199	1.93%	0.30%	to	0.30%	15.40%	to	15.40%
2019	7,848	18.62	to	18.62	146,199	1.93%	0.30%	to	0.30%	15.40%	to	15.40%
VIP Freedom 2015 Portfolio 2023	12,902	$21.91	to	$21.91	$282,693	3.49%	0.30%	to	0.30%	10.31%	to	10.31%
2022	14,152	19.86	to	19.86	281,104	1.81%	0.30%	to	0.30%	(15.04%)	to	(15.04%)
2021	13,159	23.38	to	23.38	307,668	0.86%	0.30%	to	0.30%	7.07%	to	7.07%
2020	13,174	21.84	to	21.84	287,675	1.13%	0.30%	to	0.30%	13.22%	to	13.22%
2019	11,872	19.29	to	19.29	228,931	1.96%	0.30%	to	0.30%	17.62%	to	17.62%
2019	11,872	19.29	to	19.29	228,931	1.96%	0.30%	to	0.30%	17.62%	to	17.62%
VIP Freedom 2020 Portfolio
2023	70,448	$23.07	to	$23.07	$1,625,206	3.05%	0.30%	to	0.30%	11.89%	to	11.89%
2022	68,327	20.62	to	20.62	1,408,795	1.76%	0.30%	to	0.30%	(16.22%)	to	(16.22%)
2021	65,060	24.61	to	24.61	1,601,110	0.87%	0.30%	to	0.30%	8.94%	to	8.94%
2020	63,471	22.59	to	22.59	1,433,869	1.07%	0.30%	to	0.30%	14.38%	to	14.38%
2019	61,519	19.75	to	19.75	1,215,070	1.87%	0.30%	to	0.30%	19.52%	to	19.52%
2019	61,519	19.75	to	19.75	1,215,070	1.87%	0.30%	to	0.30%	19.52%	to	19.52%
VIP Freedom 2025 Portfolio
2023	90,036	$25.06	to	$25.06	$2,256,631	2.66%	0.30%	to	0.30%	12.99%	to	12.99%
2022	92,692	22.18	to	22.18	2,056,193	1.65%	0.30%	to	0.30%	(16.89%)	to	(16.89%)
2021	89,108	26.69	to	26.69	2,378,310	0.86%	0.30%	to	0.30%	10.22%	to	10.22%
2020	89,817	24.22	to	24.22	2,174,978	1.01%	0.30%	to	0.30%	15.33%	to	15.33%
2019	87,984	21.00	to	21.00	1,847,393	1.88%	0.30%	to	0.30%	21.15%	to	21.15%
2019	87,984	21.00	to	21.00	1,847,393	1.88%	0.30%	to	0.30%	21.15%	to	21.15%
VIP Freedom 2030 Portfolio
2023	426,324	$26.28	to	$26.28	$11,204,284	2.26%	0.30%	to	0.30%	14.12%	to	14.12%
2022	430,079	23.03	to	23.03	9,904,804	1.65%	0.30%	to	0.30%	(17.33%)	to	(17.33%)
2021	401,981	27.86	to	27.86	11,198,853	0.88%	0.30%	to	0.30%	11.74%	to	11.74%
2020	396,295	24.93	to	24.93	9,880,911	1.04%	0.30%	to	0.30%	16.29%	to	16.29%
2019	390,333	21.44	to	21.44	8,368,731	1.88%	0.30%	to	0.30%	23.74%	to	23.74%
2019	390,333	21.44	to	21.44	8,368,731	1.88%	0.30%	to	0.30%	23.74%	to	23.74%
VIP Freedom Income Portfolio
2023	60,894	$16.48	to	$16.48	$1,003,367	4.06%	0.30%	to	0.30%	7.33%	to	7.33%
2022	60,128	15.35	to	15.35	923,095	1.95%	0.30%	to	0.30%	(12.52%)	to	(12.52%)
2021	57,839	17.55	to	17.55	1,015,064	0.83%	0.30%	to	0.30%	2.72%	to	2.72%
2020	53,495	17.09	to	17.09	913,982	1.16%	0.30%	to	0.30%	9.95%	to	9.95%
2019	49,597	15.54	to	15.54	770,628	1.97%	0.30%	to	0.30%	11.30%	to	11.30%
2019	49,597	15.54	to	15.54	770,628	1.97%	0.30%	to	0.30%	11.30%	to	11.30%

53

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

6. Financial Highlights

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2023	82,407	$16.16	to	$16.16	$1,332,096	3.87%	0.30%	to	0.30%	7.70%	to	7.70%
2022	74,117	15.01	to	15.01	1,112,464	2.36%	0.30%	to	0.30%	(10.03%)	to	(10.03%)
2021	67,144	16.68	to	16.68	1,120,117	0.92%	0.30%	to	0.30%	3.21%	to	3.21%
2020	67,449	16.16	to	16.16	1,090,224	1.03%	0.30%	to	0.30%	7.74%	to	7.74%
2019	66,891	15.00	to	15.00	1,003,464	1.86%	0.30%	to	0.30%	9.83%	to	9.83%
2019	66,891	15.00	to	15.00	1,003,464	1.86%	0.30%	to	0.30%	9.83%	to	9.83%
VIP FundsManager 50% Portfolio
2023	237,265	$22.36	to	$22.36	$5,306,092	2.53%	0.30%	to	0.30%	12.32%	to	12.32%
2022	224,667	19.91	to	19.91	4,473,438	1.88%	0.30%	to	0.30%	(14.29%)	to	(14.29%)
2021	206,726	23.23	to	23.23	4,802,652	0.99%	0.30%	to	0.30%	9.55%	to	9.55%
2020	200,090	21.21	to	21.21	4,243,374	1.05%	0.30%	to	0.30%	13.55%	to	13.55%
2019	177,140	18.68	to	18.68	3,308,444	1.60%	0.30%	to	0.30%	17.34%	to	17.34%
2019	177,140	18.68	to	18.68	3,308,444	1.60%	0.30%	to	0.30%	17.34%	to	17.34%
VIP FundsManager 70% Portfolio
2023	363,153	$26.48	to	$26.48	$9,617,799	1.93%	0.30%	to	0.30%	15.22%	to	15.22%
2022	356,464	22.99	to	22.99	8,193,393	1.39%	0.30%	to	0.30%	(16.05%)	to	(16.05%)
2021	358,717	27.38	to	27.38	9,821,050	0.90%	0.30%	to	0.30%	14.09%	to	14.09%
2020	345,620	24.00	to	24.00	8,293,523	0.81%	0.30%	to	0.30%	15.59%	to	15.59%
2019	328,836	20.76	to	20.76	6,826,247	1.23%	0.30%	to	0.30%	22.13%	to	22.13%
2019	328,836	20.76	to	20.76	6,826,247	1.23%	0.30%	to	0.30%	22.13%	to	22.13%
VIP FundsManager 85% Portfolio
2023	413,285	$29.53	to	$29.53	$12,206,001	1.49%	0.30%	to	0.30%	17.13%	to	17.13%
2022	404,045	25.22	to	25.22	10,188,027	0.94%	0.30%	to	0.30%	(17.44%)	to	(17.44%)
2021	390,493	30.54	to	30.54	11,926,124	0.84%	0.30%	to	0.30%	17.29%	to	17.29%
2020	378,324	26.04	to	26.04	9,851,190	0.71%	0.30%	to	0.30%	16.92%	to	16.92%
2019	358,052	22.27	to	22.27	7,974,248	1.08%	0.30%	to	0.30%	25.76%	to	25.76%
2019	358,052	22.27	to	22.27	7,974,248	1.08%	0.30%	to	0.30%	25.76%	to	25.76%
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund
2023	255,796	$23.72	to	$23.72	$6,068,086	2.06%	0.90%	to	0.90%	11.62%	to	11.62%
2022	254,745	21.25	to	21.25	5,414,016	2.03%	0.90%	to	0.90%	(22.68%)	to	(22.68%)
2021	245,063	27.49	to	27.49	6,735,870	0.88%	0.90%	to	0.90%	(6.58%)	to	(6.58%)
2020	237,442	29.42	to	29.42	6,986,153	4.14%	0.90%	to	0.90%	16.14%	to	16.14%
2019	242,468	25.33	to	25.33	6,142,756	0.98%	0.90%	to	0.90%	25.57%	to	25.57%
Small – Mid Cap Growth VIP Fund
2023	457,134	$38.43	to	$38.73	$17,606,628	0.00%	0.30%	to	0.90%	26.36%	to	25.61%
2022	452,833	30.41	to	30.83	13,828,584	0.00%	0.30%	to	0.90%	(34.28%)	to	(33.89%)
2021	426,331	46.00	to	46.92	19,734,814	0.00%	0.30%	to	0.90%	9.68%	to	9.03%
2020	411,003	41.94	to	43.03	17,386,886	0.00%	0.30%	to	0.90%	54.63%	to	53.71%
2019	409,608	27.12	to	28.00	11,236,663	0.00%	0.30%	to	0.90%	31.04%	to	30.26%
Small Cap Value VIP Fund
2023	416,549	$23.57	to	$37.63	$13,815,153	0.52%	0.30%	to	0.90%	12.41%	to	11.74%
2022	412,437	20.97	to	33.67	12,195,661	0.95%	0.30%	to	0.90%	(10.87%)	to	(10.33%)
2021	418,886	23.39	to	37.78	13,819,218	0.99%	0.30%	to	0.90%	24.99%	to	24.25%
2020	416,542	18.71	to	30.41	11,063,584	1.50%	0.30%	to	0.90%	4.87%	to	4.25%
2019	381,085	17.84	to	29.17	9,675,015	1.05%	0.30%	to	0.90%	25.97%	to	25.22%
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund
2023	189,186	$24.50	to	$61.47	$11,441,610	1.04%	0.30%	to	0.90%	11.09%	to	10.43%
2022	193,604	22.05	to	55.67	10,602,220	0.66%	0.30%	to	0.90%	(10.79%)	to	(10.26%)
2021	209,786	24.57	to	62.40	12,709,910	0.48%	0.30%	to	0.90%	30.56%	to	29.78%
2020	219,884	18.82	to	48.08	10,278,767	0.67%	0.30%	to	0.90%	8.08%	to	7.43%
2019	217,492	17.42	to	44.75	9,462,978	0.81%	0.30%	to	0.90%	31.13%	to	30.35%
Small Cap Equity Insights Fund
2023	118,790	$24.65	to	$43.38	$4,634,724	1.05%	0.30%	to	0.90%	18.92%	to	18.21%
2022	118,603	20.73	to	36.70	3,918,646	0.27%	0.30%	to	0.90%	(20.10%)	to	(19.62%)
2021	123,115	25.79	to	45.93	5,029,561	0.46%	0.30%	to	0.90%	23.42%	to	22.69%
2020	131,114	20.90	to	37.44	4,375,940	0.23%	0.30%	to	0.90%	8.26%	to	7.61%
2019	126,247	19.30	to	34.79	3,928,197	0.49%	0.30%	to	0.90%	24.47%	to	23.73%
Strategic Growth Fund
2023	597,955	$47.04	to	$47.04	$28,128,315	0.00%	0.90%	to	0.90%	40.68%	to	40.68%
2022	637,964	33.44	to	33.44	21,332,398	0.00%	0.90%	to	0.90%	(33.12%)	to	(33.12%)
2021	639,148	50.00	to	50.00	31,954,543	0.00%	0.90%	to	0.90%	20.84%	to	20.84%
2020	666,207	41.37	to	41.37	27,563,526	0.09%	0.90%	to	0.90%	39.25%	to	39.25%
2019	714,760	29.71	to	29.71	21,236,923	0.30%	0.90%	to	0.90%	34.32%	to	34.32%
Janus Henderson
VIT Balanced Portfolio (Service Shares)
2023	713,196	$32.71	to	$39.59	$24,150,644	1.82%	0.30%	to	0.90%	14.79%	to	14.11%
2022	682,558	28.50	to	34.70	20,179,066	1.11%	0.30%	to	0.90%	(17.36%)	to	(16.87%)
2021	649,326	34.28	to	41.99	23,175,105	0.88%	0.30%	to	0.90%	16.56%	to	15.87%
2020	631,827	29.41	to	36.24	19,446,763	2.10%	0.30%	to	0.90%	13.69%	to	13.01%
2019	591,304	25.87	to	32.07	16,096,806	1.67%	0.30%	to	0.90%	21.91%	to	21.18%
VIT Enterprise Portfolio (Service Shares)
2023	91,981	$35.19	to	$54.09	$4,661,467	0.09%	0.30%	to	0.90%	17.42%	to	16.73%
2022	97,116	29.97	to	46.34	4,207,447	0.24%	0.30%	to	0.90%	(16.90%)	to	(16.40%)
2021	99,525	35.85	to	55.76	5,216,752	0.24%	0.30%	to	0.90%	16.19%	to	15.50%
2020	105,014	30.85	to	48.28	4,762,327	0.04%	0.30%	to	0.90%	18.83%	to	18.12%
2019	108,780	25.96	to	40.87	4,146,273	0.05%	0.30%	to	0.90%	34.75%	to	33.95%

54

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

6. Financial Highlights

VIT Forty Portfolio (Institutional Shares)
2023	1,724,973	$42.69	to	$49.97	$79,005,981	0.20%	0.30%	to	0.90%	39.55%	to	38.72%
2022	1,763,452	30.78	to	35.81	57,846,788	0.16%	0.30%	to	0.90%	(34.14%)	to	(33.75%)
2021	1,701,656	46.73	to	54.05	84,215,448	0.50%	0.30%	to	0.90%	22.53%	to	21.80%
2020	1,725,525	38.37	to	44.11	69,706,070	0.70%	0.30%	to	0.90%	38.98%	to	38.15%
2019	1,777,769	27.77	to	31.74	51,677,143	0.15%	0.30%	to	0.90%	36.75%	to	35.94%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)
2023	322,896	$18.57	to	$23.68	$6,974,041	2.59%	0.30%	to	0.90%	8.69%	to	8.05%
2022	310,890	17.09	to	21.91	6,235,006	1.35%	0.30%	to	0.90%	(10.95%)	to	(10.42%)
2021	308,691	19.08	to	24.61	7,027,568	1.59%	0.30%	to	0.90%	(2.25%)	to	(2.83%)
2020	293,098	19.51	to	25.33	6,847,463	5.75%	0.30%	to	0.90%	5.24%	to	4.61%
2019	268,047	18.54	to	24.21	5,993,598	1.77%	0.30%	to	0.90%	6.68%	to	6.05%
VIT Low Duration Portfolio
2023	430,931	$13.10	to	$16.21	$6,568,246	3.60%	0.30%	to	0.90%	4.66%	to	4.04%
2022	414,974	12.52	to	15.58	6,097,188	1.57%	0.30%	to	0.90%	(6.58%)	to	(6.02%)
2021	413,172	13.32	to	16.67	6,524,685	0.52%	0.30%	to	0.90%	(1.22%)	to	(1.81%)
2020	389,006	13.48	to	16.98	6,228,817	1.19%	0.30%	to	0.90%	2.68%	to	2.07%
2019	359,476	13.13	to	16.64	5,672,144	2.76%	0.30%	to	0.90%	3.71%	to	3.10%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
Diversified International Account I
2023	61,887	$12.91	to	$12.91	$798,817	1.26%	0.30%	to	0.30%	17.10%	to	17.10%
2022	66,083	11.02	to	11.02	728,444	2.64%	0.30%	to	0.30%	(20.24%)	to	(20.24%)
2021	65,826	13.82	to	13.82	909,724	1.28%	0.30%	to	0.30%	9.42%	to	9.42%
2020	73,204	12.63	to	12.63	924,565	2.67%	0.30%	to	0.30%	15.82%	to	15.82%
2019 (5)	75,996	11.47	to	10.91	828,760	0.00%	0.30%	to	0.90%	9.05%	to
LargeCap Growth Account I
2023	24,492	$17.11	to	$17.43	$426,174	0.00%	0.30%	to	0.70%	39.92%	to	39.37%
2022	24,589	12.28	to	12.46	305,925	0.00%	0.30%	to	0.70%	(34.61%)	to	(34.35%)
2021	24,228	18.78	to	18.97	459,343	0.00%	0.30%	to	0.70%	21.53%	to	21.05%
2020	24,220	15.52	to	15.61	377,959	0.03%	0.30%	to	0.70%	35.79%	to	35.25%
2019 (6)	23,334	11.47	to	11.50	268,237	0.00%	0.30%	to	0.70%	14.98%	to
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
Core Plus Bond Account I
2023	12,227	$10.11	to	$10.11	$123,575	2.93%	0.30%	to	0.30%	5.03%	to	5.03%
2022	11,986	9.62	to	9.62	115,332	3.11%	0.30%	to	0.30%	(14.38%)	to	(14.38%)
2021	12,250	11.24	to	11.24	137,676	2.64%	0.30%	to	0.30%	(0.75%)	to	(0.75%)
2020	11,919	11.32	to	11.32	134,969	3.56%	0.30%	to	0.30%	9.22%	to	9.22%
2019 (7)	12,462	10.37	to	10.37	129,194	0.00%	0.30%	to	0.30%	3.67%	to	3.67%
Government & High Quality Bond Account I
2023	15,026	$9.46	to	$9.46	$142,114	2.33%	0.30%	to	0.30%	4.33%	to	4.33%
2022	14,806	9.07	to	9.07	134,228	1.41%	0.30%	to	0.30%	(12.07%)	to	(12.07%)
2021	14,454	10.31	to	10.31	149,025	2.29%	0.30%	to	0.30%	(1.62%)	to	(1.62%)
2020	14,135	10.48	to	10.48	148,128	2.99%	0.30%	to	0.30%	2.56%	to	2.56%
2019 (8)	7,037	10.22	to	10.22	71,907	0.00%	0.30%	to	0.30%	2.18%	to	2.18%
Short-Term Income Account I
2023	959	$10.52	to	$10.52	$10,083	1.85%	0.30%	to	0.30%	5.29%	to	5.29%
2022	742	9.99	to	9.99	7,409	1.26%	0.30%	to	0.30%	(3.74%)	to	(3.74%)
2021	520	10.37	to	10.37	5,397	1.68%	0.30%	to	0.30%	(1.01%)	to	(1.01%)
2020	305	10.48	to	10.48	3,201	2.56%	0.30%	to	0.30%	3.05%	to	3.05%
2019 (9)	89	10.17	to	10.17	900	0.00%	0.30%	to	0.30%	1.70%	to	1.70%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II
2023	136,687	$34.02	to	$79.01	$5,922,374	0.66%	0.30%	to	0.90%	24.47%	to	23.74%
2022	147,629	27.33	to	63.73	5,103,373	0.62%	0.30%	to	0.90%	(17.36%)	to	(16.87%)
2021	162,433	32.88	to	76.97	6,671,218	0.74%	0.30%	to	0.90%	27.12%	to	26.36%
2020	164,817	25.87	to	60.79	5,341,989	1.09%	0.30%	to	0.90%	18.08%	to	17.38%
2019	181,909	21.90	to	51.69	4,941,488	1.40%	0.30%	to	0.90%	31.70%	to	30.92%
Equity Income Account II
2023	266,349	$25.93	to	$50.11	$11,160,681	1.92%	0.30%	to	0.90%	10.59%	to	9.94%
2022	276,153	23.45	to	45.58	10,501,778	1.67%	0.30%	to	0.90%	(11.51%)	to	(10.98%)
2021	279,432	26.34	to	51.51	12,042,733	1.86%	0.30%	to	0.90%	21.78%	to	21.06%
2020	301,453	21.63	to	42.55	10,510,523	1.76%	0.30%	to	0.90%	5.83%	to	5.20%
2019	310,090	20.44	to	40.44	10,249,636	1.70%	0.30%	to	0.90%	28.39%	to	27.63%
MidCap Account II
2023	85,372	$34.30	to	$263.09	$16,820,402	0.00%	0.30%	to	0.90%	25.37%	to	24.62%
2022	89,095	27.36	to	211.11	13,933,005	0.00%	0.30%	to	0.90%	(23.85%)	to	(23.39%)
2021	94,631	35.71	to	277.22	18,845,959	0.00%	0.30%	to	0.90%	24.82%	to	24.08%
2020	104,936	28.61	to	223.42	16,003,993	0.50%	0.30%	to	0.90%	17.71%	to	17.01%
2019	106,701	24.30	to	190.94	14,001,738	0.05%	0.30%	to	0.90%	42.30%	to	41.45%
SmallCap Account II
2023	159,998	$16.92	to	$17.82	$2,718,068	0.05%	0.30%	to	0.90%	15.05%	to	14.37%
2022	164,270	14.79	to	15.49	2,439,033	0.00%	0.30%	to	0.90%	(21.59%)	to	(21.12%)
2021	170,616	18.87	to	19.64	3,228,559	0.15%	0.30%	to	0.90%	19.50%	to	18.79%
2020	182,227	15.88	to	16.43	2,901,449	0.27%	0.30%	to	0.90%	21.51%	to	20.78%
2019	187,542	13.15	to	13.53	2,471,523	0.09%	0.30%	to	0.90%	26.74%	to	25.99%

55

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

6. Financial Highlights

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2023	2,271,015	$19.23	to	$34.72	$60,556,828	2.21%	0.30%	to	0.90%	15.31%	to	14.62%
2022	2,211,196	16.68	to	30.27	51,420,436	2.09%	0.30%	to	0.90%	(17.04%)	to	(16.54%)
2021	2,134,145	19.98	to	36.48	59,632,043	1.39%	0.30%	to	0.90%	13.05%	to	12.38%
2020	2,052,998	17.68	to	32.47	50,977,191	2.05%	0.30%	to	0.90%	10.62%	to	9.96%
2019	1,944,597	15.98	to	29.52	43,958,906	2.35%	0.30%	to	0.90%	19.38%	to	18.67%
SAM Conservative Balanced Portfolio
2023	477,812	$16.46	to	$27.72	$10,691,408	2.69%	0.30%	to	0.90%	11.47%	to	10.81%
2022	458,902	14.76	to	25.02	9,250,500	2.18%	0.30%	to	0.90%	(15.45%)	to	(14.94%)
2021	443,181	17.36	to	29.59	10,503,144	1.70%	0.30%	to	0.90%	9.15%	to	8.50%
2020	413,212	15.90	to	27.27	9,029,204	2.26%	0.30%	to	0.90%	8.92%	to	8.27%
2019	386,166	14.60	to	25.19	7,789,864	2.77%	0.30%	to	0.90%	15.32%	to	14.63%
SAM Conservative Growth Portfolio
2023	3,785,300	$22.21	to	$41.63	$121,119,602	1.59%	0.30%	to	0.90%	18.69%	to	17.99%
2022	3,814,048	18.71	to	35.21	103,002,928	1.76%	0.30%	to	0.90%	(18.71%)	to	(18.22%)
2021	3,723,807	22.88	to	43.23	123,673,118	1.04%	0.30%	to	0.90%	17.09%	to	16.40%
2020	3,632,866	19.54	to	37.07	103,731,751	1.69%	0.30%	to	0.90%	12.35%	to	11.68%
2019	3,515,719	17.39	to	33.13	90,349,719	1.65%	0.30%	to	0.90%	23.31%	to	22.58%
SAM Flexible Income Portfolio
2023	124,384	$14.72	to	$23.61	$2,488,873	3.08%	0.30%	to	0.90%	8.88%	to	8.24%
2022	135,105	13.52	to	21.82	2,436,817	2.64%	0.30%	to	0.90%	(14.14%)	to	(13.63%)
2021	142,722	15.65	to	25.41	2,915,717	2.24%	0.30%	to	0.90%	6.30%	to	5.66%
2020	132,144	14.73	to	24.05	2,570,782	2.69%	0.30%	to	0.90%	6.71%	to	6.07%
2019	127,878	13.80	to	22.67	2,347,629	3.45%	0.30%	to	0.90%	12.63%	to	11.96%
SAM Strategic Growth Portfolio
2023	4,476,456	$24.38	to	$47.07	$155,804,265	1.22%	0.30%	to	0.90%	21.22%	to	20.50%
2022	4,485,699	20.11	to	38.99	129,535,185	1.81%	0.30%	to	0.90%	(19.70%)	to	(19.22%)
2021	4,376,369	24.89	to	48.46	157,653,615	0.80%	0.30%	to	0.90%	19.18%	to	18.47%
2020	4,288,047	20.89	to	40.82	130,710,627	1.61%	0.30%	to	0.90%	14.79%	to	14.10%
2019	4,188,281	18.20	to	35.71	112,121,215	1.35%	0.30%	to	0.90%	26.75%	to	26.00%

(1)	Name Changed from Global Growth and Income Fund to Capital World Growth and Income Fund on May 1, 2021.
(2)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio liquidated on
(3)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount liqudated on October 28, 2021.
(4)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liqudated on February 27,2020.
(5)

For the period (commencement of operations): June 14, 2019 to December 31, 2019—PVC Diversified International Account I subaccount. June 14,2019, the PVC Diversified International Account II Subaccount merged with the PVC

(6)	For the period (commencement of operations): June 7, 2019 to December 31, 2019—PVC LargeCap Growth Account I
(7)

For the period (commencement of operations): June 7, 2019 to December 31, 2019—PVC Core Plus Bond Account I subaccount. June 7, 2019, PVC Income Account II Subaccount merged with the PVC Core Plus Bond Account I subaccount. The PVC Core Plus Bond Account I subaccount was the surviving subaccount.

(8)

For the period (commencement of operations): June 14, 2019 to December 31, 2019—PVC Government & High Quality Bond Account I subaccount. June 14,2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I was the surviving

(9)

For the period (commencement of operations): June 14, 2019 to December 31, 2019—PVC Short-Term Income Account I subaccount. June 14,2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I was the surviving subaccount.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

56

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

6. Financial Highlights

**

These amounts represent the annual contract expenses of the Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2023, and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or Accounts that would have a material effect on the accompanying financial statements or note disclosures.

57

PART C

OTHER INFORMATION

Item 30.	Exhibits

(a)	Board of Directors Resolutions.

1)	Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A, incorporated herein by reference to the initial registration statement on the Form S-6 for this product (File No. 333-84023) filed with the SEC on July 29, 1999.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

1)	Form of Distribution Agreement, incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

2)	Form of Investors Brokerage Services, Inc. Registered Representative Agreement, incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

3)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

4)	Registered Representative Agreement Farmers Financial Solutions, LLC, incorporated herein by reference to Post- Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

5)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.

6)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

7)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

8)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 25 on Form N-6 for Farmers Variable Life Separate Account A, (File Nos. 333-84023 and 811-09507).

(d)	Contracts.

1)	Revised Specimen Flexible Premium Variable Life Insurance Policy, incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.

2)	Revised Monthly Disability Benefit Rider, incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999 and in Post-Effective Amendment No. 6 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2003.

3)	Revised Waiver of Deduction Benefit Rider, incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.

4)	Revised Accidental Death Benefit Rider, incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.

5)	Revised Additional Insured Term Insurance Rider, incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999,

6)	Revised Children’s Term Insurance Rider, incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.

7)	Automatic Increase Benefit Rider, incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.

8)	Accelerated Benefit Rider, incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.

9)	Final Contract for the Individual Flex, incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999. Variable Premium Variable Life Insurance Policy, incorporated herein by reference in Post-Effective Amendment No. 7 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2004.

10)	Accelerated Benefit Rider for Terminal Illness, incorporated herein by reference in Post-Effective Amendment No. 8 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2005.

11)	Revised Variable Policy Facing Page (2004), incorporated herein by reference in Post-Effective Amendment No. 8 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2005.

(e)	Applications.

1)	Form of Application for Flexible Premium Life Insurance, incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.

2)	Form of Variable Policy Application Supplement, incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

3)	Revised Variable Policy Application Supplement,, incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002 and to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

4)	Revised Variable Policy Application Supplement, incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2004.

5)	Revised Variable Policy Application Supplement (2007), incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

6)	Revised Variable Policy Application Supplement (May 2008), incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

(f)	Depositor’s Certificate of Incorporation and By-Laws.

1)	Articles of Incorporation of Farmers New World Life Insurance Company, incorporated herein by reference to the initial registration statement on the Form S-6 for this product (File No. 333-84023) filed with the SEC on July 29, 1999.

2)	By-Laws of Farmers New World Life Insurance Company, incorporated herein by reference to the initial registration statement on the Form S-6 for this product (File No. 333-84023) filed with the SEC on July 29, 1999.

3)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (May 1, 2007), incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

4)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

5)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010), incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

6)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013), incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File No. 333-149540 and 811-09507).

7)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015), incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

8)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018), incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

(g) Reinsurance Contracts.

1)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company A, incorporated herein by reference in Post-Effective Amendment No. 7 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2004.

2)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company B, incorporated herein by reference in Post-Effective Amendment No. 7 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2004.

3)	Commutation and Release Agreement between Farmers New World Life Insurance Company and Zurich Insurance Company, Ltd. dated as of August 1, 2023, redacted for confidentiality filed herewith.

4)	Coinsurance and Modified Coinsurance Agreement between Farmers New World Life Insurance Company and Security Life of Denver Insurance Company effective August 1, 2023.

(h) Participation Agreements.
1)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

2)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

3)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

4)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

5)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

6)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post- Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

7)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post- Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

8)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

9)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

10)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

11)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

12)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

13)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

14)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

15)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

16)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

17)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

18)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post- Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

19)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

20)	Form of Rule 22c-2 Shareholder Information Agreement, incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

21)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007, incorporated herein by reference to Post- Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

22)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

23)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

24)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

25)	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N- 6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811- 09507).

26)	Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

27)	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

28)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, Incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

29)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).,

30)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

31)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

32)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company, incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

33)	First Amendment to the Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on October 22, 2009 (File Nos. 333-85183 and 811-09547).

34)	Novation of and Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO, Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011), incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

35)	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

36)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File No. 333-149540 and 811-09507).

37)	Amendment to the Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013) incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File No. 333-149540 and 811-09507).

38)	Amendment to the Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company. (February 4, 2013), incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File No. 333-149540 and 811-09507).

39)	Amendment to the Participating Agreement dated April 23, 2003 between DWS Investment VIT Funds, Deutsche Investment Management Americas, Inc., and Farmers New World Life Insurance Company. (February 4, 2013), incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File No. 333-149540 and 811-09507).

40)	Amendment to the Participation Agreement dated March 10, 2000 between DWS Variable Series II, DWS Investment Management Americas, Inc., incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File No. 333-149540 and 811-09507).

41)	Amendments to Participation Agreement Dated May 15, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013), incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File No. 333-149540 and 811-09507).

42)	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012), incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File No. 333-149540 and 811-09507).

43)	Amendment to Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and Farmers New World Life Insurance Company (January 28, 2013), incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File No. 333-149540 and 811-09507).

44)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013), incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File No. 333-149540 and 811-09507).

45)	Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of April 29, 2016 (File Nos. 333-149540 and 811-09507).

46)	Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of April 29, 2016 (File Nos. 333-149540 and 811-09507).

47)	Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of April 29, 2016 (File Nos. 333-149540 and 811-09507).

48)	Termination of Participation Agreement, dated March 28, 2001, among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December 30, 2016, incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

49)	Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016, incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

50)	Amendment to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Legg Mason Investor Services, LLC, and Farmers New World Life Insurance Company, effective June 25, 2021 filed with the SEC on April 29, 2022.

(i)	Administrative Contracts.

1)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company, incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

2)	Form of Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company, incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

3)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001, incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

(j)	Other Material Contracts,

1)	Power of Attorney, Filed herewith.

(k)	Legal Opinion.

1)	Opinion of Ian Macleod, Attorney-in-Fact, Filed herewith.

(l)

Actuarial Opinion, Opinion of Ryan R. Larson, FSA, MAAA, incorporated herein by reference in Post-Effective Amendment No. 8 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2005.

(m)	Calculation, incorporated herein by reference in Post-Effective Amendment No. 6 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2003.

(n)	Other Opinions.

1)	Consent of Independent Registered Public Accounting Firm, Filed herewith.

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

1)	Description of issuance, transfer and redemption procedures, incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.

2)	Revised description of issuance, transfer and redemption procedures (May 2000), incorporated herein by reference to Post-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 21, 2000

3)	Revised description of issuance, transfer and redemption procedures (May 2001), incorporated herein by reference to Post-Effective Amendment No. 2 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2001.

4)	Revised description of issuance, transfer and redemption procedures (May 2002), Incorporated herein by reference in Post-Effective Amendment No. 3 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 26, 2002.

5)	Revised description of issuance, transfer and redemption procedures (May 2004), Incorporated herein by reference in Post-Effective Amendment No. 7 to this Form N-6 registration statement (File No. 811-09507) filed with the SEC on April 27, 2004.

6)	Revised description of issuance, transfer and redemption procedures (May 2005), Opinion of Ryan R. Larson, FSA, MAAA, incorporated herein by reference in Post-Effective Amendment No. 8 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2005.

7)	Revised description of issuance, transfer and redemption procedures (September 2008), incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

8)	Revised description of issuance, transfer and redemption procedures (April 2017), incorporated herein by reference to Post-Effective Amendment No. 9 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2017 (File Nos. 333-149540 and 811-09507).

Item 31.	Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Annette Thompson[3]	Director
Scott Stol[7]	Director
David Travers[5]	Director
Warren Tucker[6]	Director
Walter Kiceleff[2]	Director, Chairman of the Board and Interim President
Brian Keetch[2]	Chief Financial Officer
Bill Gorski[2]	Illustration Actuary
Michael Rohwetter[4]	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer
Jennie McGinnis[2]	Chief Actuary
Keith A. Terry[2]	Appointed Actuary
James Levett[2]	Controller
Michael Hoetzel[2]	Chief Claims Officer
Robert Gibson[2]	38a-1 Chief Compliance Officer
David Swaim[2]	Chief Underwriting Officer
Tina de Jong[2]	Special Corporate Counsel and Corporate Secretary
Rudy Trevino[1]	Interim Chief Compliance Officer
Michael Langford[1]	Assistant Treasurer
Margaret S. Giles[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Matthew Bowman[2]	Assistant Secretary
Parul Sehgal[1]	Assistant Secretary

1	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
2	The principal business address is 3120 139th Ave, Suite 300, Bellevue, WA 98005.
3	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
4	The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
5	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
6	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.
7	The principal business address is 6900 Chileno Valley Road, Petaluma, CA 94952.

Item 32.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
3PZ Holdings, LLC	DE	ZSF/Dallas Tower LLC	63.77000
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000
Afterland Limited	GBR	Zurich Assurance Ltd	100.00000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00000
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000
Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000
Asistbras S/A Assistência ao Viajante	BRA	Travel Ace Internacional de Servicios S.A.	65.00000
Assistance Online (China) Co Ltd	CHN	Assistancee Online Pte. Ltd	100.00000
Assistancee Online HK Ltd	HKG	Assistancee Online HK Ltd	0.00000
Assistancee Online HK Ltd	HKG	Assistancee Online Pte. Ltd	100.00000
Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000
ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000
autoSense AG	CHE	Zürich Versicherungs-Gesellschaft AG	33.33000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00000
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Blue Insurance Australia Pty Ltd	AUS	Blue Insurance Limited	100.00000
Blue Insurance Limited	IRL	Cover-More Australia Pty Ltd	97.61000
Blue Marble Capital L.P.	BMU	Blue Marble Micro Limited	100.00000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000
Boldoni 3 S.r.l	ITA	Zurich Investments Life S.p.A.	100.00000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Boxx Cyber Services Middle East Ltd	ARE	Boxx Insurance Inc.	100.00000
Boxx Insurance Inc.	CAN	Zürich Versicherungs-Gesellschaft AG	33.33333
Boxx Insurance LLC	FL	Boxx Insurance Inc.	100.00000
Boxx Services PTE Limited	SGP	Boxx Insurance Inc.	100.00000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000
brokerbusiness.ch AG	CHE	Zürich Versicherungs-Gesellschaft AG	25.00000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
Celta Assistance SL	ESP	Universal Assistance S.A.	100.00000
Centre Group Holdings (U.S.) Limited	DE	Zurich Structured Finance, Inc.	100.00000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000

Company	Domicile	Ownership	%
Charlotte Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Charlotte Industrial 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
Charlotte Office 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI IND 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
CHI IND 6, LLC	DE	Farmers New World Life Insurance Company	100.00000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165
COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521
Colonial American Casualty and Surety Company	IL	Fidelity and Deposit Company of Maryland	100.00000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000
Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000
Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000
Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000
Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000
Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000
Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000
Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000
Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
CREC (Bloomington) Lender, LLC	DE	Zurich Structured Finance, Inc.	0.00000
CREC (Dallas) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Durham), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Owner, LLC	MD	Zurich Structured Finance, Inc.	0.00000
CREC (Las Vegas), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Owner, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls), LLC	DE	Zurich Structured Finance, Inc.	100.00000
Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000
Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000
Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000
DC Retail 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Industrial 2, LLC	DE	Zurich American Insurance Company	100.00000
Dentolo Deutschland GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Derimed S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000
DIG GmbH	DEU	Digital Insurance Group B.V.	100.00000
DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000
DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000
DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000
Dunbar Assets Ireland	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.00000
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664
Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.00000

Company	Domicile	Ownership	%
Dusfal S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	0.00100
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99900
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
EcoHub AG	CHE	Zürich Versicherungs-Gesellschaft AG	6.16371
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd—Rappresentanza Generale per l	35.71233
Empire Fire and Marine Insurance Company	IL	Zurich American Insurance Company	100.00000
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000
Endsleigh Financial Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Endsleigh Pension Trustee Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Eritage S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.00000
Euroamérica Administradora General de Fondos S.A	CHL	Chilena Consolidada Seguros de Vida S.A.	100.00000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000
Farmers Family Fund	CA	Farmers Group, Inc.	100.00000
Farmers General Insurance Agency, Inc.	RI	FIG Leasing Co, Inc.	100.00000
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fidelity and Deposit Company of Maryland	IL	Zurich American Insurance Company	100.00000
FIG Holding Company	CA	Farmers Group, Inc.	100.00000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801
FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000
FX Insurance Agency, LLC	DE	FIG Leasing Co., Inc.	100.00000
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
H4B Humboldthafen Einheitsgesellschaft GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000
Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000
Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000
Healthinsite Proprietary Limited	ZAF	Zürich Versicherungs-Gesellschaft AG	100.00000
Healthlogix Pty Ltd	AUS	Insite Holdings Pty Ltd	100.00000
Healthlogix Technologia Eireli	BRA	Healthlogix Pty Ltd	100.00000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 3, LLC	DE	Zurich American Insurance Company	100.00000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000
INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000
Insite Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000
Intelligent Technologies OÜ	EST	Zürich Versicherungs-Gesellschaft AG	100.00000

Company	Domicile	Ownership	%
International Travel Assistance S.A.	PAN	Zürich Versicherungs-Gesellschaft AG	55.00000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00100
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99900
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999
Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.50140
Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.49860
Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Klare Corredora de Seguros S.A.	CHL	Zurich Insurance Mobile Solutions AG	49.90000
Komparu B.V.	NLD	Digital Insurance Group B.V.	100.00000
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Kraft Lake Insurance Agency, Inc.	MI	FIG Leasing Co, Inc.	100.00000
LA Apt. 1, LLC	DE	Zurich American Insurance Company	100.00000
LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
La Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
LA Industrial 4, LLC	DE	Zurich American Insurance Company	100.00000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000
Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
MEATPACKING B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180
MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.00000
MIAMI INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
Miami Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000
MIAMI OFFICE 3, LLC	DE	Zurich American Insurance Company	100.00000
Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000
Nashville Apt. 1, LLC	DE	Zurich American Insurance Company	0.00000
Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000
NY Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
Oak Underwriting plc	GBR	Zurich Holdings (UK) Limited	100.00000
OnePath General Insurance Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Australia Holdings Pty Ltd	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Limited	AUS	OnePath Life Australia Holdings Pty Ltd	100.00000
Orange Stone Company	IRL	Zurich Finance Company AG	100.00000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111
Perunsel S.A.	URY	Zürich Versicherungs-Gesellschaft AG	60.00000
PFS Pension Fund Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	18.43333
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Philly Office Land, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838
PT Asuransi Adira Dinamika Tbk	IDN	Zürich Versicherungs-Gesellschaft AG	98.48794
PT Zurich Insurance Indonesia	IDN	Zürich Rückversicherungs-Gesellschaft AG	1.56878
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000
Qover	BEL	Zürich Versicherungs-Gesellschaft AG	21.26000

Company	Domicile	Ownership	%
Raleigh Office 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
REX Baume S.C.I	FRA	REX Holding France	100.00000
REX Holding France	FRA	REX OPPCI Fonds	100.00000
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000
REX Mauchamps	FRA	REX Holding France	100.00000
REX Vilette	FRA	REX Holding France	0.00000
REX-Aurea-ZDHL S.C.S.	LUX	REX-ZDHL GP S.à r.l.	100.00000
REX-De Baak B.V.	NLD	REX Holding S.à r.l.	100.00000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
REX-Humboldthafen Verwaltungs GmbH	DEU	REX-ZDHL S.C.S. SICAV-SIF	100.00000
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000
Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000
Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000
SEA APARTMENT 2, LLC	DE	Zurich American Insurance Company	100.00000
Serviaide, S.A.—Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	100.00000
Servizurich S.A.—Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
SpearTip International, LLC	IL	SpearTip, LLC	100.00000
Special Insurance Services, Inc.	IL	Zurich American Insurance Company	100.00000
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000
Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Springworks International AB	SWE	autoSense AG	50.00000
Steadfast Insurance Company	IL	Zurich American Insurance Company	100.00000
Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000
The Liverpool Reversionary Company Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571
Travel Ace Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	1.00000
Travel Ace Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.00000
Travel Ace Internacional de Servicios S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000
Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Travel Insurance Services Canada Inc.	CAN	World Travel Protection Canada Inc.	100.00000
Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
UA Assistance S.A. de C.V.	MEX	Travel Ace Internacional de Servicios S.A.	0.00000
UA Assistance S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance Assistencia Ao Viajante Ltda	BRA	Perunsel S.A.	0.00000
Universal Assistance S.A.	ARG	World Wide Assistance S.A.	92.71000

Company	Domicile	Ownership	%
Universal Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	7.29000
Universal Assistance S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Travel Assistance S.A.S.	COL	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000
Unviversal Assistance Inc.	FL	Universal Assistance S.A.	0.00000
Vehicle Dealer Solutions, Inc.	FL	Zurich Holding Company of America, Inc.	100.00000
Western Star Insurance Services, Inc.	TX	FIG Leasing Co, Inc.	100.00000
Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Wohnen H3B Humboldthafen GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000
World Wide Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.00000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZGEE14 Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
ZIREF France 1 SCI	FRA	ZIREF France Holdco 1 SAS	99.99000
ZIREF France 1 SCI	FRA	ZIREF Holdco 1 SARL	0.01000
ZIREF France Delano SCI	FRA	ZIREF Holdco 1 SARL	0.01000
ZIREF France Delano SCI	FRA	ZIREF France Holdco 1 SAS	99.99000
ZIREF France Holdco 1 SAS	FRA	ZIREF Holdco 2 SARL	100.00000
ZIREF Holdco 1 SARL	LUX	Zurich Investments Life S.p.A.	100.00000
ZIREF Holdco 2 SARL	LUX	ZIREF Holdco 1 SARL	100.00000
ZIREF Lux Germany 1 SARL	LUX	ZIREF Holdco 2 SARL	100.00000
ZIREF Lux Germany 2 SARL	LUX	ZIREF Holdco 2 SARL	100.00000
ZIREF Lux Netherlands 1 SARL	LUX	ZIREF Holdco 2 SARL	100.00000
ZIREF Lux Netherlands 2 SARL	LUX	ZIREF Holdco 2 SARL	100.00000
ZIREF Lux Spain 1 SARL	LUX	ZIREF Holdco 2 SARL	100.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Lebensversicherungs-Gesellschaft AG	4.43000
ZLS Aseguradora de Colombia S.A	COL	Zürich Versicherungs-Gesellschaft AG	95.00000
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000
ZSF/Land Parcels LLC	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/WD Fitzgerald, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Hammond, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Jacksonville, LLC	DE	Euclid Warehouses LP	100.00000
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00100
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00100
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99600
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00100
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	0.00100
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000

Company	Domicile	Ownership	%
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000
Zurich American Life Insurance Company	IL	Zurich Holding Company of America, Inc.	100.00000
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807
Zurich Aseguradora Argentina S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	99.90000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.00000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Inversiones Suizo-Argentina S.A.	89.99990
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Isis S.A.	10.00010
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000
Zurich Assure Australia Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000
Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Companhia de Seguros	BRA	Zurich Minas Brasil Seguros S.A.	100.00000
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058
Zurich Commercial Services (Europe) GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000
Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280
Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970
Zurich Customer Active Management, d.o.o.	SVN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Engineering Inspection Services Ireland Limited	IRL	Zurich Insurance plc	100.00000
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050
Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Ireland) DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200
Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000

Company	Domicile	Ownership	%
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667
Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance (Hong Kong) Limited	HKG	Zurich Insurance Company Ltd, Hong Kong Branch	100.00000
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000
Zurich General Takaful Malaysia Berhad	MYS	Zurich Holdings Malaysia Berhad	100.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000
Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Global Ventures MGA Solutions (SA)	BEL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilien (Deutschland) AG & Co. KG	DEU	Zurich Immobilientreuhand (Deutschland) GmbH	0.00000
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilientreuhand (Deutschland) GmbH	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd—Rappresentanza Generale per l	4.52063
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99900
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00100
Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International Pensions Administration Limited	IMN	Zurich International Life Limited	100.00000
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Invest ICAV	IRL	Zurich Invest AG	50.00000
Zurich Invest ICAV	IRL	Zürich Versicherungs-Gesellschaft AG	50.00000
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000
Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd—Rappresentanza Generale per l	100.00000
ZURICH IRELAND MASTER TRUSTEE DESIGNATED ACTIVITY COMPANY	IRL	Zurich Life Assurance plc	100.00000
Zurich Italy S.p.A.	ITA	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200
Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Latin America Corporation	FL	Zurich Holding Company of America, Inc.	100.00000
Zurich Latin America Holding S.L.—Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000

Company	Domicile	Ownership	%
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Legacy Solutions Services (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Life Insurance (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Life Preparatory Japan Co. Ltd.	JPN	Zürich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich LiveWell Services and Solutions AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Realty, Inc.	MD	Zurich Holding Company of America, Inc.	100.00000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00100
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99900
Zurich Risk Management Services (India) Private Limited	IND	Zürich Rückversicherungs-Gesellschaft AG	1.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Sander Vermögensverwaltungs AG (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	32.46000
Zurich Sander Vermögensverwaltungs AG (Deutschland)	DEU	Deutscher Herold Aktiengesellschaft	67.54000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	99.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros S.A.	1.00000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L.—Sociedad Unipersonal	0.22007
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L.—Sociedad Unipersonal	51.00000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947
Zurich Schweiz Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Seguros Ecuador, S.A.	ECU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000
Zurich Services (Australia) Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714
Zurich Services (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	0.00286
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	2.81600
Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000

Company	Domicile	Ownership	%
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000
ZURICH SERVICIOS DIRECTO ESPAÑA, S.L.	ESP	Zurich Insurance Mobile Solutions AG	100.00000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.02000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	99.98000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Small Amount and Short Term Insurance Ltd	JPN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technical Development (China) Limited	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Vorsorge-Beratungs und Vertriebs GmbH (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.00000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.00000
Zurich Workplace Solutions (Middle East) Limited	ARE	Zurich International Life Limited	100.00000

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
10433 Ella Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
11930 Narcoossee Road, LLC	DE	Mid-Century Insurance Company	100.00000
12225 NE 60th Way, LLC	DE	Truck Insurance Exchange	100.00000
14001 Rosencrans Avenue, LLC	DE	Farmers Insurance Exchange	100.00000
145 Great Road LLC	DE	Mid Century Insurance Company	100.00000
17885 Von Karman, LLC	CA	Farmers Insurance Exchange	100.00000
201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000
21st Century Casualty Company	CA	21st Century Insurance Group	100.00000
21st Century Centennial Insurance Company	PA	Mid-Century Insurance Company	100.00000
21st Century Insurance and Financial Services, Inc.	DE	Mid-Century Insurance Company	100.00000
21st Century Insurance Company	CA	21st Century Insurance Group	100.00000
21st Century Insurance Group	DE	Mid-Century Insurance Company	100.00000
21st Century North America Insurance Company	NY	Mid-Century Insurance Company	100.00000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
2475 Mill Center Parkway, LLC	DE	Farmers Insurance Exchange	100.00000
280 Riverside Parkway, LLC	DE	Farmers Insurance Exchange	100.00000
3049 East Washburn Road, LLC	DE	Farmers Insurance Exchange	100.00000
3195 East Washburn Road, LLC	DE	Farmers Insurance Exchange	100.00000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000
4345 Hamilton Mill Road, LLC	DE	Farmers Insurance Exchange	100.00000
475 Riverside Parkway, LLC	DE	Mid-Century Insurance Company	100.00000
6671-6675 North Macarthur Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
American Federation Insurance Company	TX	21st Century Insurance Group	100.00000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000
Coast National Insurance Company	CA	Coast National Holding Company	100.00000
Economy Fire & Casualty Company	IL	Farmers Property and Casualty Insurance Company	100.00000
Economy Preferred Insurance Company	IL	Economy Fire & Casualty Company	100.00000
Economy Premier Assurance Company	IL	Economy Fire & Casualty Company	100.00000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Farmers Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Direct Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000
Farmers Group Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000

Company	Domicile	Ownership	%
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Mid-Century Insurance Company	100.00000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000
Farmers Lloyds Insurance Company of Texas	TX	See Note 12
Farmers Lloyds, Inc.	TX	Farmers Property and Casualty Insurance Company	100.00000
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000
Farmers Property and Casualty Insurance Company	RI	Farmers Insurance Exchange	80.00000
Farmers Property and Casualty Insurance Company	RI	Truck Insurance Exchange	10.00000
Farmers Property and Casualty Insurance Company	RI	Fire Insurance Exchange	10.00000
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00000
Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Farmers Texas County Mutual Insurance Company	TX	See Note 2
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.00000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000
Fire Insurance Exchange	CA	See Note 3
Foremost County Mutual Insurance Company	TX	See Note 4
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000
Foremost Lloyds of Texas	TX	See Note 5
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
GP, LLC	DE	Bristol West Holdings, Inc.	100.00000
Hawaii Insurance Consultants, Ltd.	HI	Mid-Century Insurance Company	100.00000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000
Insurance Data Systems, G.P.	FL	GP, LLC	0.10000
MC Maple Tree, LLC	DE	Mid-Century Insurance Company	100.00000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000
Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000
Toggle Insurance Company	DE	Mid-Century Insurance Company	100.00000
Toggle Services, LLC	DE	Toggle Insurance Company	100.00000
Truck Insurance Exchange	CA	See Note 6

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 7: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150), and United Kingdom (AA-1780059).

Note 8: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017)

Note 9: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.

Note 10: An affiliate entity is the attorney-in-fact of Farmers Insurance Exchange, Fire Insurance Exchange and Truck Insurance Exchange (collectively “Exchanges”). The reporting entity’s relationship to the Exchanges, their subsidiaries, and the affiliates that they manage is classified as OTHER.

Note 11: This company is a subsidiary of Zurich Insurance Group Ltd., and is an affiliate of Farmers Group, Inc.

Note 12: Farmers Lloyds Insurance Company of Texas is a Texas company managed by Farmers Lloyds, Inc.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware

Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

Item 33.	Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self- interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34.	Principal Underwriter

(a) Other Activity. Farmers Financial Solutions, LLC (“FFS”) is the principal underwriter for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

(b) Management. The following information is furnished with respect to the officers and directors of FFS:

Name and Principal Address	Positions and Officers with FFS
Janice Scott[1]	Director
Guy Meade Hanson[1]	Director
Al Gildemeister[1]	Director
Zachary Schear[1]	President
Taretha Ann Robinson[1]	Chief Compliance Officer
Joshua Alan Borkin[1]	Treasurer and Chief Financial Officer
Chau Do2	Secretary

1.	The principal business address is 31051 Agoura Road, Westlake Village, CA 91361
2.	The principal business address is 6301 Owensmouth Ave, Woodland Hills, CA 91367

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Farmers Financial Solutions, LLC	N/A	N/A	$7,746,303.28	$0.00

Other Compensation. FFS’ sales representatives and their managers may be eligible for various cash benefits, such as production incentive bonuses for the sale of non-variable insurance products we issue, insurance benefits and financing arrangements.

Item 35.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3120 139th Ave, Suite 300, Bellevue, WA 98005, and at Infosys McCamish Systems, LLC, Insurance Administrators, 3225 Cumberland Blvd SE, Suite 201, Atlanta, GA 30339.

Item 36.	Management Services

All management contracts are discussed in Part A or Part B.

Item 37.	Fee Representation

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on this 30th day of April, 2024.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Ian Macleod	By:	/s/ Walter Kiceleff
	Ian Macleod		Walter Kiceleff
	Attorney-in-Fact		President
	Security Life of Denver Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Ian Macleod	By:	/s/ Walter Kiceleff
	Ian Macleod		Walter Kiceleff
	Attorney-in-Fact		President
	Security Life of Denver Insurance Company		Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ Walter Kiceleff Walter Kiceleff	Director, Chairman of the Board and President

/s/ Brian Keetch Brian Keetch	Chief Financial Officer

/s/ James Levett James Levett	Controller

*/s/ David Travers David Travers	Director

*/s/ Scott Stoll Scott Stoll	Director

*/s/ Annette Thompson Annette Thompson	Director

*/s/ Warren Tucker Warren Tucker	Director

*/s/ Ian Macleod * by Ian Macleod	*On April 30, 2024 as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment

EXHIBIT INDEX

Exhibit (g)(3)	Commutation and Release Agreement between Farmers New World Life Insurance Company and Zurich Insurance Company, Ltd. dated as of August 1, 2023.

Exhibit (g)(4)	Coinsurance and Modified Coinsurance Agreement between Farmers New World Life Insurance Company and Security Life of Denver Insurance Company effective August 1, 2023.

Exhibit (j)(1)	Power of Attorney

Exhibit (k)(1)	Opinion of Ian Macleod, Attorney-in-Fact

Exhibit (n)(1)	Consent of Independent Registered Public Accounting Firm